UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Westcore Trust

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2012

Item 1.       Reports to Stockholders.

Westcore Funds®

Denver Investments

2012 ANNUAL REPORT

DECEMBER 31, 2012

Fund	TICKER SYMBOLS Retail Class	TICKER SYMBOLS Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Blue Chip Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Fund	WTMCX	–
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with "Westcore Funds Denver Investments" is a registered service mark of Denver Investments.

INTENTIONALLY LEFT BLANK

DEAR FELLOW SHAREHOLDER:

Today there is information overload about the economy, the financial markets and investment strategies. We would like to share with you what we believe are a few important highlights from all of this information that we believe all our shareholders should be thinking about.

First, the United States and world economies are continuing their slow recovery from the 2008 “Great Recession”. We expect this recovery will continue to be slow and a bit bumpy in the years ahead. Government indebtedness is a big part of the problem creating slow growth.

Second, bonds are both very expensive and offer historically low yields. They may be overpriced as stocks were in the year 2000. This means total returns from bonds may well be very modest, at best, over the next ten years or so. To illustrate how expensive bonds are today, compare the current yield on a 10-year U.S. Treasury bond of 1.9% to the all-time high yield on the same bond on September 25, 1981 of 15.6%.

Today, stocks in the S&P 500® Index sell for an average Price/Earnings ratio of approximately 14.6x which is a very reasonable valuation based on history and the dividend yield is 2.2% , higher than the 1.9% yield on the 10-year U.S. Treasury bond. It is also important to remember stock holders benefit from growing earnings and dividends which many companies have had even in these challenging times.

Fourth, we believe investors should consider economic developments on a worldwide basis because many, if not most, goods and services are sold worldwide. Examples of issues we believe investors should consider are the Japanese policy to weaken the yen and President Obama’s new initiative to improve the U.S. tariff and trading policies with Europe.

Fifth, we believe all investors should have a long-term financial plan. The younger you are when you put this plan in place the better, however, it’s never too late to do it. Finally this plan should include periodic review but should remain consistent.

On the following pages you may read about the 12 Westcore Funds. The funds focus on a variety of investment styles and may all play an important role in your long-term investment plan. These funds are managed by talented investment professionals who continuously strive to position the portfolios to provide shareholders with the best possible investment opportunities in a continuously changing world.

Investment returns for a number of our funds lagged their respective benchmarks in 2012. The Westcore board has had extensive discussions with these portfolio management teams and believes constructive modifications have been made to the various investment processes. We also note that it is normal for active managers to create annual investment returns that fluctuate around those of the benchmark.

Thank you for being part of the Westcore family of investors and if you have any questions you would like us to address please contact us at www.westcore.com.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	15.13%	9.65%	0.12%	7.07%	8.32%	6/1/1988
Institutional Class
(WILGX)	15.37	9.85	0.26	7.14	8.35	9/28/2007
Russell 1000®
Growth Index	15.26	11.35	3.12	7.52	9.15
Lipper Large-Cap
Growth Index	15.92	9.02	1.01	6.39	8.19

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.06%, Net: 1.06% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.26%, Net: 0.89%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  There is an ancient Chinese proverb which states “may you live in interesting times” and 2012 certainly was interesting. With the European Union almost collapsing, pending “fiscal cliff” negotiations, uncertainty regarding the U.S. presidential election, the impact of Hurricane Sandy and a divided political structure in the U.S., 2012 was anything but dull. Macro-related issues drove a significant portion of the day-to-day market volatility to a larger extent than in recent memory. Yet, despite all of the negative macro-related issues and significant uncertainty in 2012, equity markets still marched higher.
  Against this backdrop, the Westcore Growth Fund slightly lagged its benchmark, the Russell 1000® Growth Index, for the year.
  Holdings in the consumer staples, consumer discretionary and information technology sectors produced the Fund’s strongest returns relative to its benchmark. Information technology sector holding Apple Inc. was up strongly in 2012 as new iPhone, iPad and Macbook launches enhanced consumers’ mobile media experience. Equinix Inc., a provider of data center services, was another information technology sector holding that performed well in 2012. It benefited from the long-term shift to cloud computing and the announcement of its intention to convert to a more tax efficient company structure in 2013. Consumer discretionary sector holding PulteGroup Inc. was another strong performer. This home builder benefited from the continued renaissance of the home building industry and from its unique position among competitors of having excess land to build on.
  Holdings in the health care, financials and materials sectors produced the Fund’s weakest returns relative to its benchmark. Although the Fund’s information technology sector holdings overall provided strong performance relative to the benchmark, it also included some of the Fund’s weakest performers in the period, F5 Networks Inc. and EMC Corp. Both F5 Networks and EMC were negatively impacted as corporations slowed enterprise spending in anticipation of a potential recession and in reaction to macro-related events in Europe. F5 Networks was further impacted by management changes which heightened investor concern regarding near-term fundamentals. Another company that struggled due to macro concerns was industrials sector holding Triumph Group Inc. Triumph, an aerospace parts supplier, experienced a pullback in its stock price as investors contemplated the impact a potential global recession could have on airline travel and aircraft repairs.
  As we look to 2013, we see many similarities to 2012. It appears that uncertainty and macro-related issues will continue to drive the short-term direction of the markets. Although volatility and uncertainty will, in our opinion, remain in 2013, we believe we are starting to see light at the end of the tunnel (a tunnel that we entered in 2007). We believe that improvement in the housing market, revolutionary developments in unconventional oil and gas deposits domestically, increased liquidity globally, declining consumer debt, and solid corporate balance sheets will continue to help the fundamental backdrop for equities. As the fundamental backdrop for equity markets improves, we anticipate a rotation out of fixed-income investments and into equities, especially larger, well-known companies.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Apple Inc.	9.93%	2.78%
Equinix Inc.	1.25	1.10
PulteGroup Inc.	0.75	0.90
Home Depot Inc.	2.13	0.89
Gilead Sciences Inc.	0.93	0.71

5 Lowest
American Express Co.	0.51%	-0.17%
Fortinet Inc.	0.23	-0.17
Triumph Group Inc.	0.31	-0.18
EMC Corp.	1.00	-0.25
F5 Networks Inc.	0.62	-0.40

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings

(as of 12/31/12)
Apple Inc.	7.7%
Google Inc.	3.8
QUALCOMM Inc.	3.4
Oracle Corp.	3.1
eBay Inc.	2.8
Home Depot Inc.	2.7
Visa Inc.	2.4
Amazon.com Inc.	2.4
Comcast Corp.	2.2
Honeywell International Inc.	2.0
Total (% of Net Assets)	32.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 12/31/12	Category
Overall	«««	1,503
3 Year	«««	1,503
5 Year	««	1,301
10 Year	«««	863

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$90.7	$97.6
Price/Earnings (1 year trailing)	19.1x	18.0x
EPS Growth (3 year historical)	24.9%	19.8%
Beta	1.1	1.0
Number of Holdings	56	571
Portfolio Turnover Rate	167%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management
Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	4.64%	8.13%	0.40%	7.79%	9.85%	8/1/1986
Institutional Class
(WIMGX)	4.96	8.27	0.52	7.87	9.88	9/28/2007
Russell Midcap®
Growth Index	15.81	12.91	3.23	10.32	9.78
Lipper Mid-Cap
Growth Index	13.36	10.50	1.50	9.40	9.05

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 1.02% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.88%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Manager Commentary

  The Westcore MIDCO Growth Fund returned 4.64% for 2012, underperforming the 15.81% return of its benchmark, the Russell Midcap® Growth Index.
  By almost any measure, 2012 was a disappointing year for the Fund. We had an uncharacteristically high number of underperforming stocks and while our investment style was clearly out of favor, we would have expected to perform better. Most importantly, we want our shareholders to know that we are not satisfied with our recent performance and are working tirelessly to improve our results.
  At the core of our philosophy, we believe the best growth stocks are uncovered by in-depth fundamental research—finding companies with superior growth prospects early. We talk with hundreds of companies per year, searching for those with strong, long-term growth potential, attractive valuations and quality management teams that can consistently deliver. We are very focused on companies that are experiencing strong long-term growth, less tied to the overall economic cycle. Looking forward to 2013, we believe that we can identify these companies.
  Turning back to 2012, the equity markets were resoundingly positive, continually climbing the “wall of worry” created by political discord and anemic global growth. Coordinated global stimulus, benign inflation and a strong domestic housing market gave investors confidence that indeed the future remains bright. From our perch it appears that growth will remain relatively slow, albeit accelerating throughout the year. We believe equities remain attractive versus almost any alternative and we are optimistic that returns can be strong again in 2013.
  The three sectors that contributed most positively to the Fund’s performance relative to its benchmark during 2012 were financials, consumer staples and utilities. The Fund’s best performing stock was Ocwen Financial Corp., a mortgage loan servicer. This financials sector holding benefited from the trend of larger banks to outsource services to specialists like Ocwen. Onyx Pharmaceuticals Inc., a health care sector holding, was the Fund’s second best performing stock. This biotechnology company performed well due to the approval and successful launch of Kyprolis, its potential blockbuster drug for the treatment of multiple myeloma patients.
  The three sectors that detracted most from the Fund’s performance relative to its benchmark in 2012 were information technology, consumer discretionary and energy. The Fund’s worst performing stock was information technology sector holding Zynga Inc. Zynga did not transition well to an environment that was more conducive to mobile gaming and less to its stronger social gaming platform. We exited the stock during the year given concerns of slowing growth and limited success in new mobile games. Tempur-Pedic International Inc., a specialty-mattress provider within the consumer discretionary sector, struggled due to aggressive mid-year competition. Within the energy sector, SM Energy Co. was the Fund’s worst performing stock. This exploration and production company experienced pricing pressure on its natural gas and natural gas liquids production.
  As of the end of 2012, the Fund was overweighted primarily in the information technology and energy sectors, and underweighted primarily in the financials and consumer staples sectors.
  We are humbled by the Fund’s recent performance and look forward to restoring this product to your and our expectations. As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Ocwen Financial Corp.	1.37%	2.25%
Onyx Pharmaceuticals Inc.	2.37	1.76
LinkedIn Corp.	1.58	1.13
Amylin Pharmaceuticals Inc.	0.26	0.79
Sirona Dental Systems Inc.	1.81	0.75

5 Lowest
Atmel Corp.	0.80%	-0.52%
SanDisk Corp.	0.64	-0.59
SM Energy Co.	0.79	-0.70
Tempur-Pedic
International Inc.	0.83	-0.96
Zynga Inc.	0.88	-1.94

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
Onyx Pharmaceuticals Inc.	2.8%
Discovery Communications Inc.	2.6
Sirona Dental Systems Inc.	2.4
Ingersoll-Rand PLC	2.3
Sirius XM Radio Inc.	2.2
WESCO International Inc.	2.2
LinkedIn Corp.	2.1
Starwood Hotels & Resorts Worldwide Inc.	2.0
Affiliated Managers Group Inc.	2.0
Thoratec Corp.	1.9
Total (% of Net Assets)	22.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/12	Category
Overall	««	671
3 Year	««	671
5 Year	««	591
10 Year	««	431

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$7.1	$9.0
Price/Earnings (1 year trailing)	20.0x	20.5x
EPS Growth (3 year historical)	22.3%	19.0%
Beta	1.1	1.0
Number of Holdings	68	457
Portfolio Turnover Rate	114%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management
Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	-11.28%	1.17%	-0.83%	7.17%	10.14%	10/1/1999
Russell Midcap®
Growth Index	15.81	12.91	3.23	10.32	4.99
Lipper Mid-Cap
Growth Index	13.36	10.50	1.50	9.40	4.19

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.02%, Net: 1.02%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Westcore Select Fund may participate in the Initial Public Offering (IPO) market and a significant portion of the Fund’s since inception return has been attributable to its investments in IPOs. There is no guarantee that as the Fund’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Manager Commentary

  The Westcore Select Fund returned -11.28% for 2012, underperforming the 15.81% return of its benchmark, the Russell Midcap® Growth Index.
  By almost any measure, 2012 was a disappointing year for the Fund. We had an uncharacteristically high number of underperforming stocks and while our investment style was clearly out of favor, we would have expected to perform better. Most importantly, we want our shareholders to know that we are not satisfied with our recent performance and are working tirelessly to improve our results.
  At the core of our philosophy, we believe the best growth stocks are uncovered by in-depth fundamental research—finding companies with superior growth prospects early. We talk with hundreds of companies per year, searching for those with strong, long-term growth potential, attractive valuations and quality management teams that can consistently deliver. We are very focused on companies that are experiencing strong long-term growth, less tied to the overall economic cycle. Looking forward to 2013, we believe that we can identify these companies.
  Turning back to 2012, the equity markets were resoundingly positive, continually climbing the “wall of worry” created by political discord and anemic global growth. Coordinated global stimulus, benign inflation and a strong domestic housing market gave investors confidence that indeed the future remains bright. From our perch it appears that growth will remain relatively slow, albeit accelerating throughout the year. We believe equities remain attractive versus almost any alternative and we are optimistic that returns can be strong again in 2013.
  The Fund’s best performing stock was Onyx Pharmaceuticals Inc., a health care sector holding. This biotechnology company performed well due to the approval and successful launch of Kyprolis, its potential blockbuster drug for the treatment of multiple myeloma patients. Consumer discretionary sector holding D.R. Horton Inc. was a significant positive contributor. This diversified homebuilder benefited from improvements in the housing market after many years of depressed activity. At the sector level there were no positive contributors relative to the benchmark. The utilities, financials and telecommunication services sectors detracted the least relative to the benchmark.
  The three sectors that detracted most from the Fund’s performance relative to its benchmark were information technology, consumer discretionary and industrials. The Fund’s worst performing stock was information technology sector holding Zynga Inc. Zynga did not transition well to an environment that was more conducive to mobile gaming and less to its stronger social gaming platform. We exited the stock during the year given concerns of slowing growth and limited success in new mobile games. Tempur-Pedic International Inc., a specialty-mattress provider within the consumer discretionary sector, struggled due to aggressive mid-year competition. Within the industrials sector, Ryder System Inc. was the worst performing stock. This truck leasing company failed to meet expectations during the second quarter as rental growth slowed.
  As of the end of 2012, the Fund was overweighted primarily in the consumer discretionary and information technology sectors, and underweighted primarily in the consumer staples and financials sectors.
  We are humbled by the Fund’s recent performance and look forward to restoring this product to your and our expectations. As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Onyx Pharmaceuticals Inc.	3.13%	2.92%
LinkedIn Corp.	2.66	1.89
D.R. Horton Inc.	2.79	0.82
Citrix Systems Inc.	3.71	0.78
Sirius XM Radio Inc.	1.15	0.70

5 Lowest
Take-Two Interactive
Software Inc.	2.05%	-1.19%
Express Inc.	2.46	-1.22
Ryder System Inc.	1.97	-1.36
Tempur-Pedic
International Inc.	0.15	-1.68
Zynga Inc.	1.17	-3.72

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
WESCO International Inc.	4.8%
Starwood Hotels & Resorts Worldwide Inc.	4.5
Ingersoll-Rand PLC	4.5
Rockwood Holdings Inc.	4.5
Discovery Communications Inc.	4.4
Kansas City Southern	4.4
D.R. Horton Inc.	4.4
Thoratec Corp.	4.3
Sirius XM Radio Inc.	4.1
Expedia Inc.	4.1
Total (% of Net Assets)	44.0%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/12	Category
Overall	««	671
3 Year	«	671
5 Year	««	591
10 Year	««	431

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$7.3	$9.0
Price/Earnings (1 year trailing)	17.4x	20.5x
EPS Growth (3 year historical)	32.0%	19.0%
Beta	1.2	1.0
Number of Holdings	26	457
Portfolio Turnover Rate	167%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
..
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	13.39%	7.44%	0.54%	6.22%	8.28%	6/1/1988
Institutional Class
(WIMVX)	13.66	7.57	0.69	6.30	8.32	9/28/2007
S&P 500® Index	16.00	10.87	1.66	7.10	9.34
Lipper Large-Cap
Core Index	15.32	9.19	0.97	6.13	8.52

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.12%, Net: 1.12%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.96%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Some historical accounts suggest Emperor Nero fiddled while Rome burned in the first century A.D. Monetary authorities in the U.S. and Europe attempted, through a series of quantitative easing programs over the course of 2012, to “fiddle their way out” of weak economic growth, high unemployment and rising sovereign borrowing rates. While the effectiveness of these efforts to artificially drive down borrowing costs and spur economic growth continues to be debated, one thing is certain; the impact on market returns was dramatic.
  The Westcore Blue Chip Fund underperperformed its benchmark, the S&P 500® Index, for the year ended December 31, 2012.
  Our best performance for the year relative to the benchmark came from the energy, medical/ healthcare and basic materials sectors. Within energy, HollyFrontier Corp. continues to benefit from its lower cost, inland crude refining compared to higher cost coastal crude. Additionally, Holly has distributed special dividends to shareholders in excess of its regular dividend. We believe that the substantial growth of crude oil production in the mid-U.S. will persist longer than investors expect. Amgen Inc., a global biotechnology company, was the top contributor to outperformance in the medical/ healthcare sector. Stable legacy products, success of newly launched pharmaceutical products and an improving pipeline of drugs, helped drive market share appreciation and strong financial results. Although the basic materials sector outperformed during the year, no individual Fund holding was a standout.
  Our relative under-performance for the year came from the technology, interest rate sensitive and commercial services sectors. Within technology, two Fund holdings, Dell Inc. (computer hardware) and Activision Blizzard Inc. (computer gaming) underperformed. Dell’s PC business contributes half its revenues and much less than that of profits. Contrary to market sentiment, we believe Dell has catalysts in its servers, software, storage, etc. that serve the datacenter revolution. Activision has struggled with the current gaming console cycle coming to an end and the market questioning the sustainability of its PC game franchises. We believe this is a strong business and these franchises have a bright future. Within the interest rate sensitive sector, the lack of exposure to companies with weaker fundamentals was an important negative factor affecting performance. Within commercial services, Western Union Co., a provider of global money transfer services, lagged. It announced third quarter results that missed revenue expectations and commentary on its business outlook added to investor disappointment. We believe management is taking the right steps to address competitive challenges that should result in gains.
  As we move into 2013, it does feel as if we skirted the direst outcomes in 2012. Domestically, the economy continues to grow, albeit slower than necessary to produce strong job creation. Banks have benefited from nearly zero percent borrowing costs provided by the Federal Reserve through its various forms of quantitative easing. They have begun to lend more aggressively as they have few alternatives in which to invest deposits. The real estate market has also benefited from record low borrowing costs. It appears the housing market has found a bottom in 2012 for most geographical areas. Consumers appear more confident now that home prices (and personal net worth) have stabilized. In similar fashion, Europe managed to stand on the edge of the precipice and not fall. Hardly a glowing economic environment, but better than where we started the year.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Marathon Petroleum Corp.	1.38%	0.99%
Amgen Inc.	2.91	0.97
HollyFrontier Corp.	0.92	0.71
Wal-Mart Stores Inc.	3.89	0.70
Lowe's Companies, Inc.	1.57	0.68

5 Lowest
Exelon Corp.	0.85%	-0.28%
Activision Blizzard Inc.	2.47	-0.34
Western Union Co.	1.61	-0.41
Dell Inc.	1.28	-0.45
Occidental Petroleum Corp.	2.89	-0.46

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
Wal-Mart Stores Inc.	4.2%
International Business Machines Corp.	3.8
ACE Ltd.	3.7
Amgen Inc.	3.5
Microsoft Corp.	3.5
Pfizer Inc.	3.4
Union Pacific Corp.	3.2
Unilever N.V.	3.1
Abbott Laboratories	3.1
Occidental Petroleum Corp.	2.7
Total (% of Net Assets)	34.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

 Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 12/31/12	Category
Overall	«««	1,506

3 Year	««	1,506

5 Year	«««	1,324

10 Year	«««	836

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore	S&P 500®
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$67.4	$103.1
Price/Cash Flow (1 year trailing)	9.2x	10.9x
Price/Book Value	2.4x	2.5x
Price/Earnings (1 year trailing)	12.9x	15.1x
Beta	0.9	1.0
Number of Holdings	49	500
Portfolio Turnover Rate	9%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class
(WTMCX)	12.39%	10.53%	0.53%	8.54%	8.10%	10/1/1998
Russell Midcap®
Value Index	18.51	13.39	3.79	10.63	9.04
Lipper Mid-Cap
Value Index	18.32	11.18	2.97	9.64	8.53

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.22%, Net: 1.22%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Some historical accounts suggest Emperor Nero fiddled while Rome burned in the first century A.D. Monetary authorities in the U.S. and Europe attempted, through a series of quantitative easing programs over the course of 2012, to “fiddle their way out” of weak economic growth, high unemployment and rising sovereign borrowing rates. While the effectiveness of these efforts to artificially drive down borrowing costs and spur economic growth continues to be debated, one thing is certain; the impact on market returns was dramatic.
  The Westcore Mid-Cap Value Fund underperformed its benchmark, the Russell Midcap® Value Index, for the year ended December 31, 2012.
  The leading positive contributors relative to the benchmark were the energy and utilities sectors. Within energy, HollyFrontier Corp. continued to benefit from its lower cost, inland crude refining. Additionally, Holly has distributed special dividends to shareholders in excess of its regular dividend. We believe that the substantial growth of crude oil production in the mid-U.S. will persist longer than investors expect. No individual stocks in the utilities sector were among the top performers. DISH Network Corp. benefited from consolidation in the telecom services industry and a favorable Federal Communications Commission (“FCC”) decision brought attention to the value of the company’s wireless spectrum. SunTrust Banks Inc. was one of the Fund’s best performing stocks for 2012. Banks benefited from the nascent recovery in the housing markets, particularly in the Southeast and Mid-Atlantic regions where SunTrust operates.
  The consumer cyclical, consumer staples and capital goods sectors were the most disappointing relative contributors in 2012. J.C. Penney Co. Inc. was the primary driver of the Fund’s poor performance within the consumer cyclical sector. It is in the midst of a major turnaround involving price, product and positioning. The change from discount coupons to low everyday prices resulted in a significant decline in customer traffic and sales and the stock reacted negatively to the news. The disappointing near-term results created uncertainty regarding the long-term strategy and our thesis. We sold the position. No individual stocks in the consumer staples or capital goods sectors were among the bottom performers. We believed Marvell Technology Group Ltd., a global leader in integrated silicon solutions in the technology sector, was attractively valued. It had returned capital to shareholders through dividends and stock buybacks. A change in management was announced in October. Additionally, it continued investing money in the wireless side of its business. These changes caused us to sell the stock, as we believed no catalyst remained to unlock the value that we initially saw when we made the investment.
  As is so often the case, we see many issues to be concerned about looking into the New Year. The eleventh hour “fiscal cliff” resolution pushed into the first quarter of 2013 many of the politically polarizing issues tied to how the country addresses meaningful debt reduction. We believe the economic and financial woes in Europe are not done. We also see the potential for further economic damage and market volatility from any delay on extending the limit on the Federal debt ceiling. The 42-month economic recovery is historically longer than average. Earnings estimates, particularly for non-financial companies, are being lowered for 2013. Hardly a glowing economic environment, but better than where we started the year.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
HollyFrontier Corp.	2.59%	2.04%
DISH Network Corp.	2.94	0.87
SunTrust Banks Inc.	1.43	0.73
PartnerRe Ltd.	2.36	0.71
Quanta Services Inc.	2.72	0.71

5 Lowest
Marvell Technology Group Ltd.	0.09%	-0.27%
SM Energy Co.	0.44	-0.28
Activision Blizzard Inc.	2.24	-0.31
Forest Oil Corp.	0.40	-0.40
J.C. Penney Co. Inc.	1.27	-0.92

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
HollyFrontier Corp.	3.4%
Quanta Services Inc.	3.3
AXIS Capital Holdings Ltd.	3.2
Omnicare Inc.	2.5
American Water Works Co. Inc.	2.5
Reinsurance Group of America Inc.	2.4
Aon PLC	2.4
Plantronics Inc.	2.4
Westar Energy Inc.	2.4
Ensco PLC	2.3
Total (% of Net Assets)	26.8%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Value
	as of 12/31/12	Category
Overall	«««	357
3 Year	«««	357
5 Year	««	311
10 Year	«««	177

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Mid-Cap	Russell Midcap®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$6.7	$8.5
Price/Cash Flow (1 year trailing)	8.4x	10.3x
Price/Book Value	1.9x	1.7x
Price/Earnings (1 year trailing)	13.2x	15.4x
Beta	0.9	1.0
Number of Holdings	52	564
Portfolio Turnover Rate	21%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in small-company stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	7.02%	7.48%	0.45%	7.57%	7.79%	12/28/1993
Institutional Class
(WISCX)	7.17	7.58	0.59	7.66	7.84	9/28/2007
Russell 2000® Index	16.35	12.25	3.56	9.72	7.90
Lipper Small-Cap
Core Index	15.94	11.92	3.96	9.70	9.00

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.45%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.80%, Net: 1.20%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Some historical accounts suggest Emperor Nero fiddled while Rome burned in the first century A.D. Monetary authorities in the U.S. and Europe attempted, through a series of quantitative easing programs over the course of 2012, to “fiddle their way out” of weak economic growth, high unemployment and rising sovereign borrowing rates. While the effectiveness of these efforts to artificially drive down borrowing costs and spur economic growth continues to be debated, one thing is certain; the impact on market returns was dramatic.
  The Westcore Small-Cap Opportunity Fund underperformed its benchmark, the Russell 2000® Index, for the year ended December 31, 2012.
  The strongest contributors to relative performance for the year were the medical/healthcare, consumer staples and communications sectors. Several names drove outperformance in the medical/healthcare sector. Zoll Medical Corp., a medical device manufacturer, benefited from stronger than anticipated demand in the hospital and pre-hospital markets. It continues operational improvements and product penetration and its strong financial results exceeded investor expectations. Late in the first quarter, Japanese firm Asahi Kasei announced the intent to acquire Zoll. Although the basic materials sector was not in the top relative performing sectors, KapStone Paper and Packaging Corp. was among the top performers during the year. It outperformed following an announced price increase by it and its competitors. The industry continues to capitalize on consolidation and the tight inventories and stable demand of its products seem to suggest support for the price increase.
  We experienced headwinds relative to the benchmark index from the interest rate sensitive, consumer cyclical and commercial services sectors. Within interest rate sensitive, Meadowbrook Insurance Group Inc. underperformed. It is a specialty insurance underwriter for niche markets, with workers’ compensation its largest line of business. Despite a history of solid underwriting, 2012 saw the adverse development of loss reserves. Initially we accepted what appeared to be conservative, pro-active reserve additions, but failed to recognize the more systemic problems. Once these became apparent, we sold the stock. The consumer cyclical sector underperformed partly due to our lack of exposure to homebuilders. Commercial services sector holding, Bridgepoint Education Inc. disappointed and was sold during the third quarter. Part of our thesis was violated when it encountered accreditation difficulties. While it may ultimately achieve the necessary accreditation, we believe it raised new issues and potentially increased near-term costs for the company.
  As is so often the case, we see many issues to be concerned about looking into the New Year. The eleventh hour “fiscal cliff” resolution pushed into the first quarter of 2013 many of the politically polarizing issues tied to how the country addresses meaningful debt reduction. We also see the potential for further economic damage and market volatility from any delay on extending the limit on the Federal debt ceiling. The 42-month economic recovery is historically longer than average. Earnings estimates, particularly for non-financial companies, are being lowered for 2013. We believe the economic and financial woes in Europe are not done. We thank you for your trust and patience.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Zoll Medical Corp.	0.82%	1.12%
Standard Microsystems Corp.	1.48	0.93
KapStone Paper and
Packaging Corp.	1.74	0.80
Medicis Pharmaceutical Corp.	2.63	0.79
Myriad Genetics Inc.	2.65	0.67

5 Lowest
Twin Disc Inc.	0.41%	-0.61%
Keynote Systems Inc.	1.63	-0.66
Meadowbrook Insurance
Group Inc.	1.16	-0.69
Bill Barrett Corp.	1.35	-0.95
Bridgepoint Education Inc.	0.49	-1.07

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
Schweitzer-Mauduit International Inc.	3.0%
U.S. Physical Therapy Inc.	2.8
Myriad Genetics Inc.	2.8
National Financial Partners Corp.	2.6
Cott Corp.	2.4
Alterra Capital Holdings Ltd.	2.3
KapStone Paper and Packaging Corp.	2.2
Central Garden & Pet Co.	2.2
Orthofix International N.V.	2.2
Horace Mann Educators Corp.	2.1
Total (% of Net Assets)	24.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/12	Category
Overall	««	607
3 Year	««	607
5 Year	««	527
10 Year	««	330

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,165.0	$1,311.0
Price/Cash Flow (1 year trailing)	9.0x	11.9x
Price/Book Value	1.9x	2.1x
Price/Earnings (1 year trailing)	15.7x	16.1x
Beta	0.9	1.0
Number of Holdings	57	1,978
Portfolio Turnover Rate	40%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	9.69%	11.57%	2.41%	—	4.41%	12/13/2004
Institutional Class
(WISVX)	9.78	11.64	2.48	—	4.46	9/28/2007
Russell 2000®
Value Index	18.05	11.57	3.55	—	4.33
Lipper Small-Cap
Value Index	15.56	11.42	4.33	—	5.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.38%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.25%, Net: 1.17%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Some historical accounts suggest Emperor Nero fiddled while Rome burned in the first century A.D. Monetary authorities in the U.S. and Europe attempted, through a series of quantitative easing programs over the course of 2012, to “fiddle their way out” of weak economic growth, high unemployment and rising sovereign borrowing rates. While the effectiveness of these efforts to artificially drive down borrowing costs and spur economic growth continues to be debated, one thing is certain; the impact on market returns was dramatic.
  The Westcore Small-Cap Value Fund underperformed its benchmark, the Russell 2000® Value Index for the year ended December 31, 2012.
  During 2012 the commercial services, medical/ healthcare and utilities sectors provided the most significant contributions to performance relative to the benchmark. Within commercial services, MAXIMUS Inc., a provider of outsourced business solutions, was the top performer. It continued improvements in the U.K. welfare-to-work program. We believe it should see greater demand in the future as we anticipate the company will be a key implementer of U.S. healthcare exchanges for state governments. The standout in the medical/ healthcare sector was West Pharmaceutical Services Inc., a packaging solutions provider. Demand for packaging systems has led to strong profit margins and cash flows. We believe new products should drive increased revenues, profit margins and free cash flow. The positive contribution from the utility sector came from both our under exposure to the sector and stock selection.
  The weakest contributors to performance versus the benchmark were in the interest rate sensitive, basic materials and energy sectors. Cash America International Inc. was the main underachiever in the interest rate sensitive sector. It continues to generate free cash and grow the franchise nicely. However, by mid-year, a tired consumer and a modest decline in gold prices reduced growth in pawn lending. Its payday lending business experienced regulatory uncertainty in the U.S. and U.K. disappointing investors. We believe it is ahead of the curve on regulatory matters and value will be unlocked in the future. Basic materials holding Buckeye Technologies Inc., a manufacturer and distributor of cellulose-based specialty products, reported a solid quarter but announced weaker conditions in its auto-related markets in Europe which pressured the stock price. We still like the positioning of Buckeye and the long-term growth of its end markets. Within energy, Berry Petroleum Co., an exploration and production company in the oil and gas industry, experienced weakness due to pipeline bottlenecks in its Permian Basin oil operation. Berry has continued to build out infrastructure, precluding it from slowing capital expenditures. We believe Berry is executing well on its long-term plan to develop its oil assets across the Western United States .
  As is so often the case, we see many issues to be concerned about looking into the New Year. The eleventh hour “fiscal cliff” resolution pushed into the first quarter of 2013 many of the politically polarizing issues tied to how the country addresses meaningful debt reduction. We believe the economic and financial woes in Europe are not done. We also see the potential for further economic damage and market volatility from any delay on extending the limit on the Federal debt ceiling. The 42-month economic recovery is historically longer than average. Earnings estimates, particularly for non-financial companies, are being lowered for 2013. Hardly a glowing economic environment, but better than where we started the year.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Schweitzer-Mauduit
International Inc.	2.80%	0.50%
Alterra Capital Holdings Ltd.	2.65	0.47
Belden Inc.	1.44	0.31
Brink's Co.	2.30	0.25
StanCorp Financial Group Inc.	1.31	0.25

5 Lowest
Buckeye Technologies Inc.	1.96%	-0.21%
Jones Group Inc.	1.77	-0.27
Berry Petroleum Co.	1.60	-0.33
Ebix Inc.	0.47	-0.34
Finish Line Inc.	1.81	-0.34

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
West Pharmaceutical Services Inc.	3.4%
Alterra Capital Holdings Ltd.	3.1
Plantronics Inc.	3.0
Schweitzer-Mauduit International Inc.	3.0
MAXIMUS Inc.	2.7
Endurance Specialty Holdings Ltd.	2.4
Brink's Co.	2.4
Portland General Electric Co.	2.2
Bristow Group Inc.	2.2
Tidewater Inc.	2.2
Total (% of Net Assets)	26.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 12/31/12	Category
Overall	«««	279
3 Year	««««	279
5 Year	««	247

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,588.0	$1,156.0
Price/Cash Flow (1 year trailing)	10.1x	10.0x
Price/Book Value	1.8x	1.5x
Price/Earnings (1 year trailing)	15.8x	13.7x
Beta	0.8	1.0
Number of Holdings	61	1,422
Portfolio Turnover Rate	35%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager
Jon K. Tesseo Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	15.60%	14.18%	—	—	5.97%	6/23/2008
Russell Microcap® Index	19.75	11.87	—	—	3.29
Lipper Small-Cap Core Index	15.94	11.92	—	—	5.14

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 5.74%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Despite a strong showing in the fourth quarter and good absolute returns for the year, the Westcore Micro-Cap Opportunity Fund trailed its benchmark, the Russell Microcap® Index for 2012.
  The Fund’s performance was especially disappointing because the metrics that we generally believe are good indicators worked well for the year. Companies with high price-to-cash flow ratios and good valuation outperformed. Companies with good returns on equity and good price momentum also outperformed for the year. Dividend payers outperformed non-dividend payers and stocks with higher prices outperformed stocks with lower prices.
  So, what went wrong? The Fund’s under-performance basically came down to four stocks; one that the Fund owned and three that it didn’t. The three stocks the Fund didn’t own were biotech firms. One, Pharmacyclics Inc., was too large for the Fund to own. Another, Arena Pharmaceuticals Inc., was up tremendously for 2012, contributing significantly to the benchmark, but the Fund didn’t own it because it was losing money as it waited for FDA approval of its anti-obesity drug. Inhibitex Inc. was also up strongly due to its acquisition by Bristol-Meyers Squibb Co. A stock that the Fund did own that contributed meaningfully to the Fund’s underperformance was commercial services sector holding ChinaCast Education Corp. This operator of accredited online and campus based universities in several cities in China was the Fund’s worst performing holding for 2012. The company was riddled by scandal including allegations of fraud by its CEO. We sold the Fund’s position before the company was delisted. Ferro Corp., a basic materials sector holding, was another poor performer. This specialty materials and chemicals producer went through a management shake-up and the CEO resigned in November.
  On the positive side, interest rate sensitive sector holding Stewart Information Services Corp. was up strongly. Stewart provides title insurance, and other real estate information services. Another solid performer was commercial services sector holding Barrett Business Services Inc. Barrett offers human resource, payroll, risk management and worker’s compensation services. Cost Plus Inc. is a retailer of primarily imported casual home furnishings. This consumer cyclicals sector holding performed well and, in August, was acquired by Bed, Bath & Beyond Inc.
  For the last several years we have seen companies tightening their belts and increasing their cash positions. Currently there is nearly two trillion dollars on U.S. company balance sheets. Companies have become better run and more profitable. It seems to us that, as the economy improves, we should see corporate cash being put to work, much of it likely in smaller companies in the micro-cap space. Information like this combined with the general improvement in the economy, albeit slow, spurs our optimism in micro-cap stocks. Our models continue to search for quality companies, with good cash flow and management behaving in shareholders’ interests.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Barrett Business Services Inc.	0.69%	0.59%
Stewart Information
Services Corp.	0.60	0.59
Capital Senior Living Corp.	0.60	0.54
Prestige Brands Holdings Inc.	0.72	0.50
Cost Plus Inc.	0.26	0.50

5 Lowest
Net 1 U.E.P.S.
Technologies Inc.	0.13%	-0.32%
Cumberland
Pharmaceuticals Inc.	0.41	-0.32
Consolidated Graphics Inc.	0.35	-0.33
Ferro Corp.	0.27	-0.34
ChinaCast Education Corp.	0.29	-0.87

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
Provident Financial Holdings Inc.	1.0%
First Community Bancshares Inc.	1.0
Wilshire Bancorp Inc.	0.9
Horizon Bancorp	0.9
Capital Senior Living Corp.	0.9
Barrett Business Services Inc.	0.9
Arbor Realty Trust Inc.	0.9
Central Pacific Financial Corp.	0.9
Denny's Corp.	0.9
ManTech International Corp.	0.9
Total (% of Net Assets)	9.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/12	Category
Overall	««««	607
3 Year	««««	607

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$381.0	$345.0
Price/Cash Flow (1 year trailing)	9.9x	10.8x
Price/Book Value	1.8x	1.8x
Price/Earnings (1 year trailing)	11.0x	12.7x
Beta	0.9	1.0
Number of Holdings	175	1,459
Portfolio Turnover Rate	132%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

Fund Management
John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	24.84%	16.75%	5.96%	12.29%	5.75%	12/15/1999
MSCI EAFE
Small-Cap Index	20.00	7.17	-0.87	11.93	6.49
Lipper International
Small-Cap Index	21.75	8.42	-0.63	12.98	6.18

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.66%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary

  The year was filled with anxiety with worries ranging from the threat of a Eurozone breakup, to further Middle East turmoil and the U.S. “fiscal cliff”. Despite these worries, global markets produced strong results with the broad MSCI World Index up 16.54% for the year. Small caps fared even better in 2012, with the MSCI EAFE Small-Cap Index up 20.00%. The Westcore International Small-Cap Fund was even stronger up 24.84%.
  Performance during the year was aided by Australia-based collector of past due credit card debt, Credit Corp. Group Ltd. Credit Corp, has been a long-term holding in the Fund and as of period-end it remained a top holding. During 2012, it continued its strong growth and reported fiscal year 2012 profits with an increase in dividends. Additionally Credit Corp announced fiscal year 2013 profit estimates which were in line with analysts’ estimates. Hong Kong-based Pico Far East Holdings Ltd., which focuses on 3D advertising in China, Singapore and the Middle East, was another top contributor to Fund performance. The stock performed well in 2012 after reporting solid revenue growth year-over-year and improved operating leverage.
  GREE Inc., a Japanese mobile social gaming company, detracted from Fund performance during the year. In the spring of 2012, the Japanese government banned the use of a popular and profitable feature in some mobile games. GREE is focused on new game development and expanding internationally and currently, we feel that its growth prospects both domestically and internationally look strong. Ports Design Ltd., a Chinese high-fashion label, also negatively impacted the Fund’s performance in 2012. The company implemented a more conservative inventory accounting practice which contributed to a disappointing earnings release. We feel that the changes that Ports Design made are prudent, and we believe the company has a strong brand and good positioning in the fast-growing women’s luxury retail market in China.
  As we move into 2013, we are optimistic about the companies held in the Fund. We focus on investing in companies that we believe are fast-growing, high-return, cash generative businesses with sound balance sheets. This focus, coupled with our strict valuation process, has been the cornerstone of the Fund’s investment process. We believe this has helped us position the Fund well going into 2013.

Stock Performance
(for the year ended 12/31/12)
	Average	Contribution
5 Highest	Weight	to Return
Credit Corp. Group Ltd.	6.11%	4.64%
Pico Far East Holdings Ltd.	5.33	3.62
Cardno Ltd.	5.97	3.35
Xtep International
Holdings Ltd.	5.00	2.52
Diploma PLC	2.67	2.06

5 Lowest
London Capital Group
Holdings PLC	0.58%	-0.25%
Bonjour Holdings Ltd.	3.09	-0.35
GREE Inc.	1.71	-0.88
Megastudy Co. Ltd.	2.12	-1.21
Ports Design Ltd.	3.11	-1.82

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/12)
Credit Corp. Group Ltd. [Australia]	5.5%
Cardno Ltd. [Australia]	5.4
Pico Far East Holdings Ltd. [Hong Kong]	5.2
IG Group Holdings PLC [United Kingdom]	4.7
Slater & Gordon Ltd. [Australia]	4.4
DeNA Co. Ltd. [Japan]	4.0
Mears Group PLC [United Kingdom]	3.7
Xtep International Holdings Ltd. [Hong Kong]	3.6
Andritz AG [Austria]	3.3
Home Capital Group Inc. [Canada]	3.3
Total (% of Net Assets)	43.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 12/31/12	Growth Category
Overall	««««	109
3 Year	«««««	109
5 Year	«««««	96
10 Year	««	58

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore International	MSCI EAFE
	Small-Cap Fund	Small-CapIndex
Weighted Average Market Capitalization ($ Mil)	$1,646.0	$1,725.0
Number of Countries Represented	13	22
Price/Earnings (1 year trailing)	12.1x	12.9x
Price/Book Value	2.6x	1.7x
Number of Holdings	43	2,177
Portfolio Turnover Rate	14%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

Regional Allocation

Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds. Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	10.49%	10.42%	5.72%	7.45%	7.87%	4.66%	6/1/1988
Institutional Class (WILTX)	10.74	10.54	5.85	7.50	7.89	4.84	9/28/2007
Barclays U.S. Corporate
High Yield Ba Index	14.59	11.94	11.06	9.85	9.25	—
Westcore Flexible Income
Fund Custom Index	14.59	11.94	11.06	9.85	9.35	—
Lipper High Current
Yield Index	15.40	10.90	7.73	8.89	7.29	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.88%, Net: 0.86% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.87%, Net: 0.75%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.61% for the retail class and 4.63% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk. Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  The high-yield market exited 2012 near record high dollar price levels and record low absolute yield levels, but reasonable spread compensation relative to historical averages. Appetite for yield created a record amount of new-issuance within the high-yield market to go along with double digit returns. Investors’ comfort with the asset class grew steadily under the assumption of continuing low default rates and a benign near-term credit outlook. The steadfastness of this assumption was only marginally tested on a few occasions. First, early signals of a self-sustaining economic growth outlook in the first quarter gave way to domestic growth concerns in the second quarter stemming from continuing problems in Europe and slowing in China. As we moved through the second half of the year and investor wariness of those global economic issues subsided somewhat, cautiousness mounted concerning the U.S. political process and our own fiscal issues. While any pull-back in valuations during 2012 was short-lived, we think the problems or issues which prompted those valuation concerns mainly remain in place today, as they are structural in nature with no immediate solution.
  Higher-rated high-yield issues performed well relative to the more subdued returns achieved generally by investment-grade corporates and Treasury securities during the year. However, the higher-rated positions within high-yield failed to keep pace with the improved valuations of the lower rated segments. This type of performance profile across the ratings quality spectrum is consistent with the continuing search for yield and the “risk-on” trade exhibited during the current environment of remarkably low absolute yield levels.
  The Westcore Flexible Income Fund’s return for 2012 fell short of the return recorded by its benchmark, the Barclays U.S. Corporate High Yield Ba Index. The Fund’s underweighted positioning during the year in asset-light and more cyclical areas of the market, such as consumer discretionary and financial institutions, negatively impacted its performance relative to the benchmark. Its overweighted position in energy related issues, while producing meaningful positive returns, also was a drag on performance relative to its benchmark.
  We believe the Fund is positioned to offer competitive yield with more limited downside risk and volatility versus other high-yield funds. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle and a larger weighting of higher-rated high-yield issues is a logical result. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield potential from a high-yield investment, but who are a little more sensitive to volatility and focus more on capital preservation.

Top Ten Corporate Credit Exposure
(as of 12/31/12)
Range Resources Corp.	3.0%
HCA Inc.	2.8
Tesoro Corp.	2.8
MarkWest Energy Partners LP	2.7
Tuckahoe Credit Lease Trust	2.6
Frontier Communications	2.5
Calpine Corp.	2.4
Plains Exploration & Production Co.	2.4
Goodyear Tire & Rubber Co.	2.4
Vail Resorts Inc.	2.4
Total (% of Net Assets)	26.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
	Morningstar	Funds in High
	Rating™	Yield Bond
	as of 12/31/12	Category
Overall	««	517
3 Year	«««	517
5 Year	««	459
10 Year	««	322

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Modified Duration	3.1 years	4.7 years
Effective Maturity	3.6 years	7.3 years
Number of Holdings	78	677
Portfolio Turnover Rate	34%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Mark R. McKissick, CFA Portfolio Manager
Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	5.67%	6.81%	5.72%	5.97%	6.76%	2.25%	6/1/1988
Institutional Class (WIIBX)	5.74	6.93	5.84	6.03	6.79	2.41	9/28/2007
Barclays U.S. Aggregate
Bond Index	4.22	6.19	5.95	5.18	7.26	—
Lipper Intermediate
Investment Grade Index	7.82	7.57	6.28	5.32	6.71	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.69%, Net: 0.55% Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.41%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.08% for the retail class and 2.25% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2013.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary

  Calendar year 2012 saw significant volatility in interest rates, as the financial markets grappled with various conflicting signals in the global economy. Domestic economic data, positive at times, was weighed against the ongoing European debt crisis, concerns of a slowdown in the Chinese economy, and a year of uncertainty in Washington, D.C. The yield on the Ten-Year U.S. Treasury Note began the year at 1.88% and ended the year at 1.76%, despite reaching a high of 2.38% and a low of 1.38% in the interim. The Federal Reserve remained highly accommodative and announced that it will continue to provide extraordinary liquidity to the economy through the open-ended extension of their Quantitative Easing program at least until unemployment drops to 6.5% and/or inflation rises above 2.5%.
  Risk assets within the fixed income market did particularly well in 2012. High-yield bonds generated the best fixed income returns as corporate credit metrics continued to improve; not insignificantly due to Fed-induced liquidity. Bonds in the financial sector also did very well led by the bank sector as income improved with lower loan losses and as balance sheets improved with increased liquidity and capital.
  The Westcore Plus Bond Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index. The Fund’s overweight to corporate bonds and its allocation to select high-yield issues benefited performance relative to the benchmark. In particular, holdings in the consumer cyclical, utility, and energy industries contributed positively to the Fund’s performance while its underweighted exposure to certain financial names detracted. The Fund’s weighting and positioning in agency mortgage-backed securities also dampened performance.
  Our economic outlook continues to foresee the global economy struggling to find growth above low single digit rates in what is now the fourth year of recovery following the Great Recession. We expect modest private-sector loan growth, continued recovery in residential and commercial real estate, unemployment declining slowly, and a deep recession in peripheral Europe. In spite of the money creation that is a global phenomenon, we look for modest inflation as global competitive forces and excess capacity in labor and capital markets all work to keep a lid on wages and consumer price increases.
  We continue to overweight corporate bonds in an environment of positive, but slow economic growth, healthy corporate profits, strong corporate balance sheets, and minimal inflation. We expect select higher-quality non-investment grade issuers to also perform well in this environment, and therefore we maintain a strategic allocation to high-yield bonds. Portfolio duration is close to the benchmark as we anticipate rates remaining relatively low for an extended period of time. In our view, Government agency mortgage-backed securities also offer good value due to the active support of this market by the Federal Reserve, as well as their very high credit quality and attractive yields. While we do ultimately see inflation as the likely solution to global debt problems, we believe it is far enough in the future that fixed income investors will be rewarded for capturing the income available in today’s market.

Top Ten Corporate Credit Exposure
(as of 12/31/12)
PepsiCo Inc.	1.3%
Crown Castle Towers LLC	1.3
Berkshire Hathaway Inc.	1.2
City National Corp.	1.1
Wal-Mart Stores Inc.	1.1
Anheuser Busch Co.	1.0
Potlatch Corp.	1.0
Honda Auto Receivables	1.0
Costco Wholesale Corp.	1.0
Washington REIT	1.0
Total (% of Net Assets)	11.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
		Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 12/31/12	Category
Overall	««««	1,001
3 Year	«««	1,001
5 Year	«««	874
10 Year	««««	612

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Modified Duration	5.1 years	5.1 years
Effective Maturity	8.1 years	7.0 years
Number of Holdings	228	8,079
Portfolio Turnover Rate	32%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	5.57%	5.36%	5.02%	4.05%	5.08%	2.47%	6/1/1991
Barclays U.S. 10-Year
Municipal Bond Index	5.70	7.29	6.61	5.46	6.43	—
Lipper Intermediate
Municipal Debt Index	5.38	5.52	5.04	4.14	5.13	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.77%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.35%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2012 until at least April 30, 2013, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary

  Municipal bond yields fell slightly in the second half of 2012 after having fallen consistently since the dramatically higher rates seen during October 2008 in the midst of the financial crisis. Yields on “AAA” rated general obligation debt securities with 10 years to maturity were 1.72% at December 31, 2012, compared to a 2.01% yield at December 31, 2011, according to Thompson Reuters. The yield curve continued to flatten as long-term rates fell more than short-term rates during the year.
  The drop in rates can be attributed to the Federal Reserve’s policies to keep short-term interest rates low until at least 2015; stock market volatility that has investors looking for safety and return of principal; and limited alternatives in the fixed income markets. The market was further supported by weak economic growth compounded by worries of the “fiscal cliff” and Washington’s apparent inability to deal with our economic issues.
  Although there were a number of well publicized municipal bankruptcies in 2012, particularly in California, there were few bankruptcies overall, which is consistent with the history of municipal bonds. According to Bank of America Merrill Lynch there were 11 Chapter 9 filings in 2012, with 0.072% of outstanding bonds in default at year end. In Colorado, a single default during 2012 was due to revenue deficiencies for the $7.5 million Colorado Springs Urban Renewal Authority University Village Colorado Project (the Fund was not invested in any of these bonds). Colorado’s credit rating remains Aa1 by Moody’s and AA by S&P, with a stable outlook for both. The overall credit quality of Colorado in-state issuers remains high.
  The Westcore Colorado Tax-Exempt Fund underperformed its benchmark, the Barclays U.S. 10-Year Municipal Bond Index for the year. We maintained duration slightly less than the benchmark to reduce price volatility if interest rates rose during the year. The portfolio’s duration was 5.5 years versus 5.9 years for the benchmark. The average maturity of securities held in the Fund was 6.4 years versus the benchmark average maturity of 10 years. The lower duration, shorter average maturity and lower interest rate risk helps explain the Fund’s relative underperformance in 2012.
  The local Colorado economy that supports our municipal bonds has fared reasonably well in the slow recovery from the Great Recession of 2008-2009. Unemployment in Colorado for December 2012 was 7.6%, equal to the national average. Total employment in the state, according to the Bureau of Labor Statistics, has remained relatively constant at 2.5 million workers since its bottom in October 2010. Peak employment in Colorado was 2.6 million workers in March 2008. Despite slow employment growth, state tax collections are forecast to increase in fiscal year 2012-2013 according to the Governor’s Office of State Planning and Budgeting. General fund revenue is up for the past two fiscal years due to a surge in capital gain income and strong corporate profits.
  In the current environment, we anticipate holding cash equivalents at current levels to allow for potential future redemptions and to provide liquidity for future purchases of attractive high-quality Colorado municipal bonds. Our current focus continues to be on acquiring securities with maturities of 10-20 years with coupons of 4% or higher at appealing yield levels that warrant long term holdings. We intend to maintain the current credit quality of the underlying holdings within the Fund.

Top Ten Holdings
(as of 12/31/12)	% of Net Assets
Denver City & County School District #1
5.25%, 12/1/2025	2.1%
Arapahoe County School District #1
5.00%,12/1/2029	2.0
Eagle Garfield & Rout County SD Re-50J
5.00%, 12/1/2026	1.9
Platte River Power Auth Power Rev
5.00%, 6/1/2027	1.6
Colorado Springs Utilities Revenue
4.00%, 11/15/2030	1.6
Jefferson County School District R-001
5.25%, 12/1/2024	1.3
La Plata County School District R-9
5.00%, 11/1/2022	1.3
Adams & Arapahoe Counties JT School District 28J
5.00%, 12/1/2026	1.3
Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/2023	1.3
Roaring Fork School District Re-1
5.00%, 12/15/2024	1.2
Total (% of Net Assets)	15.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number of
		Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 12/31/12	Category
Overall	«««	200
3 Year	««««	200
5 Year	«««	194
10 Year	«««	172

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/12)
	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	5.5 years	5.9 years
Effective Maturity	6.4 years	9.9 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	162	—
Portfolio Turnover Rate	7%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

Maturity Distribution

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2012 and held until December 31, 2012.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/366 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.09%	0.87%
Westcore MIDCO Growth Fund	1.04%	0.84%
Westcore Select Fund	1.07%	N/A
Westcore Blue Chip Fund	1.15%	0.85%
Westcore Mid-Cap Value Fund	1.25%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.17%
Westcore Small-Cap Value Fund	1.30%	1.13%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.71%
Westcore Plus Bond Fund	0.55%	0.40%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

				Expense Paid
		Beginning Account	Ending Account	During the Period
		Value	Value	7/1/2012 to
Fund		7/1/2012	12/31/2012	12/31/2012
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$1,037.20	$5.58
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.53
Institutional Class	Actual	$1,000.00	$1,039.00	$4.46
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.42
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$1,050.00	$5.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.28
Institutional Class	Actual	$1,000.00	$1,051.30	$4.33
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27
Westcore Select Fund
Retail Class	Actual	$1,000.00	$960.60	$5.27
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$1,062.70	$5.96
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
Institutional Class	Actual	$1,000.00	$1,065.00	$4.41
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,085.50	$6.55
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,023.10	$6.61
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Institutional Class	Actual	$1,000.00	$1,023.80	$5.95
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$1,036.40	$6.65
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Institutional Class	Actual	$1,000.00	$1,037.10	$5.79
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.74
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$1,071.50	$6.77
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$1,107.60	$7.95
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,052.80	$4.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Institutional Class	Actual	$1,000.00	$1,053.70	$3.67
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.61
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,024.20	$2.80
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80
Institutional Class	Actual	$1,000.00	$1,024.00	$2.04
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,026.70	$3.31
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays U.S. Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer.

The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2012.

Morningstar Disclosures

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/12 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

Definitions of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating – A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off – A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of
Funds in Fund
		Term of Office		Complex
	Position(s) Held	and Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INTERESTED TRUSTEE
John A. DeTore, CFA (5)	Trustee	Since Dec. 31, 2009	CEO/Founder, United Alpha, LLC, (investment	12	None
Age 54			management) 2003-present
CIO, GRT United Alpha, LLC, (investment
management) 2006-present
CIO, Denver Alternatives, (an investment
management division of Denver Investments)
2009-2011
Managing Director/Director of Strategic
R&D, Putnam Investments, (investment
management) 1999-2000
Managing Director/Director of Quantitative
Analysis & Equity Product Development,
Putnam Investments, (investment
management) 1994-1999.
INDEPENDENT TRUSTEES
Jack D. Henderson	Chairman and	Since June 15, 1982	Attorney, Jack D. Henderson, Self-Employed	12	None
Age 85	Trustee (retired		Attorney-at-Law, 1952-present.
December 31, 2012)
Mary K. Anstine	Trustee	Since Feb. 22, 2006	Retired, September 2004-present	12	Ms. Anstine is a Trustee
Age 72	(Chairman		President/Chief Executive Officer, HealthOne		of ALPS ETF Trust
	effective		Alliance (hospitals) 1994-2004		(7 funds); Financial
	January 1, 2013)				Investors Trust (17 funds);
Various positions leading to Executive Vice
			President, First Interstate Bank Corporation		Financial Investors
			and predecessors (banking) 1961-1994.		Variable Insurance Trust
(5 funds); and Reaves
Utility Income Fund
(1 fund).
Rick A. Pederson(6)	Trustee	Since Feb. 13, 2007	Principal, The Pauls Corporation (real estate	12	Mr. Pederson is a
Age 60			development) 2008-present		Trustee of ALPS ETF
			Partner, Bow River Capital Partners (a private		Trust (7 funds).
equity investment manager) 2003-present
President, Foundation Properties, Inc. (a real
estate investment management company)
1994-present
Chairman, Ross Consulting Group (real estate
advisory services) 1982-2013.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Mr. DeTore is deemed an “Interested Trustee” by virtue of having served as an officer of a division of Denver Investments.
(6)	Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

Number of
Funds in Fund
		Term of Office and		Complex
	Position(s) Held	Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
INDEPENDENT TRUSTEES (continued)
James A. Smith	Trustee	Since Dec. 31, 2009	Private Equity Consultant, 2003-present	12	None
Age 60			Trustee, the Nature Conservancy, (non
profit) July 2007-present
Chairman, Yellow Pages Group of New
Zealand (yellow pages) May 2007-May 2009
Chairman and CEO, StellarOne Corp.,
(software development company) 2003
Executive VP Consumer Markets, Qwest
Communications, (telecommunications
industry) 2001-2002
President and CEO Qwest Dex, (yellow
pages) 1997-2001
Various positions leading to Vice
President with US West and affiliated and
predecessor entities (telecommunications
industry) 1979-1997.
Douglas M. Sparks	Trustee	Since Dec. 31, 2009	Retired, 2000-present	12	None
CPA (Inactive)			General Manager, Mister Remo of
Age 69			California, Inc., (apparel manufacturing)
1998-2000
Partner, Ernst & Young LLP, (public
accounting) 1981-1995
Senior Manager, Ernst & Young LLP,
(public accounting) 1977-1981
Staff Professional, Ernst & Young LLP,
(public accounting) 1968-1977.
Janice M. Teague, CPA	Trustee	Since Feb. 13, 2007	Retired, June 2003-present	12	None
Age 59			Vice President, Secretary and Assistant
Secretary, Berger Financial Group LLC,
(investment management) October 1996-
May 2003
Vice President, Secretary and Assistant
Secretary, Berger Funds, (investment
management) September 1996-May 2003
Vice President and Secretary, Berger
Distributors, LLC, (investment
management) August 1998-May 2003.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and Length		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
OFFICERS
Todger Anderson, CFA	President	Since Feb. 18, 2005	Chairman, Denver Investments, January	N/A	N/A
Age 68			2005-present; prior thereto, President
Denver Investments			and Director of Portfolio Management,
1225 17th Street-26th Fl.			Denver Investment Advisors, Inc.
Denver, Colorado 80202			Portfolio Manager, Westcore MIDCO
Growth Fund, August 1986-May 2005
Portfolio Co-Manager, Westcore Select
Fund, December 2001-May 2005.

Jasper R. Frontz,	Treasurer	Since Feb. 12, 1997	Treasurer, November 1997-2011 and	N/A	N/A
CPA, CFA			Chief Compliance Officer September
Age 44	Chief	Since Sep. 29, 2004	2004-2011, Blue Chip Value Fund, Inc.
Denver Investments	Compliance		(mutual fund)
1225 17th Street-26th Fl.	Officer		Vice President, May 2000-present, and
Denver, Colorado 80202			Director of Mutual Fund Administration,
June 1997-present, Denver Investments
Registered Representative, ALPS
Distributors, Inc., 1995-present.

John H. Moore	Assistant	Since August 15, 2012	Fund Controller, ALPS Fund Services,	N/A	N/A
Age 43	Treasurer		Inc., since March 2012
ALPS Fund Services, Inc.			Vice-President of Finance, Altaris
1290 Broadway,			Capital Partners, LLC, February 2007-
Suite 1100			June 2011
Denver, CO 80203
Director of Financial Reporting, Aptuit,
Inc., February 2006-January 2007
Controller, Workflow Management, Inc.,
September 2004-January 2006
Controller, YankeeNets, LLC, February
1999-September 2004.

David T. Buhler	Secretary	Since May 17, 2012	Vice President and Associate Counsel,	N/A	N/A
Age 40			ALPS Fund Services, Inc., since
ALPS Fund Services, Inc.			June 2010
1290 Broadway,			Consulting Project Attorney, Janus
Suite 1100			Capital Management LLC, January
Denver, CO 80203			2010-April 2010
Associate General Counsel and Assis-
tant Secretary, Founders Asset Manage-
ment LLC, January 2006-February 2009
Counsel, Great-West Life & Annuity
Insurance Company, July 1997-
January 2006
Chief Compliance Officer, Greenwood
Investments, LLC, July 2002-
January 2006.
(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently sixteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

STATEMENTS OF INVESTMENTS

Westcore Growth Fund	36

Westcore MIDCO Growth Fund	38

Westcore Select Fund	40

Westcore Blue Chip Fund	41

Westcore Mid-Cap Value Fund	43

Westcore Small-Cap Opportunity Fund	45

Westcore Small-Cap Value Fund	47

Westcore Micro-Cap Opportunity Fund	49

Westcore International Small-Cap Fund	52

Westcore Flexible Income Fund	54

Westcore Plus Bond Fund	57

Westcore Colorado Tax-Exempt Fund	63

Common Abbreviations	67

STATEMENTS OF ASSETS AND LIABILITIES	68

STATEMENTS OF OPERATIONS	70

STATEMENTS OF CHANGES IN NET ASSETS	72

FINANCIAL HIGHLIGHTS	76

NOTES TO FINANCIAL STATEMENTS	86

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105

SHAREHOLDER TAX INFORMATION	106

OTHER IMPORTANT INFORMATION	107

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		97.66%
Consumer Discretionary		15.94%
Distributors		1.00%
LKQ Corp.**	33,800	$713,180

Hotels, Restaurants & Leisure		3.49%
Starbucks Corp.	25,100	1,345,862
Wynn Resorts Ltd.	10,100	1,136,149
		2,482,011

Household Durables		1.49%
PulteGroup Inc.**	58,400	1,060,544

Internet & Catalog Retail		2.35%
Amazon.com Inc.**	6,650	1,670,081

Media		2.18%
Comcast Corp. - Class A	41,400	1,547,532

Specialty Retail		4.05%
Home Depot Inc.	31,138	1,925,885
TJX Companies Inc.	22,376	949,861
		2,875,746

Textiles, Apparel & Luxury Goods		1.38%
Michael Kors
Holdings Ltd.
(British Virgin Islands)**	19,200	979,776

Total Consumer Discretionary
(Cost $9,609,600)		11,328,870

Consumer Staples		5.84%
Beverages		1.76%
Fomento Economico
Mexicano SAB de CV -
ADR (Mexico)	12,400	1,248,680

Food & Staples Retailing		4.08%
Costco Wholesale Corp.	9,900	977,823
CVS Caremark Corp.	21,000	1,015,350
Whole Foods Market Inc.	9,924	906,359
		2,899,532

Total Consumer Staples
(Cost $3,685,393)		4,148,212

Energy		4.31%
Energy Equipment & Services		0.89%
Halliburton Co.	18,300	634,827

Oil, Gas & Consumable Fuels		3.42%
Cabot Oil & Gas Corp.	22,300	1,109,202
EOG Resources Inc.	10,945	1,322,047
		2,431,249

	Shares	Market Value
Total Energy
(Cost $2,698,971)		$3,066,076

Financials		10.25%
Capital Markets		2.50%
Affiliated Managers Group
Inc.**	6,725	875,259
Goldman Sachs Group Inc.	7,100	905,676
		1,780,935

Commercial Banks		1.18%
Wells Fargo & Co.	24,500	837,410

Diversified Financial Services		3.27%
Citigroup Inc.	23,100	913,836
JPMorgan Chase & Co.	32,100	1,411,437
		2,325,273

Insurance		1.24%
American International
Group Inc.**	25,000	882,500

Real Estate Investment Trusts (REITs)		2.06%
American Tower Corp.	11,404	881,187
Weyerhaeuser Co.	20,900	581,438
		1,462,625

Total Financials
(Cost $6,446,559)		7,288,743

Health Care		5.27%
Biotechnology		3.29%
Biogen Idec Inc.**	7,112	1,043,117
Gilead Sciences Inc.**	17,600	1,292,720
		2,335,837

Pharmaceuticals		1.98%
Watson Pharmaceuticals
Inc.**	16,400	1,410,400

Total Health Care
(Cost $3,094,130)		3,746,237

Industrials		14.47%
Aerospace & Defense		2.90%
Honeywell International
Inc.	22,300	1,415,381
TransDigm Group Inc.	4,738	646,074
		2,061,455

Electrical Equipment		2.95%
ABB Ltd. - ADR
(Switzerland)	46,100	958,419
AMETEK Inc.	30,377	1,141,245
		2,099,664

	Shares	Market Value
Industrial Conglomerates		2.21%
Carlisle Cos. Inc.	17,600	$1,034,176
Siemens AG - ADR
(Germany)	4,900	536,403
		1,570,579

Machinery		3.35%
Caterpillar Inc.	12,850	1,151,103
Deere & Co.	14,200	1,227,164
		2,378,267

Road & Rail		1.16%
Kansas City Southern	9,905	826,869

Trading Companies & Distributors		1.90%
United Rentals Inc.**	29,700	1,351,944

Total Industrials
(Cost $9,002,115)		10,288,778

Information Technology		34.91%
Communications Equipment		3.43%
QUALCOMM Inc.	39,291	2,436,828

Computers & Peripherals		7.72%
Apple Inc.	10,297	5,488,610

Internet Software & Services		10.90%
eBay Inc.**	38,300	1,954,066
Equinix Inc.**	6,295	1,298,029
Facebook Inc. - Class A**	31,000	825,530
Google Inc. - Class A**	3,836	2,721,143
LinkedIn Corp. - Class A**	8,275	950,136
		7,748,904

IT Services		5.99%
Accenture PLC - Class A
(Ireland)	20,429	1,358,528
Alliance Data Systems
Corp.**	8,100	1,172,556
Visa Inc. - Class A	11,400	1,728,012
		4,259,096

Semiconductors & Semiconductor
Equipment		0.76%
ARM Holdings PLC - ADR
(United Kingdom)	14,300	540,969

Software		6.11%
Oracle Corp.	65,700	2,189,124
Salesforce.com Inc.**	6,900	1,159,890
VMware Inc. - Class A**	10,500	988,470
		4,337,484

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Total Information Technology
(Cost $17,471,844)		$24,811,891

Materials		5.50%
Chemicals		4.22%
Ashland Inc.	11,400	916,674
Eastman Chemical Co.	16,000	1,088,800
FMC Corp.	16,930	990,744
		2,996,218

Metals & Mining		1.28%
Rio Tinto PLC - ADR
(United Kingdom)	15,700	912,013

Total Materials
(Cost $3,315,938)		3,908,231

Telecommunication Services		1.17%
Wireless Telecommunication Services		1.17%
Crown Castle International
Corp.**	11,500	829,840

Total Telecommunication Services
(Cost $641,387)		829,840

Total Common Stocks
(Cost $55,965,937)		69,416,878

MONEY MARKET MUTUAL FUNDS		4.89%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,475,580	3,475,580

Total Money Market Mutual Funds
(Cost $3,475,580)		3,475,580

Total Investments
(Cost $59,441,517)	102.55%	72,892,458

Liabilities in Excess of
Other Assets	(2.55%)	(1,814,492)

Net Assets	100.00%	$71,077,966

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		97.76%
Consumer Discretionary		25.80%
Auto Components		1.63%
Delphi Automotive PLC
(Jersey)**	46,000	$1,759,500

Hotels, Restaurants & Leisure		4.26%
Dunkin’ Brands Group Inc.	16,800	557,424
Starwood Hotels &
Resorts Worldwide
Inc.	38,300	2,196,888
Wynn Resorts Ltd.	16,300	1,833,587
		4,587,899

Household Durables		1.90%
DR Horton Inc.	103,400	2,045,252

Internet & Catalog Retail		2.87%
Expedia Inc.	32,100	1,972,545
NetFlix Inc.**	12,000	1,113,360
		3,085,905

Leisure Equipment & Products		1.53%
Polaris Industries Inc.	19,600	1,649,340

Media		4.83%
Discovery Communications
Inc. - Class A**	44,500	2,824,860
Sirius XM Radio Inc.	820,700	2,371,823
		5,196,683

Multiline Retail		1.66%
Nordstrom Inc.	33,500	1,792,250

Specialty Retail		4.55%
Aaron’s Inc.	34,500	975,660
Chico’s FAS Inc.	50,800	937,768
DSW Inc. - Class A	22,000	1,445,180
Express Inc.**	102,100	1,540,689
		4,899,297

Textiles, Apparel & Luxury Goods		2.57%
Michael Kors
Holdings Ltd.
(British Virgin Islands)**	14,901	760,398
Polo Ralph Lauren Corp.	13,400	2,008,928
		2,769,326

Total Consumer Discretionary
(Cost $24,939,764)		27,785,452

Consumer Staples		2.12%
Beverages		1.52%
Dr Pepper Snapple Group
Inc.	36,900	1,630,242

	Shares	Market Value
Food & Staples Retailing		0.60%
The Fresh Market Inc.**	13,500	$649,215

Total Consumer Staples
(Cost $2,187,060)		2,279,457

Energy		8.75%
Energy Equipment & Services		3.86%
Cameron International
Corp.**	30,200	1,705,092
Oceaneering International
Inc.	35,400	1,904,166
Oil States International
Inc.**	7,700	550,858
		4,160,116

Oil, Gas & Consumable Fuels		4.89%
Concho Resources Inc.**	17,100	1,377,576
Noble Energy Inc.	11,000	1,119,140
Pioneer Natural
Resources Co.	19,200	2,046,528
Southwestern Energy Co.**	21,500	718,315
		5,261,559

Total Energy
(Cost $9,393,445)		9,421,675

Financials		3.88%
Capital Markets		2.03%
Affiliated Managers Group
Inc.**	16,800	2,186,520

Commercial Banks		0.76%
Signature Bank**	11,500	820,410

Thrifts & Mortgage Finance		1.09%
Ocwen Financial Corp.**	34,000	1,176,060

Total Financials
(Cost $3,300,783)		4,182,990

Health Care		10.89%
Biotechnology		5.59%
Ariad Pharmaceuticals
Inc.**	51,700	991,606
Cubist Pharmaceuticals
Inc.**	25,400	1,068,324
Onyx Pharmaceuticals
Inc.**	39,700	2,998,541
Vertex Pharmaceuticals
Inc.**	23,000	964,620
		6,023,091

Shares		Market Value
Health Care Equipment & Supplies		4.29%
Sirona Dental Systems
Inc.**	39,300	$2,533,278
Thoratec Corp.**	55,500	2,082,360
		4,615,638

Health Care Providers & Services		1.01%
DaVita Inc.**	9,850	1,088,721

Total Health Care
(Cost $7,768,340)		11,727,450

Industrials		18.24%
Building Products		1.54%
Lennox International Inc.	31,600	1,659,632

Electrical Equipment		2.25%
Acuity Brands Inc.	12,000	812,760
Rockwell Automation Inc.	19,200	1,612,608
		2,425,368

Machinery		4.08%
Ingersoll-Rand PLC
(Ireland)	51,200	2,455,552
WABCO Holdings Inc.**	29,700	1,936,143
		4,391,695

Professional Services		1.27%
Equifax Inc.	25,400	1,374,648

Road & Rail		5.53%
J.B. Hunt Transport
Services Inc.	13,400	800,114
Kansas City Southern	23,900	1,995,172
Old Dominion Freight Line
Inc.**	53,100	1,820,268
Ryder System Inc.	26,800	1,338,124
		5,953,678

Trading Companies & Distributors		3.57%
United Rentals Inc.**	32,600	1,483,952
WESCO International Inc.**	35,000	2,360,050
		3,844,002

Total Industrials
(Cost $17,781,109)		19,649,023

Information Technology		22.12%
Communications Equipment		1.62%
Palo Alto Networks Inc.**	32,600	1,744,752

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Internet Software & Services		4.84%
Akamai Technologies Inc.**	47,400	$1,939,134
Equinix Inc.**	2,400	494,880
LinkedIn Corp. - Class A**	19,200	2,204,544
Rackspace Hosting Inc.**	7,700	571,879
		5,210,437

IT Services		2.87%
Gartner Inc.**	37,800	1,739,556
Jack Henry & Associates
Inc.	34,500	1,354,470
		3,094,026

Semiconductors & Semiconductor
Equipment		5.49%
ARM Holdings PLC - ADR
(United Kingdom)	30,600	1,157,598
Avago Technologies Ltd.
(Singapore)	53,100	1,681,146
KLA-Tencor Corp.	28,700	1,370,712
LSI Corp.**	240,800	1,704,864
		5,914,320

Software		7.30%
Autodesk Inc.**	50,800	1,795,780
Red Hat Inc.**	34,500	1,827,120
Splunk Inc.**	55,500	1,610,610
TIBCO Software Inc.**	66,100	1,454,861
Workday Inc. - Class A**	21,500	1,171,750
		7,860,121

Total Information Technology
(Cost $24,107,464)		23,823,656

Materials		5.96%
Chemicals		5.96%
Cytec Industries Inc.	19,600	1,349,068
FMC Corp.	27,300	1,597,596
Rockwood Holdings Inc.	36,400	1,800,344
Westlake Chemical Corp.	21,100	1,673,230
		6,420,238

Total Materials
(Cost $3,856,157)		6,420,238

Total Common Stocks
(Cost $93,334,122)		105,289,941

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.05%
Bank of New York Cash
Reserve
(7 Day Yield 0.050%)	180,963	$180,963
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,107,533	3,107,533

Total Money Market Mutual Funds
(Cost $3,288,496)		3,288,496

Total Investments
(Cost $96,622,618)	100.81%	108,578,437

Liabilities in Excess of
Other Assets	(0.81%)	(876,070)

Net Assets	100.00%	$107,702,367

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		97.19%
Consumer Discretionary		32.31%
Hotels, Restaurants & Leisure		4.50%
Starwood Hotels &
Resorts Worldwide
Inc.	140,200	$8,041,872

Household Durables		4.39%
DR Horton Inc.	396,100	7,834,858

Internet & Catalog Retail		4.09%
Expedia Inc.	118,800	7,300,260

Media		8.58%
Discovery Communications
Inc. - Class A**	124,900	7,928,652
Sirius XM Radio Inc.	2,553,136	7,378,563
		15,307,215

Multiline Retail		4.02%
Nordstrom Inc.	134,100	7,174,350

Specialty Retail		3.14%
Express Inc.**	371,600	5,607,444

Textiles Apparel & Luxury Good		3.59%
Polo Ralph Lauren Corp.	42,700	6,401,584

Total Consumer Discretionary
(Cost $54,626,446)		57,667,583

Energy		6.76%
Energy Equipment & Services		2.94%
Oceaneering International
Inc.	97,500	5,244,525

Oil, Gas & Consumable Fuels		3.82%
Pioneer Natural
Resources Co.	64,000	6,821,760

Total Energy
(Cost $10,651,595)		12,066,285

Financials		3.78%
Capital Markets		3.78%
Affiliated Managers Group
Inc.**	51,800	6,741,770

Total Financials
(Cost $6,464,411)		6,741,770

	Shares	Market Value
Health Care		11.00%
Biotechnology		3.74%
Onyx Pharmaceuticals
Inc.**	88,400	$6,676,852

Health Care Equipment & Supplies		7.26%
Sirona Dental Systems
Inc.**	82,300	5,305,058
Thoratec Corp.**	204,200	7,661,584
		12,966,642

Total Health Care
(Cost $14,169,102)		19,643,494

Industrials		16.43%
Machinery		7.17%
Ingersoll-Rand PLC
(Ireland)	167,617	8,038,911
WABCO Holdings Inc.**	73,100	4,765,389
		12,804,300

Road & Rail		4.42%
Kansas City Southern	94,500	7,888,860

Trading Companies & Distributors		4.84%
WESCO International Inc.**	128,000	8,631,040

Total Industrials
(Cost $26,480,436)		29,324,200

Information Technology		22.44%
Communications Equipment		2.74%
Palo Alto Networks Inc.**	91,372	4,890,230

Internet Software & Services		6.99%
Akamai Technologies Inc.**	134,100	5,486,031
LinkedIn Corp. - Class A**	60,900	6,992,538
		12,478,569

IT Services		2.98%
Gartner Inc.**	115,759	5,327,229

Semiconductors & Semiconductor
Equipment		3.73%
Avago Technologies Ltd.
(Singapore)	210,100	6,651,766

Software		6.00%
Splunk Inc.**	179,654	5,213,559
TIBCO Software Inc.**	249,900	5,500,299
		10,713,858

Total Information Technology
(Cost $41,262,458)		40,061,652

	Shares	Market Value
Materials		4.47%
Chemicals		4.47%
Rockwood Holdings Inc.	161,500	$7,987,790

Total Materials
(Cost $7,536,114)		7,987,790

Total Common Stocks
(Cost $161,190,562)		173,492,774

MONEY MARKET MUTUAL FUNDS		2.40%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	4,285,574	4,285,574

Total Money Market Mutual Funds
(Cost $4,285,574)		4,285,574

Total Investments
(Cost $165,476,136)	99.59%	177,778,348

Other Assets in Excess
of Liabilities	0.41%	725,125

Net Assets	100.00%	$178,503,473

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		99.52%
Basic Materials		4.03%
Forestry & Paper		4.03%
Ball Corp.	33,680	$1,507,180
International Paper Co.	24,750	986,040
		2,493,220

Total Basic Materials
(Cost $1,247,469)		2,493,220

Capital Goods		4.91%
Aerospace & Defense		3.22%
General Dynamics Corp.	12,900	893,583
Raytheon Co.	19,100	1,099,396
		1,992,979

Industrial Products		1.69%
Xylem Inc.	38,500	1,043,350

Total Capital Goods
(Cost $2,577,975)		3,036,329

Commercial Services		4.29%
Business Products & Services		2.08%
Quanta Services Inc.**	47,100	1,285,359

IT Services		0.82%
Accenture PLC - Class A
(Ireland)	7,600	505,400

Transaction Processing		1.39%
Western Union Co.	63,100	858,791

Total Commercial Services
(Cost $2,307,876)		2,649,550

Communications		1.28%
Telecomm Equipment & Solutions		1.28%
QUALCOMM Inc.	12,800	793,856

Total Communications
(Cost $561,507)		793,856

Consumer Cyclical		8.84%
Department Stores		1.82%
Macy’s Inc.	28,800	1,123,776

General Merchandise		4.23%
Wal-Mart Stores Inc.	38,300	2,613,209

Recreation & Leisure		1.76%
Mattel Inc.	29,800	1,091,276

	Shares	Market Value
Specialty Retail		1.03%
Lowe’s Companies Inc.	17,900	$635,808

Total Consumer Cyclical
(Cost $3,742,883)		5,464,069

Consumer Staples		11.26%
Beverages: Non-Alcoholic		2.23%
Dr Pepper Snapple Group
Inc.	31,300	1,382,834

Consumer Products		1.59%
Colgate-Palmolive Co.	9,400	982,676

Food & Agricultural Products		7.44%
Campbell Soup Co.	32,100	1,119,969
HJ Heinz Co.	26,700	1,540,056
Unilever N.V. (Netherlands)	50,600	1,937,980
		4,598,005

Total Consumer Staples
(Cost $5,777,197)		6,963,515

Energy		18.46%
Exploration & Production		4.65%
Marathon Oil Corp.	39,400	1,208,004
Occidental Petroleum Corp.	21,780	1,668,566
		2,876,570

Integrated Oils		2.00%
Exxon Mobil Corp.	14,300	1,237,665

Oil Services		8.12%
Ensco PLC - Class A
(United Kingdom)	24,400	1,446,432
Halliburton Co.	31,100	1,078,859
National Oilwell Varco Inc.	19,600	1,339,660
Noble Corp. (Switzerland)	33,100	1,152,542
		5,017,493

Refining & Marketing		3.69%
HollyFrontier Corp.	22,400	1,042,720
Marathon Petroleum Corp.	19,650	1,237,950
		2,280,670

Total Energy
(Cost $8,512,839)		11,412,398

Interest Rate Sensitive		12.26%
Insurance & Real Estate Brokers		1.77%
Aon PLC	19,700	1,095,320

Life & Health Insurance		1.44%
Prudential Financial Inc.	16,700	890,611

Shares		Market Value
Property Casualty Insurance		4.85%
ACE Ltd. (Switzerland)	28,300	$2,258,340
The Chubb Corp.	9,800	738,136
		2,996,476

Regional Banks		4.20%
PNC Financial Services
Group Inc.	13,600	793,016
SunTrust Banks Inc.	29,800	844,830
Wells Fargo & Co.	28,100	960,458
		2,598,304

Total Interest Rate Sensitive
(Cost $6,271,750)		7,580,711

Medical/Healthcare		13.85%
Healthcare Services		3.87%
AmerisourceBergen Corp.	33,200	1,433,576
UnitedHealth Group Inc.	17,700	960,048
		2,393,624

Medical Products & Supplies		3.05%
Abbott Laboratories	28,750	1,883,125

Pharmaceuticals		6.93%
Amgen Inc.	25,200	2,175,264
Pfizer Inc.	84,162	2,110,783
		4,286,047

Total Medical/Healthcare
(Cost $6,559,186)		8,562,796

Technology		13.85%
Computer Software		7.41%
Activision Blizzard Inc.	137,800	1,463,436
Microsoft Corp.	80,200	2,143,746
Symantec Corp.**	51,900	976,239
		4,583,421

PC’s & Servers		4.84%
Dell Inc.	64,800	656,424
International Business
Machines Corp.	12,200	2,336,910
		2,993,334

Semiconductors		1.60%
Avago Technologies Ltd.
(Singapore)	31,200	987,792

Total Technology
(Cost $7,613,476)		8,564,547

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Transportation		3.17%
Railroads		3.17%
Union Pacific Corp.	15,600	$1,961,232

Total Transportation
(Cost $962,539)		1,961,232

Utilities		3.32%
Independent Power		1.78%
Exelon Corp.	15,300	455,022
Public Service Enterprises
Group Inc.	21,000	642,600
		1,097,622

Regulated Electric		1.54%
Edison International	21,100	953,509

Total Utilities
(Cost $1,905,331)		2,051,131

Total Common Stocks
(Cost $48,040,028)		61,533,354

MONEY MARKET MUTUAL FUNDS		0.60%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	369,738	369,738

Total Money Market Mutual Funds
(Cost $369,738)		369,738

Total Investments
(Cost $48,409,766)	100.12%	61,903,092

Liabilities in Excess of
Other Assets	(0.12%)	(76,292)

Net Assets	100.00%	$61,826,800

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		96.51%
Basic Materials		7.52%
Chemicals		1.57%
Compass Minerals
International Inc.	8,500	$635,035

Forestry & Paper		3.30%
Ball Corp.	19,100	854,725
International Paper Co.	12,000	478,080
		1,332,805

Other Materials (Rubber & Plastic)		1.25%
Crown Holdings Inc.**	13,700	504,297

Precious Metals		1.40%
Hecla Mining Co.	96,700	563,761

Total Basic Materials
(Cost $2,256,749)		3,035,898

Capital Goods		5.01%
Electrical Equipment		2.13%
General Cable Corp.**	28,300	860,603

Industrial Products		2.88%
Avery Dennison Corp.	15,500	541,260
Xylem Inc.	22,900	620,590
		1,161,850

Total Capital Goods
(Cost $2,357,755)		2,022,453

Commercial Services		4.38%
Business Products & Services		4.38%
Quanta Services Inc.**	48,575	1,325,612
Xerox Corp.	64,581	440,442
		1,766,054

Total Commercial Services
(Cost $1,836,370)		1,766,054

Communications		2.39%
Telecomm Equipment & Solutions		2.39%
Plantronics Inc.	26,200	965,994

Total Communications
(Cost $913,819)		965,994

Consumer Cyclical		7.24%
Cable, Satellite & Telecomm Services		1.56%
DISH Network Corp. - Class A	17,350	631,540

Department Stores		4.01%
Dillard’s Inc. - Class A	10,500	879,585
Macy’s Inc.	18,900	737,478
		1,617,063

	Shares	Market Value
Recreation & Leisure		1.67%
Mattel Inc.	18,400	$673,808

Total Consumer Cyclical
(Cost $1,943,174)		2,922,411

Consumer Staples		5.85%
Beverages: Non-Alcoholic		2.10%
Dr Pepper Snapple Group Inc.	19,200	848,256

Food & Agricultural Products		3.75%
The J.M. Smucker Co.	7,250	625,240
Tyson Foods Inc. - Class A	45,650	885,610
		1,510,850

Total Consumer Staples
(Cost $1,704,372)		2,359,106

Energy		9.28%
Oil Services		5.89%
Ensco PLC - Class A
(United Kingdom)	15,650	927,732
Noble Corp. (Switzerland)	20,250	705,105
Tidewater Inc.	16,600	741,688
		2,374,525

Refining & Marketing		3.39%
HollyFrontier Corp.	29,400	1,368,570

Total Energy
(Cost $2,616,035)		3,743,095

Interest Rate Sensitive		19.51%
Insurance & Real Estate Brokers		2.43%
Aon PLC	17,650	981,340

Life & Health Insurance		4.67%
Reinsurance Group of
America Inc.	18,391	984,286
Unum Group	43,250	900,465
		1,884,751

Property Casualty Insurance		9.87%
Allied World Assurance
Co. Holdings AG
(Switzerland)	8,950	705,260
Alterra Capital Holdings
Ltd. (Bermuda)	21,150	596,219
AXIS Capital Holdings Ltd.
(Bermuda)	36,950	1,279,948
PartnerRe Ltd. (Bermuda)	7,452	599,811
Validus Holdings Ltd.
(Bermuda)	23,100	798,798
		3,980,036

	Shares	Market Value
Regional Banks		2.54%
Comerica Inc.	13,250	$402,005
SunTrust Banks Inc.	21,900	620,865
		1,022,870

Total Interest Rate Sensitive
(Cost $6,440,399)		7,868,997

Medical/Healthcare		8.71%
Healthcare Services		6.42%
AmerisourceBergen Corp.	20,450	883,031
Covance Inc.**	12,050	696,128
Omnicare Inc.	28,050	1,012,605
		2,591,764

Pharmaceuticals		2.29%
Forest Laboratories Inc.**	26,100	921,852

Total Medical/Healthcare
(Cost $2,936,634)		3,513,616

Real Estate Investment Trusts (REITs)		7.10%
Diversified & Specialty		1.07%
Rayonier Inc.	8,350	432,780

Healthcare		2.29%
Senior Housing Properties
Trust	39,100	924,324

Multi-Family		1.37%
Home Properties Inc.	9,000	551,790

Office Properties		2.37%
Alexandria Real Estate
Equities Inc.	8,000	554,560
Mack-Cali Realty Corp.	15,300	399,483
		954,043

Total Real Estate Investment Trusts (REITs)
(Cost $2,523,311)		2,862,937

Technology		7.93%
Computer Software		6.09%
Activision Blizzard Inc.	76,350	810,837
Parametric Technology
Corp.**	27,300	614,523
Symantec Corp.**	21,250	399,713
Synopsys Inc.	19,800	630,432
		2,455,505

Semiconductors		1.84%
Avago Technologies Ltd.
(Singapore)	23,450	742,427

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Total Technology
(Cost $3,076,070)		$3,197,932

Utilities		11.59%
Gas Utilities		2.01%
UGI Corp.	24,805	811,372

Integrated Gas & Electric		1.65%
CenterPoint Energy Inc.	34,635	666,724

Regulated Electric		5.47%
Edison International	12,550	567,134
Great Plains Energy Inc.	33,950	689,525
Westar Energy Inc.	33,150	948,753
		2,205,412

Water Utilities		2.46%
American Water Works
Co. Inc.	26,750	993,227

Total Utilities
(Cost $3,522,468)		4,676,735

Total Common Stocks
(Cost $32,127,156)		38,935,228

MONEY MARKET MUTUAL FUNDS		3.49%
Bank of New York Cash
Reserve
(7 Day Yield 0.050%)	284	284
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,406,480	1,406,480
Total Money Market Mutual Funds
(Cost $1,406,764)		1,406,764

Total Investments
(Cost $33,533,920)	100.00%	40,341,992

Liabilities in Excess of
Other Assets	(0.00%) (1)	(1,321)

Net Assets	100.00%	$40,340,671

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.
(1) Less than 0.005%.

See Notes to Financial Statements.

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2012

Shares		Market Value
COMMON STOCKS		97.23%
Basic Materials		4.10%
Forestry & Paper		2.23%
KapStone Paper and
Packaging Corp.	18,430	$408,962

Precious Metals		1.87%
Hecla Mining Co.	58,810	342,862

Total Basic Materials
(Cost $571,763)		751,824

Capital Goods		5.18%
Electrical Equipment		2.07%
General Cable Corp.**	12,495	379,973

Engineering & Construction		1.48%
EMCOR Group Inc.	7,850	271,688

Industrial Products		1.63%
EnPro Industries Inc.**	7,280	297,752

Total Capital Goods
(Cost $386,764)		949,413

Commercial Services		3.73%
Business Products & Services		1.56%
Schawk Inc.	21,670	285,177

Distributors & Wholesalers		2.17%
Central Garden & Pet Co. -
Class A**	38,110	398,250

Total Commercial Services
(Cost $633,031)		683,427

Communications		2.04%
Telecomm Equipment & Solutions		2.04%
Plantronics Inc.	10,130	373,493

Total Communications
(Cost $296,884)		373,493

Consumer Cyclical		15.06%
Clothing & Accessories		9.44%
ANN Inc.**	11,520	389,837
The Cato Corp. - Class A	10,960	300,633
The Childrens Place Retail
Stores Inc.**	7,957	352,415
Express Inc.**	23,760	358,538
Perry Ellis International
Inc.	16,570	329,743
		1,731,166

	Shares	Market Value
Recreation & Leisure		3.06%
Steiner Leisure Ltd.
(Bahamas)**	7,510	$361,907
WMS Industries Inc.**	11,400	199,500
		561,407

Restaurants		1.80%
CEC Entertainment Inc.	9,920	329,245

Specialty Retail		0.76%
PEP Boys - Manny Moe &
Jack	14,070	138,308

Total Consumer Cyclical
(Cost $2,032,906)		2,760,126

Consumer Staples		9.12%
Consumer Products		1.87%
Elizabeth Arden Inc.**	7,600	342,076

Food & Agricultural Products		4.28%
Calavo Growers Inc.	14,050	354,201
Cott Corp. (Canada)	53,700	431,211
		785,412

Tobacco		2.97%
Schweitzer-Mauduit
International Inc.	13,940	544,078

Total Consumer Staples
(Cost $1,033,986)		1,671,566

Energy		5.25%
Exploration & Production		1.15%
Bill Barrett Corp.**	11,910	211,879

Oil Services		4.10%
Gulfmark Offshore Inc.	6,140	211,523
Hornbeck Offshore
Services Inc.**	5,090	174,791
Newpark Resources Inc.**	46,470	364,789
		751,103

Total Energy
(Cost $1,054,084)		962,982

Interest Rate Sensitive		18.03%
Life & Health Insurance		4.14%
National Financial Partners
Corp.**	27,630	473,578
StanCorp Financial Group
Inc.	7,800	286,026
		759,604

Shares		Market Value
Other Banks		6.42%
Associated Banc-Corp.	29,720	$389,926
Berkshire Hills Bancorp
Inc.	8,550	204,003
NBT Bancorp Inc.	18,280	370,536
PacWest Bancorp	8,560	212,117
		1,176,582

Property Casualty Insurance		6.12%
Allied World Assurance
Co. Holdings AG
(Switzerland)	4,030	317,564
Alterra Capital Holdings
Ltd. (Bermuda)	14,690	414,111
Horace Mann Educators
Corp.	19,550	390,218
		1,121,893

Specialty Finance		1.35%
Cash America International
Inc.	6,220	246,747

Total Interest Rate Sensitive
(Cost $2,742,987)		3,304,826

Medical/Healthcare		13.69%
Healthcare Services		7.74%
LifePoint Hospitals Inc.**	9,650	364,288
PAREXEL International
Corp.**	12,060	356,855
PharMerica Corp.**	12,890	183,554
U.S. Physical Therapy Inc.	18,680	514,447
		1,419,144

Medical Products & Supplies		2.15%
Orthofix International N.V.
(Netherlands)**	10,040	394,873

Pharmaceuticals		3.80%
Impax Laboratories Inc.**	9,290	190,352
Myriad Genetics Inc.**	18,540	505,215
		695,567

Total Medical/Healthcare
(Cost $1,917,170)		2,509,584

Real Estate Investment Trusts (REITs)		5.41%
Hotels		1.28%
Chesapeake Lodging Trust	11,220	234,274

Multi-Family		1.92%
Associated Estates Realty
Corp.	21,820	351,738

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Office Properties		1.13%
PS Business Parks Inc.	3,205	$208,261

Retail Properties		1.08%
Retail Opportunity
Investments Corp.	15,400	198,044

Total Real Estate Investment Trusts (REITs)
(Cost $676,185)		992,317

Technology		11.72%
Computer Software		6.50%
Keynote Systems Inc.	18,320	258,129
Monotype Imaging Holdings
Inc.	24,200	386,716
Parametric Technology
Corp.**	12,270	276,197
Take-Two Interactive
Software Inc.**	24,510	269,855
		1,190,897

Electronic Equipment		1.60%
Belden Inc.	6,530	293,785

Semiconductor Cap Equipment		1.02%
Amkor Technology Inc.**	44,035	187,149

Semiconductors		2.60%
Cypress Semiconductor
Corp.	18,680	202,491
Fairchild Semiconductor
International Inc.**	19,030	274,032
		476,523

Total Technology
(Cost $1,922,808)		2,148,354

Transportation		1.75%
Trucking, Shipping & Air Freight		1.75%
Marten Transport Ltd.	17,480	321,457

Total Transportation
(Cost $326,976)		321,457

Utilities		2.15%
Regulated Electric		2.15%
El Paso Electric Co.	5,700	181,887
UNS Energy Corp.	5,000	212,100
		393,987

Total Utilities
(Cost $353,815)		393,987

Total Common Stocks
(Cost $13,949,359)		17,823,356

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.34%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	63,241	$63,241

Total Money Market Mutual Funds
(Cost $63,241)		63,241

Total Investments
(Cost $14,012,600)	97.57%	17,886,597

Other Assets in Excess
of Liabilities	2.43%	444,737

Net Assets	100.00%	$18,331,334

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		96.63%
Basic Materials		7.04%
Chemicals		3.15%
Compass Minerals
International Inc.	89,330	$6,673,845
Innophos Holdings Inc.	69,300	3,222,450
		9,896,295

Forestry & Paper		1.98%
Buckeye Technologies Inc.	216,499	6,215,686

Precious Metals		0.93%
Hecla Mining Co.	499,300	2,910,919

Specialty Chemicals		0.98%
Cabot Corp.	77,358	3,078,075

Total Basic Materials
(Cost $19,676,722)		22,100,975

Capital Goods		4.45%
Aerospace & Defense Suppliers		2.40%
Cubic Corp.	99,778	4,786,351
Curtiss-Wright Corp.	83,761	2,749,873
		7,536,224

Electrical Equipment		2.05%
Actuant Corp. - Class A	111,900	3,123,129
Franklin Electric Co. Inc.	53,265	3,311,485
		6,434,614

Total Capital Goods
(Cost $12,294,724)		13,970,838

Commercial Services		5.13%
Business Products & Services		5.13%
Brink’s Co.	262,700	7,494,831
MAXIMUS Inc.	136,200	8,610,564
		16,105,395

Total Commercial Services
(Cost $11,312,802)		16,105,395

Communications		3.04%
Telecomm Equipment & Solutions		3.04%
Plantronics Inc.	258,293	9,523,263

Total Communications
(Cost $8,723,079)		9,523,263

Consumer Cyclical		10.67%
Apparel & Footwear Manufacturing		1.64%
Jones Group Inc.	464,100	5,132,946

	Shares	Market Value
Clothing & Accessories		2.81%
Finish Line Inc. - Class A	275,400	$5,213,322
Stage Stores Inc.	145,660	3,609,455
		8,822,777

Consumer Durables		1.35%
The Toro Co.	98,400	4,229,232

Other Consumer Services		1.34%
Regis Corp.	249,300	4,218,156

Restaurants		3.53%
Bob Evans Farms Inc.	155,411	6,247,522
CEC Entertainment Inc.	146,100	4,849,059
		11,096,581

Total Consumer Cyclical
(Cost $24,201,255)		33,499,692

Consumer Staples		6.45%
Food & Agricultural Products		1.72%
Sensient Technologies
Corp.	151,900	5,401,564

Grocery & Convenience		1.71%
Casey’s General Stores
Inc.	101,300	5,379,030

Tobacco		3.02%
Schweitzer-Mauduit
International Inc.	242,500	9,464,775

Total Consumer Staples
(Cost $17,156,363)		20,245,369

Energy		6.63%
Exploration & Production		1.53%
Berry Petroleum Co. -
Class A	142,600	4,784,230

Oil Services		5.10%
Bristow Group Inc.	127,600	6,847,016
Gulfmark Offshore Inc.	69,679	2,400,441
Tidewater Inc.	151,301	6,760,129
		16,007,586

Total Energy
(Cost $21,040,723)		20,791,816

	Shares	Market Value
Interest Rate Sensitive		26.18%
Life & Health Insurance		4.73%
American Equity
Investment Life
Holding Co.	478,850	$5,846,758
Protective Life Corp.	161,860	4,625,959
StanCorp Financial Group
Inc.	119,300	4,374,731
		14,847,448

Other Banks		9.00%
Bank of the Ozarks Inc.	127,100	4,254,037
Community Bank System
Inc.	146,500	4,008,240
FirstMerit Corp.	119,065	1,689,532
Fulton Financial Corp.	581,500	5,588,215
Trustmark Corp.	173,300	3,892,318
Westamerica Bancorp	132,720	5,652,545
Wintrust Financial Corp.	86,212	3,163,981
		28,248,868

Property Casualty Insurance		7.29%
Alterra Capital Holdings
Ltd. (Bermuda)	342,365	9,651,269
Aspen Insurance Holdings
Ltd. (Bermuda)	173,600	5,569,088
Endurance Specialty
Holdings Ltd.
(Bermuda)	192,900	7,656,201
		22,876,558

Specialty Finance		1.90%
Cash America
International Inc.	150,460	5,968,748

Thrifts		3.26%
Hatteras Financial Corp.	138,400	3,433,704
Washington Federa Inc.	191,900	3,237,353
Webster Financial Corp.	173,400	3,563,370
		10,234,427

Total Interest Rate Sensitive
(Cost $69,736,885)		82,176,049

Medical/Healthcare		7.36%
Healthcare Services		1.37%
Owens & Minor Inc.	151,276	4,312,879

Medical Products & Supplies		5.07%
Meridian Bioscience Inc.	256,375	5,191,594
West Pharmaceutical
Services Inc.	195,600	10,709,100
		15,900,694

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Pharmaceuticals		0.92%
Questcor Pharmaceuticals
Inc.	108,300	$2,893,776

Total Medical/Healthcare
(Cost $19,561,986)		23,107,349

Real Estate Investment Trusts (REITs)		7.73%
Diversified & Specialty		3.38%
CubeSmart	407,400	5,935,818
DuPont Fabros Technology
Inc.	193,800	4,682,208
		10,618,026

Healthcare		1.52%
LTC Properties Inc.	135,785	4,778,274

Office Properties		2.83%
Brandywine Realty Trust	422,600	5,151,494
Government Properties
Income Trust	155,400	3,724,938
		8,876,432

Total Real Estate Investment Trusts (REITs)
(Cost $21,431,088)		24,272,732

Technology		6.51%
Computer Software		1.21%
Blackbaud Inc.	166,988	3,812,336

Electronic Equipment		3.06%
Belden Inc.	117,016	5,264,550
CTS Corp.	277,300	2,947,699
Park Electrochemical
Corp.	53,874	1,386,178
		9,598,427

Semiconductors		2.24%
Cypress Semiconductor
Corp.	235,643	2,554,370
Intersil Corp. - Class A	540,533	4,481,019
		7,035,389

Total Technology
(Cost $18,282,324)		20,446,152

Utilities		5.44%
Regulated Electric		5.44%
El Paso Electric Co.	150,900	4,815,219
Portland General Electric
Co.	252,430	6,906,485
UNS Energy Corp.	126,400	5,361,888
		17,083,592

	Shares	Market Value
Total Utilities
(Cost $15,648,918)		$17,083,592

Total Common Stocks
(Cost $259,066,869)		303,323,222

MONEY MARKET MUTUAL FUNDS		4.21%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	13,221,010	13,221,010

Total Money Market Mutual Funds
(Cost $13,221,010)		13,221,010

Total Investments
(Cost $272,287,879)	100.84%	316,544,232

Liabilities in Excess of
Other Assets	(0.84%)	(2,633,279)

Net Assets	100.00%	$313,910,953

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		97.43%
Basic Materials		6.59%
Chemicals		0.39%
Arabian American
Development Co.**	1,405	$11,676

Forestry & Paper		1.15%
Neenah Paper Inc.	523	14,890
P.H. Glatfelter Co.	1,116	19,507
		34,397

Non-Ferrous Metals		0.54%
Horsehead Holding Corp.**	1,575	16,081

Other Materials (Rubber & Plastic)		2.18%
AEP Industries Inc.**	373	22,093
Intertape Polymer Group
Inc. (Canada)**	2,948	23,643
Myers Industries Inc.	1,280	19,392
		65,128

Precious Metals		0.31%
Endeavour Silver Corp.
(Canada)**	1,174	9,263

Specialty Chemicals		0.71%
Aceto Corp.	2,102	21,104

Steel		1.31%
Gibraltar Industries Inc.**	987	15,713
Handy & Harman Ltd.**	1,564	23,569
		39,282

Total Basic Materials
(Cost $157,934)		196,931

Capital Goods		6.06%
Electrical Equipment		0.34%
LSI Industries Inc.	1,434	10,052

Engineering & Construction		1.38%
Argan Inc.	1,097	19,746
Primoris Services Corp.	1,438	21,628
		41,374

Farm Equipment		0.53%
Alamo Group Inc.	488	15,928

Industrial Products		3.51%
DXP Enterprises Inc.**	380	18,647
Hardinge Inc.	1,305	12,972
Lydall Inc.**	1,483	21,266
Material Sciences Corp.**	2,170	19,595
Northwest Pipe Co.**	473	11,286
Standex International Corp.	408	20,926
		104,692

	Shares	Market Value
Transportation Equipment & Parts		0.30%
Miller Industries Inc.	590	$8,997

Total Capital Goods
(Cost $157,059)		181,043

Commercial Services		6.17%
Business Products & Services		4.52%
Asta Funding Inc.	2,256	21,455
Barrett Business Services
Inc.	716	27,272
CDI Corp.	753	12,899
Electro Rent Corp.	974	14,980
Marlin Business Services
Corp.	1,217	24,413
Omnicell Inc.**	579	8,610
TASER International Inc.**	1,940	17,344
VSE Corp.	324	7,941
		134,914

Educational Services		0.38%
Capella Education Co.**	402	11,348

IT Services		1.27%
ManTech International Corp.	1,006	26,096
NCI Inc. - Class A**	2,551	11,964
		38,060

Total Commercial Services
(Cost $142,122)		184,322

Communications		2.82%
Networking		0.57%
Extreme Networks Inc.**	4,679	17,032

Telecomm Equipment & Solutions		2.25%
Globecomm Systems Inc.**	997	11,266
Ituran Location and Control
Ltd. (Israel)	792	10,747
Preformed Line Products
Co.	185	10,993
Symmetricom Inc.**	2,883	16,635
Telular Corp.	1,861	17,624
		67,265

Total Communications
(Cost $83,957)		84,297

Shares		Market Value
Consumer Cyclical		15.64%
Cable, Satellite & Telecomm Services		2.89%
Consolidated
Communications
Holdings Inc.	762	$12,131
FairPoint Communications
Inc.**	1,798	14,276
HickoryTech Corp.	1,676	16,307
IDT Corp. - Class B	1,566	14,940
Premiere Global Services
Inc.**	1,352	13,223
USA Mobility Inc.	1,330	15,534
		86,411

Consumer Durables		1.04%
Bassett Furniture Industries
Inc.	1,451	18,094
Smith & Wesson Holding
Corp.**	1,541	13,006
		31,100

Homebuilders & Suppliers		0.83%
Beazer Homes USA Inc.**	388	6,557
Cavco Industries Inc.**	364	18,193
		24,750

Hotels & Gaming		0.41%
Multimedia Games Holding
Co. Inc.**	837	12,312

Motor Vehicles		1.13%
America’s Car-Mart Inc.**	458	18,558
Lithia Motors Inc. - Class A	405	15,155
		33,713

Other Consumer Services		0.35%
Bluegreen Corp.**	1,098	10,299

Recreation & Leisure		3.50%
Arctic Cat Inc.**	397	13,256
LeapFrog Enterprises Inc.**	1,724	14,878
Rick’s Cabaret International
Inc.**	1,903	15,319
Shuffle Master Inc.**	1,079	15,646
Sturm Ruger & Co. Inc.	238	10,805
Town Sports International
Holdings Inc.	1,114	11,864
Viad Corp.	837	22,733
		104,501

Restaurants		4.44%
AFC Enterprises Inc.**	891	23,282
Caribou Coffee Co. Inc.**	855	13,842
Denny’s Corp.**	5,359	26,152
Fiesta Restaurant Group Inc.**	764	11,705
Kona Grill Inc.**	2,582	22,386
Red Robin Gourmet Burgers
Inc.**	352	12,422
Ruth’s Hospitality Group Inc.**	3,129	22,748
		132,537

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Specialty Retail		1.05%
1-800-Flowers.com Inc. -
Class A**	5,212	$19,128
Movado Group Inc.	397	12,180
		31,308

Total Consumer Cyclical
(Cost $398,558)		466,931

Consumer Staples		3.18%
Consumer Products		1.68%
Cyanotech Corp.**	3,922	18,159
Obagi Medical Products
Inc.**	977	13,278
Prestige Brands Holdings
Inc.**	942	18,868
		50,305

Drug Stores		0.29%
PetMed Express Inc.	783	8,691

Grocery & Convenience		1.21%
The Pantry Inc.**	1,508	18,292
Susser Holdings Corp.**	514	17,728
		36,020

Total Consumer Staples
(Cost $89,505)		95,016

Energy		6.14%
Alternative Energy		1.16%
Green Plains Renewable
Energy Inc.**	1,076	8,511
Headwaters Inc.**	3,041	26,031
		34,542

Exploration & Production		0.89%
Panhandle Oil and Gas Inc. -
Class A	501	14,143
Vaalco Energy Inc.**	1,456	12,595
		26,738

Oil Services		3.62%
Basic Energy Services Inc.**	768	8,763
Bolt Technology Corp.	962	13,728
Dawson Geophysical Co.**	642	16,936
Gulf Island Fabrication Inc.	388	9,324
Mitcham Industries Inc.**	534	7,278
Natural Gas Services Group
Inc.**	1,466	24,072
PHI Inc.**	412	13,798
TGC Industries Inc.	1,729	14,160
		108,059

	Shares	Market Value
Pipelines		0.47%
Crosstex Energy Inc.	972	$13,938

Total Energy
(Cost $156,183)		183,277

Interest Rate Sensitive		25.16%
Other Banks		10.63%
Bank of Kentucky Financial
Corp.	556	13,750
Banner Corp.	836	25,690
Cardinal Financial Corp.	1,494	24,307
Central Pacific Financial
Corp.**	1,698	26,472
First Community
Bancshares Inc.	1,780	28,427
First Merchants Corp.	1,031	15,300
Hanmi Financial Corp.**	1,611	21,893
Heartland Financial USA
Inc.	819	21,417
Peoples Bancorp Inc.	994	20,307
Pinnacle Financial Partners
Inc.**	671	12,642
Provident New York Bancorp	1,991	18,536
Southwest Bancorp Inc.**	1,517	16,990
Taylor Capital Group Inc.**	1,232	22,238
West Coast Bancorp	979	21,685
Wilshire Bancorp Inc.**	4,748	27,871
		317,525

Property Casualty Insurance		2.14%
American Safety Insurance
Holdings Ltd.
(Bermuda)**	706	13,358
Baldwin & Lyons Inc. -
Class B	465	11,095
Homeowners Choice Inc.	655	13,617
Stewart Information
Services Corp.	995	25,870
		63,940

Regional Banks		1.60%
Centerstate Banks of Florida
Inc.	2,399	20,463
Horizon Bancorp	1,397	27,451
		47,914

Securities & Asset Management		1.56%
Capital Southwest Corp.	123	12,255
Epoch Holding Corp.	498	13,894
Virtus Investment Partners
Inc.**	168	20,318
		46,467

	Shares	Market Value
Specialty Finance		4.81%
Arbor Realty Trust Inc.	4,488	$26,883
Federal Agricultural
Mortgage Corp. -
Class C	660	21,450
MCG Capital Corp.	5,212	23,975
Medallion Financial Corp.	1,322	15,521
NewStar Financial Inc.**	1,188	16,644
Nicholas Financial Inc.	1,318	16,343
NorthStar Realty Finance
Corp.	3,226	22,711
		143,527

Thrifts		4.42%
BofI Holding Inc.**	920	25,640
First Financial Holdings Inc.	1,213	15,866
Great Southern Bancorp Inc.	820	20,869
Home Federal Bancorp Inc.	2,005	24,922
New York Mortgage Trust
Inc.	2,211	13,974
Provident Financial Holdings
Inc.	1,752	30,660
		131,931

Total Interest Rate Sensitive
(Cost $604,316)		751,304

Medical/Healthcare		12.92%
Healthcare Services		2.17%
Capital Senior Living Corp.**	1,468	27,437
Five Star Quality Care Inc.**	3,965	19,864
Skilled Healthcare Group
Inc. - Class A**	2,716	17,301
		64,602

Medical Products & Supplies		3.69%
AMAG Pharmaceuticals
Inc.**	1,537	22,609
Atrion Corp.	86	16,856
Kewaunee Scientific Corp.	1,673	20,327
Rochester Medical Corp.**	2,242	22,600
Trinity Biotech PLC - ADR
(Ireland)	1,119	16,136
Young Innovations Inc.	296	11,665
		110,193

Medical Technology		1.04%
BioDelivery Sciences
International Inc.**	1,758	7,577
Cynosure Inc.**	570	13,743
HealthStream Inc.**	404	9,821
		31,141

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2012 (continued)

	Shares	Market Value
Pharmaceuticals		6.02%
Affymax Inc.**	609	$11,571
Agenus Inc.**	1,941	7,958
Array BioPharma Inc.**	3,027	11,260
Curis Inc.**	7,018	24,072
Hi-Tech Pharmacal Co. Inc.	384	13,432
Neurocrine Biosciences
Inc.**	2,570	19,224
Optimer Pharmaceuticals
Inc.**	804	7,276
OraSure Technologies Inc.**	1,519	10,906
QLT Inc. (Canada)**	1,289	10,132
Santarus Inc.**	899	9,871
SciClone Pharmaceuticals
Inc.**	1,941	8,366
SIGA Technologies Inc.**	6,425	16,834
Spectrum Pharmaceuticals
Inc.	1,525	17,065
Threshold Pharmaceuticals
Inc.**	2,820	11,872
		179,839

Total Medical/Healthcare
(Cost $342,801)		385,775

Real Estate Investment Trusts (REITs)		2.03%
Diversified & Specialty		0.66%
Winthrop Realty Trust	1,777	19,636

Multi-Family		0.66%
Associated Estates Realty
Corp.	1,229	19,812

Retail Properties		0.71%
Agree Realty Corp.	793	21,244

Total Real Estate Investment Trusts (REITs)
(Cost $54,353)		60,692

Technology		8.93%
Computer Software		2.71%
American Software Inc. -
Class A	1,348	10,461
Monotype Imaging Holdings
Inc.	964	15,405
RealNetworks Inc.**	3,079	23,277
SeaChange International
Inc.**	1,235	11,942
TOP Image Systems Ltd.
(Israel)**	5,822	19,911
		80,996

	Shares	Market Value
Electronic Equipment		2.49%
CalAmp Corp.**	2,396	$19,935
Measurement Specialties
Inc.**	459	15,771
Mesa Laboratories Inc.	245	12,277
MTS Systems Corp.	305	15,533

Zygo Corp.**	694	10,896
		74,412

Peripherals		0.66%
Datalink Corp.**	2,291	19,588

Semiconductor Cap Equipment		2.33%
ChipMOS Technologies
Bermuda Ltd. (Taiwan)	1,136	13,212
Kopin Corp.**	3,303	10,999
Kulicke & Soffa Industries
Inc.**	1,645	19,723
Photronics Inc.**	1,574	9,381
Rudolph Technologies Inc.**	1,217	16,369
		69,684

Semiconductors		0.74%
Integrated Silicon Solution
Inc.**	1,314	11,826
IXYS Corp.	1,107	10,118
		21,944

Total Technology
(Cost $248,204)		266,624

Transportation		1.22%
Airlines		0.57%
Hawaiian Holdings Inc.**	2,575	16,918

Trucking, Shipping & Air Freight		0.65%
Saia Inc.**	846	19,559

Total Transportation
(Cost $28,716)		36,477

Utilities		0.57%
Gas Utilities		0.57%
Chesapeake Utilities Corp.	372	16,889

Total Utilities
(Cost $15,656)		16,889

Total Common Stocks
(Cost $2,479,364)		2,909,578

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.13%
Bank of New York Cash
Reserve
(7 Day Yield 0.050%)	11,354	$11,354
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	82,185	82,185

Total Money Market Mutual Funds
(Cost $93,539)		93,539

Total Investments
(Cost $2,572,903)	100.56%	3,003,117

Liabilities in Excess of
Other Assets	(0.56%)	(16,682)

Net Assets	100.00%	$2,986,435

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2012

	Shares	Market Value
COMMON STOCKS		97.33%
Consumer Discretionary		24.30%
Diversified Consumer Services		6.75%
Megastudy Co. Ltd.
(South Korea)**	102,599	$7,568,360
Slater & Gordon Ltd.
(Australia)	6,613,956	14,560,772
		22,129,132

Hotels, Restaurants & Leisure		0.38%
Domino’s Pizza Group Ltd.
(United Kingdom)	152,297	1,243,256

Internet & Catalog Retail		1.29%
Webjet Ltd. (Australia)	927,836	4,234,237

Media		7.70%
CTS Eventim AG (Germany)	193,215	6,808,225
Pico Far East Holdings
Ltd. (Hong Kong)	56,825,200	16,944,663
Rightmove PLC
(United Kingdom)	62,789	1,476,154
		25,229,042

Specialty Retail		4.62%
Bonjour Holdings Ltd.
(Hong Kong)	41,098,800	5,200,676
Ports Design Ltd.
(Hong Kong)	12,409,506	9,940,088
		15,140,764

Textiles, Apparel & Luxury Goods		3.56%
Xtep International
Holdings Ltd.
(Hong Kong)	26,798,636	11,685,666

Total Consumer Discretionary
(Cost $74,433,247)		79,662,097

Consumer Staples		2.80%
Food & Staples Retailing		2.80%
Eurocash S.A. (Poland)	195,672	2,762,666
Tsuruha Holdings, Inc.
(Japan)	81,301	6,411,706
		9,174,372

Total Consumer Staples
(Cost $8,071,771)		9,174,372

Financials		14.48%
Capital Markets		4.32%
Ashmore Group PLC
(United Kingdom)	482,300	2,847,938
Azimut Holding S.p.A. (Italy)	585,970	8,432,582
ICAP PLC (United Kingdom)	569,500	2,879,774
		14,160,294

	Shares	Market Value
Diversified Financial Services		4.82%
IG Group Holdings PLC
(United Kingdom)	2,108,476	$15,517,930
London Capital Group
Holdings PLC
(United Kingdom)	514,000	304,765
		15,822,695
Insurance		2.08%
Admiral Group PLC
(United Kingdom)	357,400	6,807,984

Thrifts & Mortgage Finance		3.26%
Home Capital Group Inc.
(Canada)	180,071	10,693,469

Total Financials
(Cost $41,847,887)		47,484,442

Health Care		3.20%
Health Care Providers & Services		1.06%
Synergy Health PLC
(United Kingdom)	195,300	3,464,535
Life Sciences Tools & Services		0.87%
EPS Co. Ltd. (Japan)	1,110	2,856,428
Pharmaceuticals		1.27%
China Medical System
Holdings Ltd.
(Cayman Islands)	5,334,500	4,163,776

Total Health Care
(Cost $8,126,026)		10,484,739

Industrials		39.22%
Commercial Services & Supplies		17.65%
Aeon Delight Co. Ltd. (Japan)	468,800	9,176,718
Credit Corp. Group Ltd.
(Australia)	2,133,771	18,105,848
Mears Group PLC
(United Kingdom)	2,267,607	12,082,313
Mitie Group PLC
(United Kingdom)	1,984,760	8,531,969
Prestige International Inc.
(Japan)	807,890	7,049,863
Serco Group PLC
(United Kingdom)	332,620	2,913,681
		57,860,392
Construction & Engineering		10.97%
Cardno Ltd. (Australia)*	2,398,663	17,569,446
Decmil Group Ltd.
(Australia)	2,492,800	6,721,213
Monadelphous Group Ltd.
(Australia)	334,500	8,611,859
Morgan Sindall Group PLC
(United Kingdom)	362,967	3,039,515
		35,942,033

	Shares	Market Value
Machinery		4.26%
Andritz AG (Austria)	167,702	$10,776,387
Duro Felguera S.A. (Spain)	167,759	1,065,101
Metka S.A. (Greece)	165,249	2,135,412
		13,976,900

Professional Services		3.55%
ITE Group PLC
(United Kingdom)	1,997,894	8,056,434
SAI Global Ltd. (Australia)	804,574	3,574,485
		11,630,919

Trading Companies & Distributors		2.79%
Indutrade AB (Sweden)	302,213	9,154,942

Total Industrials
(Cost $100,606,716)		128,565,186

Information Technology		13.33%
Electronic Equipment & Instruments		2.72%
Diploma PLC
(United Kingdom)	990,109	8,918,524

Internet Software & Services		8.02%
DeNA Co. Ltd. (Japan)	403,700	13,243,094
GREE Inc. (Japan)	350,000	5,431,831
SMS Co. Ltd. (Japan)	3,814	7,603,423
		26,278,348

IT Services		2.59%
Wirecard AG (Germany)	344,680	8,509,315

Total Information Technology
(Cost $36,548,718)		43,706,187

Total Common Stocks
(Cost $269,634,365)		319,077,023

MONEY MARKET MUTUAL FUNDS		3.58%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	11,717,255	11,717,255

Total Money Market Mutual Funds
(Cost $11,717,255)		11,717,255

Total Investments
(Cost $281,351,620)	100.91%	330,794,278

Liabilities in Excess of
Other Assets	(0.91%)	(2,968,911)

Net Assets	100.00%	$327,825,367

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2012 (continued)

Westcore International Small-Cap Fund
Country Breakdown as of December 31, 2012
Country	Market Value	%
United Kingdom	$78,084,772	23.82%
Australia	73,377,860	22.39%
Japan	51,773,063	15.79%
Hong Kong	43,771,093	13.35%
Germany	15,317,540	4.67%
United States	11,717,255	3.58%
Austria	10,776,387	3.29%
Canada	10,693,469	3.26%
Sweden	9,154,942	2.79%
Italy	8,432,582	2.57%
South Korea	7,568,360	2.31%
Cayman Islands	4,163,776	1.27%
Poland	2,762,666	0.84%
Greece	2,135,412	0.65%
Spain	1,065,101	0.33%
Total Investments	330,794,278	100.91%
Liabilities in Excess of
Other Assets	(2,968,911)	(0.91%)
Net Assets	$327,825,367	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

* Non-income producing security.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On		Appreciation/
Description	Amount	Contract	Date	Settlement Date	Current Value	(Depreciation)
AUD	27,280,699	Sale	3/25/2013	$28,573,395	$28,155,645	$417,750
CAD	9,449,578	Sale	3/25/2013	9,571,810	9,482,844	88,966
CHF	10,869,960	Purchase	3/25/2013	11,861,977	11,902,989	41,012
DKK	30,043,735	Purchase	3/25/2013	5,308,362	5,322,439	14,077
EUR	23,239,467	Purchase	3/25/2013	30,631,361	30,698,185	66,824
ILS	11,398,471	Purchase	3/25/2013	3,005,926	3,044,255	38,329
NOK	40,646,482	Purchase	3/25/2013	7,220,868	7,290,913	70,045
SEK	8,628,820	Purchase	3/25/2013	1,295,949	1,324,347	28,398
						$765,401

GBP	2,189,534	Sale	3/25/2013	$3,546,498	$3,555,836	$(9,338)
HKD	262,636,642	Sale	3/25/2013	33,882,435	33,894,270	(11,835)
JPY	2,124,280,692	Purchase	3/25/2013	25,366,211	24,536,755	(829,456)
KRW	8,228,439,800	Sale	3/25/2013	7,628,249	7,648,659	(20,410)
NZD	2,463,563	Purchase	3/25/2013	2,068,957	2,024,920	(44,037)
PLN	7,748,509	Sale	3/25/2013	2,466,594	2,482,839	(16,245)
SGD	9,490,998	Purchase	3/25/2013	7,778,614	7,769,101	(9,513)
						$(940,834)

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2012

Shares		Market Value
CONVERTIBLE PREFERRED STOCKS		1.61%
Utilities		1.61%
Utilities		1.61%
AES Trust III,
6.750%, 10/15/2029	26,100	$1,295,865

Total Utilities
(Cost $1,140,080)		1,295,865

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,295,865

NONCONVERTIBLE PREFERRED
STOCKS		6.84%
Financials		6.84%
Real Estate Investment Trusts (REITs)		6.84%
Diversified (REITs)		2.59%
Cousins Properties Inc.:
7.500%	17,000	425,340
7.750%	25,000	632,000
National Retail Properties Inc.,
6.625%	39,000	1,035,450
		2,092,790

Hotels (REITs)		0.59%
Hersha Hospitality Trust,
8.000%	18,600	471,510

Storage (REITs)		1.57%
Public Storage,
6.350%	47,150	1,262,677

Warehouse-Industrial (REITs)		2.09%
CenterPoint Properties Trust,
4.760%(1)(2)	3,015	1,688,400

Total Financials
(Cost $6,088,704)		5,515,377

Total Nonconvertible Preferred Stocks
(Cost $6,088,704)		5,515,377

Principal
	Amount	Market Value
CORPORATE BONDS		85.55%
Financials		10.35%
Financial Services		0.30%
Emigrant Capital Trust II - 144A,
2.942%, 4/14/2034(2)(3)	$500,000	241,182

Insurance		1.46%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,175,826

	Principal
	Amount	Market Value
Savings & Loans		0.79%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	$2,000,000	$640,000

Real Estate Investment Trusts (REITs)		7.80%
Data Center (REITs)		2.04%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	1,500,000	1,646,250

Healthcare (REITs)		2.03%
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	1,500,000	1,638,750

Hotels (REITs)		1.70%
Host Hotels & Resorts LP:
5.875%, 6/15/2019	750,000	821,250
6.000%, 11/1/2020	500,000	552,500
		1,373,750

Timber (REITs)		2.03%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,638,750

Total Financials
(Cost $8,949,553)		8,354,508

Industrials		72.63%
Aerospace & Defense		1.73%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,250,000	1,396,875

Airlines		0.14%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	42,321	42,321
Continental Airlines Inc.,
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	68,296	71,111
		113,432

Autos		3.05%
DPH Holdings Corp.:
6.500%, 5/1/2009**(1)(4)	1,375,000	6,875
8.250%, 10/15/2033**(1)(4)	1,015,000	0
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,902,930
Tenneco Inc.,
7.750%, 8/15/2018	500,000	545,000
		2,454,805

	Principal
	Amount	Market Value
Broadcasting		2.05%
Entravision Communications Corp.,
8.750%, 8/1/2017	$500,000	$545,000
Sinclair Television Group Inc. - 144A,
9.250%, 11/1/2017(3)	1,000,000	1,105,000
		1,650,000

Building Materials		2.07%
USG Corp. - 144A,
8.375%, 10/15/2018(3)	1,500,000	1,672,500

Cable		0.94%
Virgin Media Finance PLC (Great Britain),
8.375%, 10/15/2019	668,000	761,520

Chemicals		1.00%
Polymer Group Inc.,
7.750%, 2/1/2019	750,000	808,125

Commercial Services		4.33%
Aramark Corp.,
8.500%, 2/1/2015	750,000	754,695
Corrections Corp. of America,
7.750%, 6/1/2017	1,000,000	1,067,500
Iron Mountain Inc.,
8.375%, 8/15/2021	1,500,000	1,672,500
		3,494,695
Consumer Products		2.02%
Jarden Corp.,
6.125%, 11/15/2022	1,500,000	1,627,500

Consumer Services		1.72%
Service Corp. International:
6.750%, 4/1/2016	500,000	562,500
7.000%, 5/15/2019	750,000	825,000
		1,387,500
Energy-Non Utility		15.85%
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,657,500
Forest Oil Corp.,
7.250%, 6/15/2019	1,500,000	1,515,000
MarkWest Energy Partners LP / MarkWest
Energy Finance Corp.,
6.750%, 11/1/2020	2,000,000	2,205,000
Plains Exploration & Production Co.:
6.125%, 6/15/2019	1,500,000	1,642,500
8.625%, 10/15/2019	250,000	285,625
Range Resources Corp.:
5.750%, 6/1/2021	1,250,000	1,343,750
5.000%, 8/15/2022	1,000,000	1,050,000
Southwestern Energy Co.,
7.500%, 2/1/2018	710,000	870,716
Tesoro Corp.:
9.750%, 6/1/2019	1,000,000	1,145,000
5.375%, 10/1/2022	1,000,000	1,070,000
		12,785,091

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Healthcare		4.46%
DaVita Inc.,
6.625%, 11/1/2020	$1,250,000	$1,365,625
HCA Inc.,
7.875%, 2/15/2020	2,000,000	2,235,000
		3,600,625

Leasing		0.74%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(3)	575,000	595,315

Leisure		8.10%
Harrah’s Operating Co. Inc.:
10.000%, 12/15/2018	336,000	220,080
10.000%, 12/15/2018	1,028,000	686,190
Penn National Gaming Inc.,
8.750%, 8/15/2019	1,275,000	1,459,875
Speedway Motorsports Inc.:
8.750%, 6/1/2016	500,000	536,875
6.750%, 2/1/2019	753,000	801,945
Starwood Hotels & Resorts Worldwide Inc.,
7.150%, 12/1/2019	760,000	940,264
Vail Resorts Inc.,
6.500%, 5/1/2019	1,750,000	1,892,188
		6,537,417

Metals & Mining		0.64%
FMG Resources August 2006 Pty Ltd. - 144A
(Australia),
6.875%, 2/1/2018(3)	500,000	518,125

Other Industrials		3.33%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	1,500,000	1,653,750
Mueller Water Products Inc.,
8.750%, 9/1/2020	902,000	1,032,790
		2,686,540

Packaging & Containers		4.21%
Ball Corp.,
5.750%, 5/15/2021	1,525,000	1,658,437
Crown Americas LLC / Crown Americas
Capital Corp. III,
6.250%, 2/1/2021	1,575,000	1,734,469
		3,392,906

Paper & Forestry		1.10%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%, 10/15/2014(3)	850,000	888,250

Pharmaceuticals		0.08%
Eszopiclone Royalty SUB LLC - 144A,
Series IV, 12.000%,
3/15/2014(1)(3)	67,735	67,735

	Principal
	Amount	Market Value
Retail		3.52%
Limited Brands Inc.:
7.000%, 5/1/2020	$1,250,000	$1,443,750
6.625%, 4/1/2021	250,000	287,500
Sally Holdings LLC / Sally Capital Inc.,
6.875%, 11/15/2019	1,000,000	1,110,000
Winn-Dixie Stores Inc.,
Series Escrow Units,
4/1/2099**(1)(4)	2,150,000	0
		2,841,250

Technology		2.72%
Amkor Technology Inc.,
7.375%, 5/1/2018	500,000	520,000
Fidelity National Information Services Inc.:
7.625%, 7/15/2017	750,000	819,375
7.875%, 7/15/2020	750,000	852,187
		2,191,562

Telecomm & Related		5.05%
Frontier Communications Corp.,
8.500%, 4/15/2020	1,750,000	2,021,250
Tuckahoe Credit Lease Trust - 144A,
9.310%, 10/20/2025(1)(3)	1,808,987	2,055,878
		4,077,128

Textiles, Apparel & Luxury Goods		2.06%
Hanesbrands Inc.,
6.375%, 12/15/2020	1,500,000	1,657,500

Transportation		1.72%
Gulfmark Offshore Inc. - 144A,
6.375%, 3/15/2022(3)	1,340,000	1,386,900

Total Industrials
(Cost $56,663,792)		58,593,296

Utilities		2.57%
Utilities		2.57%
Calpine Corp Escrow,
8.750%, 7/15/2013**(1)(4)	200,000	0
Calpine Corp. - 144A,
7.500%, 2/15/2021(3)	1,774,000	1,969,140
Indianapolis Power & Light Co. - 144A,
6.300%, 7/1/2013(3)	100,000	102,763
		2,071,903

Total Utilities
(Cost $1,918,718)		2,071,903

Total Corporate Bonds
(Cost $67,532,063)		69,019,707

Principal
Amount		Market Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		2.56%
Commercial Mortgage-Backed
Securities		2.23%
Adams Outdoor Advertising LP - 144A,
10.756%, 12/20/2017(3)(5)	$700,000	$757,080
GTP Towers Issuer LLC - 144A,
8.112%, 2/15/2015(3)(5)	1,000,000	1,044,821
		1,801,901

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,801,901

Residential Mortgage-Backed
Securities		0.33%
Residential Funding Mortgage Securities II
Home Loan Trust,
Series 2002-HS2,
Class M1, 6.180%,
1/25/2032(6)	261,213	263,383

Total Residential Mortgage-Backed Securities
(Cost $261,933)		263,383

Total Commercial Mortgage-Backed Securities &
Residential Mortgage-Backed Securities
(Cost $1,961,933)		2,065,284

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		2.31%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,864,572	1,864,572

Total Money Market Mutual Funds
(Cost $1,864,572)		1,864,572

Total Investments
(Cost $78,587,352)	98.87%	79,760,805

Other Assets in Excess
of Liabilities	1.13%	913,091

Net Assets	100.00%	$80,673,896

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2012 (continued)

(1)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2012 these securities represented 4.73% of the Fund’s net assets.
(2)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(3)	This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	$700,000	$757,080	0.94%
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	549,755	595,315	0.74	%^
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 2/2/2012	1,818,737	1,969,140	2.44	%^
Emigrant Capital Trust II	2.942%	4/14/2034	8/11/2004	498,007	241,182	0.30%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/2014	7/29/2005	67,735	67,735	0.08%
FMG Resources August 2006 Pty Ltd.	6.875%	2/1/2018	11/30/2011	469,907	518,125	0.64	%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	1,000,000	1,044,821	1.30%
Gulfmark Offshore Inc.	6.375%	3/15/2022	9/26/2012 - 10/12/2012	1,396,404	1,386,900	1.72	%^
Indianapolis Power & Light Co.	6.300%	7/1/2013	7/30/2003	99,981	102,763	0.13	%^
Sinclair Television Group Inc.	9.250%	11/1/2017	11/15/2011 - 11/17/2011	1,070,868	1,105,000	1.37	%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	1,609,836	2,055,878	2.55%
USG Corp.	8.375%	10/15/2018	11/9/2010 - 10/25/2011	1,454,925	1,672,500	2.07	%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	7/20/2009 - 8/3/2009	773,760	888,250	1.10	%^
				$11,509,915	$12,404,689	15.38%
^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 10.21% of the Fund’s net assets as of December 31, 2012.

(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2012.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012

Shares		Market Value
NONCONVERTIBLE PREFERRED
STOCKS		0.25%
Financials		0.21%
Financial Services		0.06%
First Tennessee Bank - 144A,
3.750%(1)(2)	1,500	$1,071,563

Real Estate Investment Trusts
(REITs)		0.15%
Apartments (REITs)		0.02%
Cousins Properties Inc.,
7.500%	10,300	257,706

Warehouse-Industrial (REITs)		0.13%
CenterPoint Properties Trust,
4.760%(1)(3)	3,900	2,184,000

Total Financials
(Cost $5,591,578)		3,513,269

Utilities		0.04%
Utilities		0.04%
Southern California Edison,
4.320%(1)	7,638	770,722

Total Utilities
(Cost $763,800)		770,722

Total Nonconvertible Preferred Stocks
(Cost $6,355,378)		4,283,991

	Principal
	Amount	Market Value
CORPORATE BONDS		49.71%
Financials		14.66%
Financial Services		7.29%
BB&T Corp.:
3.200%, 3/15/2016	$8,975,000	9,557,352
6.850%, 4/30/2019	4,150,000	5,287,697
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	7,732,256
City National Corp.,
5.250%, 9/15/2020	16,475,000	18,364,238
Emigrant Capital Trust II - 144A,
2.942%,
4/14/2034(1)(2)	850,000	410,009
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,562
First Horizon National Corp.,
5.375%,
12/15/2015	12,525,000	13,700,171
FMR Corp. - 144A,
7.490%,
6/15/2019(2)	5,000,000	6,221,240

	Principal
	Amount	Market Value
KeyCorp,
5.100%, 3/24/2021	$12,075,000	$14,078,085
PNC Funding Corp.,
4.250%, 9/15/2015	14,595,000	15,916,855
The Toronto-Dominion Bank (Canada),
2.500%, 7/14/2016	12,000,000	12,631,848
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,533,433
Wachovia Corp.,
5.625%,
10/15/2016	14,250,000	16,347,657
		123,806,403

Insurance		1.00%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,426,790
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	10,832,369
Prudential Financial,
Series MTNB,
4.346%,
5/12/2015(1)	565,574	582,318
Zurich Reinsurance Inc.,
7.125%,
10/15/2023	200,000	235,165
		17,076,642
Leasing		0.35%
Aviation Capital Group Corp. - 144A,
6.750%, 4/6/2021(2)	5,725,000	5,927,264

Savings & Loans		0.23%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,272,000
2.969%,
6/16/2010**(4)	5,000,000	1,600,000
		3,872,000
Real Estate Investment Trusts
(REITs)		5.79%
Cell Tower (REITs)		0.24%
American Tower Corp.,
7.250%, 5/15/2019	3,350,000	4,111,639

Data Center (REITs)		0.65%
DuPont Fabros Technology LP,
8.500%,
12/15/2017	10,075,000	11,057,313

Diversified (REITs)		1.07%
National Retail Properties Inc.,
5.500%, 7/15/2021	825,000	940,558
Washington REIT:
4.950%, 10/1/2020	13,825,000	15,188,629
3.950%,
10/15/2022	2,025,000	2,070,995
		18,200,182

	Principal
	Amount	Market Value
Healthcare (REITs)		0.67%
Healthcare Realty Trust Inc.,
5.125%, 4/1/2014	$3,125,000	$3,270,981
Omega Healthcare Investors Inc.,
6.750%,
10/15/2022	7,430,000	8,117,275
		11,388,256

Hotels (REITs)		0.50%
Host Hotels & Resorts LP:
5.875%, 6/15/2019	2,100,000	2,299,500
6.000%, 11/1/2020	5,575,000	6,160,375
		8,459,875

Industrials (REITs)		0.52%
ProLogis LP:
7.625%, 8/15/2014	6,970,000	7,627,515
7.625%, 7/1/2017	1,100,000	1,289,238
		8,916,753

Regional Malls (REITs)		0.79%
Simon Property Group LP:
6.100%, 5/1/2016	6,025,000	6,954,537
7.375%, 6/15/2018	2,868,000	3,599,633
10.350%, 4/1/2019	2,050,000	2,933,072
		13,487,242
Shopping Centers (REITs)		0.16%
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	2,085,908
6.640%, 7/15/2026	545,000	605,105
		2,691,013
Timber (REITs)		1.19%
Plum Creek Timberland,
5.875%,
11/15/2015	2,400,000	2,665,661
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	17,475,630
		20,141,291

Total Financials
(Cost $238,031,082)		249,135,873

Industrials		29.64%
Aerospace & Defense		0.10%
BE Aerospace Inc.,
6.875%, 10/1/2020	1,550,000	1,732,125

Autos		0.78%
BMW US Capital Inc. - 144A,
5.730%,
11/1/2015(2)(3)	12,000,000	13,215,000
DPH Holdings Corp.,
6.500%,
5/1/2009**(3)(4)	1,000,000	5,000
		13,220,000

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Broadcasting		0.04%
Sinclair Television Group Inc. - 144A,
9.250%,
11/1/2017(2)	$600,000	$663,000

Building Materials		0.55%
USG Corp. - 144A,
8.375%,
10/15/2018(2)	8,400,000	9,366,000

Cable & Media		1.86%
CBS Corp.,
8.875%, 5/15/2019	11,675,000	15,755,681
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,561,761
Virgin Media/Secured Finance PLC (United
Kingdom),
5.250%, 1/15/2021	9,735,000	11,375,250
WPP Finance 2010 (United Kingdom),
3.625%, 9/7/2022	1,000,000	995,554
		31,688,246

Chemicals		0.78%
The Dow Chemical Co.,
8.550%, 5/15/2019	2,700,000	3,647,287
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	7,625,000	9,549,824
		13,197,111

Commercial Services		0.49%
Iron Mountain Inc.,
7.750%, 10/1/2019	7,425,000	8,408,813

Consumer Products		0.32%
Jarden Corp.,
6.125%,
11/15/2022	5,000,000	5,425,000

Energy-Non Utility		6.47%
Apache Corp.,
5.100%, 9/1/2040	5,550,000	6,314,812
BP Capital Markets PLC (United Kingdom),
1.846%, 5/5/2017	16,450,000	16,828,317
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,283,445
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	12,584,600
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	5,706,509
Pride International Inc.:
8.500%, 6/15/2019	2,925,000	3,861,167
6.875%, 8/15/2020	7,575,000	9,586,677
Range Resources Corp.,
5.750%, 6/1/2021	11,225,000	12,066,875

	Principal
	Amount	Market Value
Southwestern Energy Co.,
7.500%, 2/1/2018	$10,520,000	$12,901,318
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	101,917
7.000%,
10/15/2028	9,775,000	13,379,394
8.375%, 6/15/2032	2,600,000	3,740,532
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,630,489
Valero Energy Corp.,
6.125%, 6/15/2017	4,000,000	4,768,908
Weatherford International Ltd. (Switzerland),
5.150%, 3/15/2013	171,000	172,364
		109,927,324

Food & Beverages		4.17%
Anheuser-Busch Companies Inc. (Belgium),
5.050%,
10/15/2016	8,030,000	9,192,776
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	8,485,873
The Coca-Cola Co.:
3.625%, 3/15/2014	5,000,000	5,189,380
1.500%,
11/15/2015	6,000,000	6,148,224
Diageo Finance BV (Netherlands),
5.300%,
10/28/2015	9,700,000	10,894,400
Kraft Foods Group Inc.:
4.125%, 2/9/2016	2,000,000	2,180,096
5.375%, 2/10/2020	1,966,000	2,375,054
Kraft Foods Group Inc. - 144A,
5.375%,
2/10/2020(2)	2,159,000	2,594,056
PepsiCo Inc.:
3.750%, 3/1/2014	6,500,000	6,748,411
2.500%, 5/10/2016	15,000,000	15,806,610
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,201,187
		70,816,067

Healthcare		0.99%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	4,042,250
HCA Inc.,
7.875%, 2/15/2020	11,475,000	12,823,312
		16,865,562

Leisure		1.23%
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	933,000	611,115
10.000%,
12/15/2018	2,846,000	1,899,705

	Principal
	Amount	Market Value
MGM Mirage,
7.625%, 7/15/2013	$1,500,000	$1,537,500
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	11,157,240
Vail Resorts Inc.,
6.500%, 5/1/2019	5,250,000	5,676,562
		20,882,122

Machinery		0.26%
Cummins Inc.,
7.125%, 3/1/2028	3,301,000	4,479,507

Metals & Mining		0.70%
BHP Billiton Finance USA Ltd. (Australia):
5.500%, 4/1/2014	5,075,000	5,392,254
6.500%, 4/1/2019	5,025,000	6,412,131
Sweetwater Investors LLC - 144A,
5.875%, 5/15/2014(2)	137,212	135,860
		11,940,245

Other Industrials		0.52%
AmeriGas Finance LLC / AmeriGas Finance Corp.,
6.750%, 5/20/2020	7,975,000	8,792,437

Packaging & Containers		1.35%
Ball Corp.,
5.750%, 5/15/2021	15,000,000	16,312,500
Crown Americas LLC / Crown Americas
Capital Corp. III,
6.250%, 2/1/2021	6,000,000	6,607,500
		22,920,000

Paper & Forestry		0.54%
West Fraser Timber Co. Ltd. - 144A (Canada),
5.200%, 10/15/2014(2)	8,825,000	9,222,125

Pharmaceuticals		0.75%
Eszopiclone Royalty SUB LLC - 144A,
Series IV, 12.000%,
3/15/2014(2)(3)	67,735	67,735
GlaxoSmithKline Capital Inc. (United Kingdom),
5.650%, 5/15/2018	10,350,000	12,616,930
		12,684,665

Retail		3.41%
Costco Wholesale Corp.,
1.700%,
12/15/2019	17,325,000	17,455,527
Macy’s Retail Holdings Inc.,
7.450%, 7/15/2017	11,050,000	13,631,799
Sally Holdings LLC / Sally Capital Inc.,
6.875%,
11/15/2019	7,690,000	8,535,900
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	18,255,627
		57,878,853

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Technology		0.56%
International Business Machines Corp.,
2.000%, 1/5/2016	$8,000,000	$8,270,264
Science Applications International Corp.,
5.500%, 7/1/2033	1,225,000	1,207,531
		9,477,795

Telecomm & Related		2.17%
America Movil SAB de CV (Mexico),
5.000%,
10/16/2019	6,975,000	8,120,121
AT&T Inc.,
5.625%, 6/15/2016	9,600,000	11,024,688
AT&T Inc. - 144A,
4.300%,
12/15/2042(2)	3,999,000	4,020,455
Frontier Communications Corp.,
8.500%, 4/15/2020	7,400,000	8,547,000
Tuckahoe Credit Lease Trust - 144A,
9.310%,
10/20/2025(2)(3)	4,622,967	5,253,909
		36,966,173

Textiles, Apparel & Luxury Goods		0.35%
Hanesbrands Inc.,
6.375%,
12/15/2020	5,400,000	5,967,000

Transportation		1.25%
Burlington Northern Santa Fe LLC:
5.750%, 3/15/2018	7,175,000	8,687,153
4.575%, 1/15/2021(3)	981,807	1,064,662
6.150%, 5/1/2037	4,325,000	5,588,116
Canadian National Railway Co. (Canada),
6.800%, 7/15/2018	3,315,000	4,184,408
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,766,968
		21,291,307

Total Industrials
(Cost $463,782,679)		503,811,477

Utilities		5.41%
Utilities		5.41%
Calpine Corp. - 144A,
7.500%,
2/15/2021(2)	7,444,000	8,262,840
Commonwealth Edison Co.,
Series 104,
5.950%, 8/15/2016	7,375,000	8,599,995
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,957,950

	Principal
	Amount	Market Value
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	$4,285,000	$5,612,420
3.900%, 6/15/2021	4,275,000	4,802,762
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	1,055,572
Indianapolis Power & Light Co. - 144A,
6.300%, 7/1/2013(2)	400,000	411,051
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	10,652,133
Series R, 6.750%,
7/1/2037	2,850,000	3,956,305
NextEra Energy Capital Corp.:
2.600%, 9/1/2015	3,200,000	3,335,904
6.350%,
10/1/2066(1)	2,900,000	3,098,331
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,762,680
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,577,197
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,819,909
Tenaska Alabama II Partners LP - 144A,
6.125%,
3/30/2023(2)	215,469	229,416
Tenaska Virginia Partners LP - 144A,
6.119%,
3/30/2024(2)	192,576	207,607
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	13,508,667
WPD Holdings Inc. - 144A (United Kingdom),
7.250%,
12/15/2017(2)	875,000	1,038,266
		91,889,005

Total Utilities
(Cost $79,608,803)		91,889,005

Total Corporate Bonds
(Cost $781,422,564)		844,836,355

MUNICIPAL BONDS		0.41%
Washington		0.41%
Washington State Build America Bonds,
5.090%, 8/1/2033	5,900,000	7,013,212

Total Municipal Bonds
(Cost $5,900,000)		7,013,212

Principal
Amount		Market Value
ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-
BACKED SECURITIES,
RESIDENTIAL MORTGAGE-BACKED
SECURITIES & AGENCY MORTGAGE
BACKED SECURITIES		36.02%
Asset-Backed Securities		5.38%
Aircraft Lease Securitisation Ltd. - 144A,
Series 2007-1A,
Class G3, 0.468%,
5/10/2032(1)(2)	$7,580,014	$7,276,813
BMW Vehicle Owner Trust,
Series 2011-A,
Class A3, 0.760%,
9/25/2014(5)	4,500,000	4,515,489
CarMax Auto Owner Trust,
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,254,352
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	3,037,349	3,250,489
Honda Auto Receivables Owner Trust:
Series 2010-1,
Class A4, 1.980%,
3/21/2013(5)	4,687,013	4,705,555
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	8,480,000	8,518,389
Series 2012-2,
Class A4, 0.910%,
6/15/2015(5)	4,200,000	4,235,985
Hyundai Auto Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	3,805,109	3,866,486
John Deere Owner Trust:
Series 2011-A,
Class A3, 1.290%,
1/15/2016	2,984,491	3,000,264
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,651,059
Marriott Vacation Club Owner Trust - 144A:
Series 2006-2A,
Class A, 5.362%,
4/20/2014(2)(5)	91,450	91,386
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	5,074,670	5,260,504
Mercedes-Benz Auto Receivables Trust 2009-1,
Series 2009-1,
Class A3, 1.670%,
1/15/2014	181,993	182,166
Toyota Auto Receivables 2012-A Owner Trust:
Series 2012-A,
Class A3, 0.750%,
2/16/2016	10,000,000	10,046,500

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Series 2012-A,
Class A4, 0.990%,
8/15/2017	$5,000,000	$5,049,380
Chase Issuance Trust,
Series 2012-A3,
Class A3, 0.790%,
6/15/2017	11,000,000	11,075,229
World Financial Network Credit Card Master
Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,402,328

Total Asset-Backed Securities
(Cost $89,968,724)		91,382,374

Commercial Mortgage-Backed
Securities		3.20%
Adams Outdoor Advertising LP - 144A:
5.438%,
12/20/2017(2)(5)	7,844,631	8,799,307
10.756%,
12/20/2017(2)(5)	6,300,000	6,813,721
Crown Castle Towers LLC - 144A:
5.495%,
1/15/2017(2)(5)	4,500,000	5,137,200
6.113%,
1/15/2020(2)(5)	8,975,000	10,817,208
4.883%,
8/15/2020(2)(5)	5,900,000	6,662,068
GTP Towers Issuer LLC - 144A,
8.112%,
2/15/2015(2)(5)	15,000,000	15,672,315
SBA Tower Trust - 144A,
4.254%,
4/15/2015(2)(5)	550,000	578,921

Total Commercial Mortgage-Backed Securities
(Cost $49,069,631)		54,480,740

Residential Mortgage-Backed
Securities		0.89%
Banc of America Funding Corp.:
Class 2A4, 5.500%,
8/1/2035	795,049	711,450
Series 2005-4,
Class 1A4, 5.500%,
8/1/2035	376,905	315,359
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 3.108%,
8/25/2033(1)	5,883,067	5,931,867
Series 2005-2,
Class 1A12,
5.500%, 3/25/2035	282,752	277,036
Series 2005-8,
Class A14, 5.500%,
9/25/2035	806,109	594,014

	Principal
	Amount	Market Value
Bank of America Alternative Loan Trust,
Series 2005-
4, Class CB9,
5.500%, 5/25/2035	$783,255	$124,725
Bear Stearns Co.:
Series 2003-AC4,
Class A, 5.500%,
9/25/2033	6,852,604	7,109,117
Series 2003-7,
Class 4A, 4.851%,
10/25/2033(1)	37,446	38,760

Total Residential Mortgage-Backed Securities
(Cost $15,644,603)		15,102,328

Agency Mortgage-Backed
Securities		26.55%
FHLMC:
Pool #781958,
5.139%, 9/1/2034(1)	536,358	578,898
Gold Pool
#G08061, 5.500%,
6/1/2035	437,630	475,156
Gold Pool
#G08079, 5.000%,
9/1/2035	6,624,214	7,151,859
Gold Pool
#G01960, 5.000%,
12/1/2035	2,017,973	2,172,572
Gold Pool
#A41748, 5.000%,
1/1/2036	2,955,319	3,191,647
Gold Pool
#A42128, 5.500%,
1/1/2036	2,048,541	2,212,725
Gold Pool
#G02064, 5.000%,
2/1/2036	3,076,182	3,311,655
Gold Pool
#G05200, 5.000%,
5/1/2036	9,164,902	9,897,792
Gold Pool
#G02252, 5.500%,
7/1/2036	7,028,326	7,606,835
Gold Pool
#G02386, 6.000%,
11/1/2036	5,027,677	5,480,002
Pool #1G1317,
5.970%,
11/1/2036(1)	2,614,727	2,787,853
Gold Pool
#G03189, 6.500%,
9/1/2037	9,520,027	10,835,152
Pool #A86876,
5.000%, 6/1/2039	8,026,741	8,638,515
Gold Pool
#A91161, 4.500%,
2/1/2040	9,018,908	9,714,753

	Principal
	Amount	Market Value
Pool #A92533,
4.500%, 6/1/2040	$10,019,111	$10,792,125
Pool #A93505,
4.500%, 8/1/2040	13,451,228	14,489,044
Pool #A97047,
4.500%, 2/1/2041	9,875,064	10,658,572
Pool #A97620,
4.500%, 3/1/2041	18,510,255	19,978,895
Gold Pool
#Q05168, 4.000%,
12/1/2041	26,499,945	28,339,889
Gold Pool
#Q05601, 4.000%,
1/10/2042	15,124,286	16,174,395
Gold Pool
#C03789, 4.000%,
3/1/2042	15,145,612	16,197,203
FNMA:
Pool #932361,
4.000%, 1/1/2025	11,169,233	11,970,514
Pool #AC8938,
4.500%, 1/1/2025	14,087,825	15,164,515
Pool #AD4268,
4.500%, 3/1/2025	8,925,357	9,633,994
Pool #AL2840,
2.500%, 11/1/2027	16,500,000	17,271,721
Pool #725705,
5.000%, 8/1/2034	904,591	983,256
Pool #735288,
5.000%, 3/1/2035	4,989,084	5,441,729
Pool #255706,
5.500%, 5/1/2035	5,004,019	5,469,072
Pool #735897,
5.500%, 10/1/2035	3,496,695	3,821,663
Pool #836496,
5.000%, 10/1/2035	4,515,771	4,903,694
Pool #850582,
5.500%, 1/1/2036	1,676,565	1,832,378
Pool #745275,
5.000%, 2/1/2036	5,652,807	6,148,768
Pool #845471,
5.000%, 5/1/2036	803,748	861,616
Pool #888016,
5.500%, 5/1/2036	6,136,218	6,706,494
Pool #190377,
5.000%, 11/1/2036	5,059,709	5,494,358
Pool #256526,
6.000%, 12/1/2036	7,001,524	7,580,011
Pool #888405,
5.000%, 12/1/2036	1,157,317	1,256,735
Pool #907772,
6.000%, 12/1/2036	2,564,025	2,775,873
Pool #910881,
5.000%, 2/1/2037	4,096,178	4,391,095
Pool #889108,
6.000%, 2/1/2038	5,132,498	5,619,916
Pool #889579,
6.000%, 5/1/2038	9,102,993	9,971,119

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Pool #995838,
5.500%, 5/1/2039	$7,209,061	$7,835,111
Pool #AE0395,
4.500%, 10/1/2040	19,759,685	21,505,789
Pool #AE0949,
4.000%, 2/1/2041	33,161,200	35,594,270
Pool #AJ1407,
4.000%, 9/1/2041	15,010,680	16,116,726
Pool #AB6387,
3.000%, 10/1/2042	16,248,307	17,104,658
Pool #AL2625,
3.500%, 10/1/2042	15,919,492	17,120,426
Pool # MA1273,
3.500%, 12/1/2042	15,975,466	17,085,681
GNMA,
Pool #550656,
5.000%, 9/15/2035	762,911	836,254

Total Agency Mortgage-Backed Securities
(Cost $436,571,969)		451,182,973

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Residential
Mortgage-Backed Securities & Agency Mortgage
Backed Securities
(Cost $591,254,927)		612,148,415

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.01%
FNMA,
8.200%, 3/10/2016	55,000	68,387

Total U.S. Government & Agency Obligations
(Cost $53,221)		68,387

U.S. TREASURY BONDS & NOTES		12.59%
4.000%, 2/15/2014	18,500,000	19,286,250
4.250%,
11/15/2014	4,900,000	5,264,247
2.625%, 4/30/2016	30,650,000	32,876,907
3.625%, 2/15/2020	1,100,000	1,284,078
1.625%, 8/15/2022	27,500,000	27,293,750
5.375%, 2/15/2031	14,700,000	20,936,019
4.500%, 2/15/2036	16,750,000	21,968,680
4.375%, 2/15/2038	4,500,000	5,816,952
4.375%,
11/15/2039	15,000,000	19,450,785
4.750%, 2/15/2041	36,700,000	50,428,112
3.750%, 8/15/2041	8,000,000	9,371,248
		213,977,028
Total U.S. Treasury Bonds & Notes
(Cost $194,425,618)		213,977,028

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.18%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield
0.010%)	2,998,666	$2,998,666

Total Money Market Mutual Funds
(Cost $2,998,666)		2,998,666

Total Investments
(Cost $1,582,410,374)	99.17%	1,685,326,054

Other Assets in Excess
of Liabilities	0.83%	14,187,950

Net Assets	100.00%	$1,699,514,004

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2012 (continued)

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(2) This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets
Adams Outdoor Advertising LP	5.438%	12/20/2017	12/3/2010	$7,844,631	$8,799,307	0.52%
Adams Outdoor Advertising LP	10.756%	12/20/2017	12/3/2010	6,300,000	6,813,721	0.40%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3	0.468%	5/10/2032	4/26/2012	7,158,543	7,276,813	0.43	%^
AT&T Inc.	4.300%	12/15/2042	4/10/2012	3,563,114	4,020,455	0.24	%^
Aviation Capital Group Corp.	6.750%	4/6/2021	12/7/2011	5,463,054	5,927,264	0.35	%^
BMW US Capital Inc.	5.730%	11/1/2015	10/16/2007	12,000,000	13,215,000	0.78%
Calpine Corp.	7.500%	2/15/2021	10/18/2010 - 10/19/2010	7,454,969	8,262,840	0.49	%^
Crown Castle Towers LLC	5.495%	1/15/2017	1/8/2010	4,500,000	5,137,200	0.30	%^
Crown Castle Towers LLC	6.113%	1/15/2020	1/8/2010	8,975,000	10,817,208	0.64	%^
Crown Castle Towers LLC	4.883%	8/15/2020	7/29/2010	5,900,000	6,662,068	0.39	%^
Emigrant Capital Trust II	2.942%	4/14/2034	8/11/2004	846,612	410,009	0.02%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/2014	7/29/2005	67,735	67,735	0.01%
First Tennessee Bank	3.750%	–	3/16/2005	1,500,000	1,071,563	0.06%
FMR Corp.	7.490%	6/15/2019	3/6/2007	5,554,407	6,221,240	0.37	%^
GTP Towers Issuer LLC	8.112%	2/15/2015	2/11/2010	15,000,000	15,672,315	0.92%
Indianapolis Power & Light Co.	6.300%	7/1/2013	7/30/2003 - 2/6/2006	400,205	411,051	0.02	%^
Kraft Foods Group Inc.	5.375%	2/10/2020	2/4/2010	2,145,410	2,594,056	0.15	%^
Marriott Vacation Club Owner Trust, Series 2006-2A, Class A	5.362%	4/20/2014	10/31/2006	91,449	91,386	0.01	%^
Marriott Vacation Club Owner Trust, Series 2010-1A, Class A	3.540%	12/20/2032	11/5/2010	5,074,136	5,260,504	0.31	%^
SBA Towers Trust	4.254%	4/15/2015	4/8/2010	550,000	578,921	0.03	%^
Sinclair Television Group Inc.	9.250%	11/1/2017	11/17/2011	643,035	663,000	0.04	%^
Sweetwater Investors LLC	5.875%	5/15/2014	5/31/2005 - 12/15/2005	137,486	135,860	0.01%
Tenaska Alabama II Partners LP	6.125%	3/30/2023	10/9/2003 - 9/4/2009	217,255	229,416	0.01	%^
Tenaska Virginia Partners LP	6.119%	3/30/2024	4/29/2004 - 1/19/2005	192,500	207,607	0.01	%^
Tuckahoe Credit Lease Trust	9.310%	10/20/2025	12/11/2009	4,114,025	5,253,909	0.31%
USG Corp.	8.375%	10/15/2018	11/8/2010 -11/9/2010	8,484,650	9,366,000	0.55	%^
West Fraser Timber Co. Ltd.	5.200%	10/15/2014	6/12/2006 - 8/3/2009	8,388,524	9,222,125	0.54	%^
WPD Holdings Inc.	7.250%	12/15/2017	10/15/2003 - 6/30/2006	862,495	1,038,266	0.06	%^
				$123,429,235	$135,426,839	7.97%

^	144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 4.94% of the Fund’s net assets as of December 31, 2012.

(3)	This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2012 these securities represented 1.28% of the Fund’s net assets.
(4)	Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.
(5)	The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2012

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		13.39%
Auraria Higher Education Center,
6.000%, 5/1/2024,
Optional 5/1/2019 @
100.00	$499,000	$576,420
City of Aurora:
5.000%, 12/1/2026,
Optional 12/1/2019
@ 100.00	1,000,000	1,163,200
5.000%, 12/1/2030,
Optional 12/1/2019
@ 100.00	675,000	774,063
Colorado State Higher Education Capital
Construction Lease Purchase Program:
5.250%, 11/1/2023,
Optional 11/1/2018
@ 100.00	1,000,000	1,198,520
5.000%, 11/1/2025	1,000,000	1,199,760
Colorado State, University of Colorado at
Denver Health Sciences Center Fitzsimons
Academic:
5.000%, 11/1/2018,
Prerefunded
11/1/2015 @ 100.00,
NATL-RE	700,000	789,089
Series A, 4.500%,
11/1/2022	550,000	643,714
Denver City & County, Denver Botanic Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	625,000	725,175
Douglas & Elbert Counties School District Re-1:
5.000%, 1/15/2025,
Optional 1/15/2019
@ 100.00	1,000,000	1,139,140
5.000%, 1/15/2029,
Optional 1/15/2023
@ 100.00	705,000	836,426
Eagle County, Justice Center Project,
5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	582,240
El Paso County School District No. 49 Falcon,
5.000%, 12/15/2028,
Optional 12/15/17 @
100.00	800,000	888,976
Fort Collins Co.,
5.375%, 6/1/2023,
Optional 6/1/2014 @
100.00, AMBAC	1,000,000	1,070,820
Garfield County Public Library District,
5.000%, 12/1/2024,
Optional 12/1/2019
@ 100.00	675,000	739,672
Pueblo Co., Police Complex Project,
5.500%, 8/15/2018,
AGM	500,000	596,585

Principal
Amount		Market Value

Regional Transportation District:
4.500%, 6/1/2019,
Optional 6/1/2015 @
100.00, AMBAC	$620,000	$661,242
5.000%, 6/1/2020	1,200,000	1,415,928
5.000%, 12/1/2022,
Optional 12/1/2017
@ 100.00, AMBAC	1,000,000	1,115,760
State of Colorado, Building Excellent Schools
Today:
5.000%, 3/15/2024,
Optional 3/15/2021
@ 100.00	1,000,000	1,189,940
4.000%, 3/15/2025,
Optional 3/15/2022
@ 100.00	1,000,000	1,109,520
4.000%, 3/15/2027,
Optional 3/15/2022
@ 100.00	1,000,000	1,085,680
University of Colorado,
5.000%, 6/1/2023,
Prerefunded
6/1/2013 @ 100.00	150,000	152,880

Total Certificates of
Participation
(Cost $18,468,968)		19,654,750

GENERAL OBLIGATION BONDS		39.28%
County-City-Special District-School
District		39.28%
Adams & Arapahoe Counties Joint School District
No. 28J:
5.000%, 12/1/2026,
Optional 12/1/2022
@ 100.00	1,500,000	1,846,530
6.250%, 12/1/2026,
Prerefunded
12/1/2018 @ 100.00	1,250,000	1,626,412
5.000%, 12/1/2028,
Optional 12/1/2022
@ 100.00	500,000	609,585
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, Optional
12/15/2016 @ 67.784,
FGIC	2,385,000	1,496,277
Arapahoe County School District No. 1 Englewood:
5.000%, 12/1/2028,
Optional 12/1/2021
@ 100.00	975,000	1,178,083
5.000%, 12/1/2029,
Optional 12/1/2021
@ 100.00	2,440,000	2,935,198
Arapahoe County School District No. 5 Cherry
Creek,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	1,000,000	1,190,890

Principal
Amount		Market Value
Boulder Larimer & Weld Counties St. Vrain Valley
School District Re-1J,
5.000%, 12/15/2026,
Optional 12/15/2016
@ 100.00	$1,000,000	$1,137,770
City & County of Denver Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018 @
100.00	750,000	881,107
Denver City & County School District No. 1:
5.000%, 12/1/2018	1,000,000	1,218,660
5.500%, 12/1/2022,
FGIC	500,000	655,005
5.250%, 12/1/2025,
Optional 6/1/2019 @
100.00	2,500,000	3,028,200
4.000%, 12/1/2028,
Optional 12/1/2021
@ 100.00	650,000	722,481
Douglas & Elbert Counties School District Re-1:
5.000%, 12/15/2017,
Optional 12/15/2014
@ 100.00, AGM	1,325,000	1,433,107
zero coupon,
12/15/2022	1,660,000	1,296,510
5.000%, 12/15/2023,
Prerefunded
12/15/2017 @ 100.00	1,250,000	1,500,112
Eagle River Water & Sanitation District:
4.000%, 12/1/2025,
Optional 12/1/2022
@ 100.00	390,000	448,438
4.000%, 12/1/2027,
Optional 12/1/2022
@ 100.00	1,005,000	1,143,177
Eagle, Garfield & Routt Counties School District
Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016
@ 100.00, AGM	2,500,000	2,841,100
El Paso County School District No. 20:
zero coupon,
12/15/2013, AGM	500,000	494,460
4.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	500,000	572,290
Garfield County, Garfield School District Re-2:
4.000%, 12/1/2024,
Optional 12/1/2022
@ 100.00	1,000,000	1,142,230
5.000%, 12/1/2024,
Prerefunded
12/1/2016 @ 100.00,
AGM	800,000	933,400
4.750%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	1,000,000	1,102,870
5.000%, 12/1/2027,
Optional 12/1/2016
@ 100.00, AGM	250,000	291,687

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Garfield, Pitkin & Eagle Counties Roaring Fork
School District Re-1:
5.000%, 12/15/2020,
Prerefunded
12/15/2014 @ 100.00,
AGM	$500,000	$544,975
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	1,500,000	1,824,450
5.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	1,500,000	1,828,515
Grand County School District No. 2 East Grand,
4.000%, 12/1/2023,
Optional 12/1/2021
@ 100.00	585,000	676,927
Gunnison Watershed School District Re-1J:
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	1,000,000	1,203,100
5.000%, 12/1/2028,
Optional 12/1/2018
@ 100.00, AGM	1,200,000	1,415,772
Ignacio School District No. 11JT:
5.250%, 12/1/2024,
Optional 12/15/2021
@ 100.00	500,000	621,375
5.000%, 12/1/2029,
Optional 12/15/2021
@ 100.00	1,000,000	1,198,520
Jefferson County School District R-1:
5.250%, 12/15/2024	1,500,000	1,963,605
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, AGM	500,000	589,055
La Plata County School District No. 9-R Durango:
5.000%, 11/1/2022,
Optional 11/1/2021
@ 100.00	1,500,000	1,865,100
4.500%, 11/1/2023,
Optional 11/1/2021
@ 100.00	1,000,000	1,182,670
5.000%, 11/1/2024,
Optional 11/1/2021
@ 100.00	1,000,000	1,225,250
Larimer County School District No R-1 Poudre,
4.000%, 12/15/2025,
Optional 12/15/2022
@ 100.00	1,000,000	1,136,090
Lincoln Park, Metropolitan District,
5.625%, 12/1/2020,
Optional 12/1/2017
@ 100.00	250,000	264,508
Logan County School District Re-1 Valley-Sterling:
4.000%, 12/15/2022,
Optional 12/15/2021
@ 100.00	320,000	372,762
4.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	440,000	507,478
4.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	175,000	200,762

	Principal
	Amount	Market Value
Mesa County Valley School District No. 51 Grand
Junction,
5.000%, 12/1/2024,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	$1,000,000	$1,088,160
Moffat County School District Re-1 Craig,
5.250%, 12/1/2026,
Optional 12/1/2017
@ 100.00, AGM	1,030,000	1,174,355
Pitkin County School District No. 001, Aspen,
5.375%, 12/1/2026,
Optional 12/1/2019
@ 100.00	225,000	272,635
Pueblo County School District No. 60:
5.000%, 12/15/2021	750,000	941,168
5.000%, 12/15/2022	500,000	630,575
Rio Blanco County School District Re-1 Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	675,838
Summit County, Summit County School District
Re-1:
5.000%, 12/1/2023,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE-FGIC	200,000	217,632
4.000%, 12/1/2024,
Optional 12/1/2021
@ 100.00	1,020,000	1,156,303
West Metro Fire Protection District,
5.250%, 12/1/2026,
Optional 12/1/2016
@ 100.00	1,015,000	1,166,448

Total General Obligation Bonds
(Cost $54,075,772)		57,669,607

REVENUE BONDS		43.74%
Airports		1.55%
City & County of Denver Airport Series A Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,107,550
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	1,000,000	1,166,260
		2,273,810

General		4.06%
Boulder County Open Space Capital Improvement
Trust Fund:
5.000%, 1/1/2024,
Prerefunded
1/1/2015 @ 100.00,
AGM	1,645,000	1,794,267
Series B, 5.250%,
7/15/2024, Optional
7/15/2021 @ 100.00	1,000,000	1,229,050
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	1,000,000	1,152,270

	Principal
	Amount	Market Value
Grand Junction,
5.000%, 3/1/2022,
Optional 9/1/2021 @
100.00	$500,000	$617,355
Regional Transportation District, Colorado Sales
Tax Revenue, Series A,
5.000%, 11/1/2027,
Optional 11/1/2016
@ 100.00, AMBAC	500,000	566,200
Town of Castle Rock Sales and Use Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018 @
100.00, AGM	500,000	603,170
		5,962,312
Higher Education		7.08%
Colorado Educational & Cultural Facilities
Authority:
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015 @
100.00, NATL-RE	500,000	541,880
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	300,000	322,857
Colorado School of Mines,
5.000%, 12/1/2028,
Optional 12/1/2022
@ 100.00	350,000	414,883
Colorado State Board of Governors University -
Enterprise Revenue Bonds:
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	564,260
5.250%, 3/1/2024,
Optional 3/1/2017 @
100.00	75,000	84,262
5.250%, 3/1/2024,
Prerefunded
3/1/2017 @ 100.00	425,000	502,771
5.000%, 3/1/2026,
Optional 3/1/2022 @
100.00	1,000,000	1,206,200
5.000%, 3/1/2029,
Optional 3/1/2022 @
100.00	1,500,000	1,791,660
Colorado State College Board of Trustees,
Auxiliary Facilities System -
Enterprise Revenue Bonds,
5.000%, 5/15/2022,
Prerefunded
5/15/2013 @ 100.00,
NATL-RE	660,000	667,775
Mesa State College, Auxiliary Facility Enterprise
Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00	250,000	308,053

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
University of Colorado Enterprise Systems
Revenue:
5.000%, 6/1/2024,
Prerefunded
6/1/2013 @ 100.00,
FGIC	$150,000	$152,911
5.000%, 6/1/2026,
Prerefunded
6/1/2015 @ 100.00	750,000	831,458
Series A-1, 5.000%,
6/1/2028, Optional
6/1/2022 @ 100.00	1,500,000	1,807,050
Series A-1, 5.000%,
6/1/2029, Optional
6/1/2022 @ 100.00	1,000,000	1,199,140
		10,395,160

Medical		12.45%
Aspen Valley Hospital District:
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	636,384
5.000%, 10/15/2030,
Optional 10/15/2022
@ 100.00	1,000,000	1,096,350
Aurora Colorado Hospital Revenue, Children’s
Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018
@ 100.00, AGM	1,000,000	1,118,730
Colorado Health Facilities Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	403,957
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	1,000,000	1,100,270
Colorado Health Facilities Authority Revenue,
Catholic Health Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021 @
100.00	500,000	590,480
5.250%, 7/1/2024,
Optional 7/1/2019 @
100.00	1,000,000	1,169,070
4.750%, 9/1/2025,
Optional 5/1/2018 @
100.00	660,000	728,389
Colorado Health Facilities Authority Revenue,
Covenant Retirement Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	500,000	519,625
Colorado Health Facilities Authority Revenue,
Craig Hospital Project,
5.000%, 12/1/2024,
Optional 12/1/2022
@ 100.00	1,000,000	1,156,380

	Principal
	Amount	Market Value
Colorado Health Facilities Authority Revenue,
Evangelical Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016 @
100.00	$750,000	$838,057
5.250%, 6/1/2020,
Optional 6/1/2016 @
100.00	500,000	558,000
5.250%, 6/1/2023,
Optional 6/1/2016 @
100.00	400,000	442,756
Colorado Health Facilities Authority Revenue,
Park View Medical Center:
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	487,813
5.000%, 9/1/2025,
Optional 9/1/2017 @
100.00	450,000	497,912
Colorado Health Facilities Authority Revenue,
Sisters Leavenworth, Series B,
5.000%, 1/1/2023,
Optional 1/1/2020 @
100.00	1,000,000	1,156,680
Colorado Health Facilities Authority Revenue, Vail
Valley Medical Center:
5.000%, 1/15/2020,
Prerefunded
1/15/2015 @ 100.00	700,000	764,008
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	240,000	252,341
Colorado Health Facilities Authority Revenue,
Valley View Hospital Association,
5.000%, 5/15/2027,
Optional 5/15/2017
@ 100.00	250,000	262,872
Colorado Health Facilities Authority Revenue,
Yampa Valley Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	850,000	901,714
Colorado Health Facilities Authority, Poudre Valley
Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015 @
100.00	700,000	736,526
Denver Health & Hospital Authority:
5.000%, 12/1/2018,
Optional 12/1/2016
@ 100.00	550,000	611,507
5.000%, 12/1/2020,
Optional 12/1/2016
@ 100.00	500,000	545,285
University of Colorado Hospital Authority:
5.000%, 11/15/2023,
Optional 11/15/2022
@ 100.00	450,000	531,396
5.000%, 11/15/2027,
Optional 11/15/2022
@ 100.00	1,000,000	1,168,710
		18,275,212

Principal
Amount		Market Value
Multi-Family Housing		0.23%
Colorado Housing & Finance Authority,
3.900%, 10/1/2032,
Mandatory Sinking
Fund, 2023 - 2032
@ 100.00, Optional
10/1/2022 @ 100.00	$335,000	$341,248

Special Tax		4.62%
Aurora Colorado Golf Course Enterprise:
4.125%, 12/1/2013	110,000	111,197
4.250%, 12/1/2014	125,000	127,176
4.375%, 12/1/2015	125,000	126,992
Colorado Educational & Cultural Facilities
Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013 @
100.00	390,000	423,088
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	187,187
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	250,000	257,885
Bromley East Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	519,665
Cherry Creek Academy,
4.000%, 4/1/2022,
Mandatory Sinking
Fund 4/1/2016 @
100.00	250,000	260,590
Kent Denver School,
5.000%, 10/1/2019	115,000	131,810
Denver City & County Golf Enterprise:
4.600%, 9/1/2015	185,000	190,210
5.000%, 9/1/2018,
Optional 9/1/2016 @
100.00	350,000	362,869
5.000%, 9/1/2019,
Optional 9/1/2016 @
100.00	500,000	517,180
Grand Junction Leasing Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	428,918
5.000%, 6/15/2023,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	426,602
Northwest Parkway Public Highway Authority
Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,125,024

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2012 (continued)

	Principal
	Amount	Market Value
Superior Open Space Sales & Use Tax:
4.625%, 6/1/2015	$100,000	$105,054
4.750%, 6/1/2017,
Optional 6/1/2016 @
100.00	325,000	345,241
5.000%, 6/1/2026,
Optional 6/1/2016 @
100.00	1,085,000	1,134,346
		6,781,034

Transportation		0.88%
Colorado Department of Transportation:
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @100.00,
NATL-RE FGIC	975,000	1,062,701
5.000%, 12/15/2016,
Optional 12/15/2014
@ 100.00, NATL-RE
FGIC	205,000	222,310
		1,285,011

Utilities		12.87%
Brighton Colorado Water Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	1,515,000	1,748,704
City of Colorado Springs Co. Utilities System
Revenue,
4.000%, 11/15/2030,
Optional 11/15/2022
@ 100.00	2,125,000	2,341,474
Colorado Springs Colorado Utilities Revenue,
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00	1,000,000	1,203,800
Colorado Water Resources & Power Development
Authority:
5.000%, 9/1/2022,
Optional 9/1/2014 @
100.00	5,000	5,390
5.000%, 9/1/2022,
Optional 9/1/2014 @
100.00	645,000	689,202
Colorado Water Resources & Power Development
Authority, Drinking Water,
5.000%, 9/1/2017,
Optional 2/15/2013
@ 100.00	500,000	501,600
Colorado Water Resources & Power Development
Authority, East Cherry Creek Valley Water &
Sanitation District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,508,466
Colorado Water Resources & Power Development
Authority, Parker Water & Sanitation District,
5.000%, 9/1/2026,
Optional 9/1/2014 @
100.00, NATL-RE	500,000	538,150

	Principal
	Amount	Market Value
Colorado Water Resources & Power Development
Authority, Steamboat Springs Utility
Enterprise Project,
5.000%, 8/1/2031,
Optional 8/1/2021 @
100.00	$625,000	$722,969
Colorado Water Resources & Power Development
Authority, Waste Water Revolving Fund,
5.500%, 9/1/2019	500,000	633,885
Denver City & County Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,800,493
Eagle River Water & Sanitation District,
5.000%, 12/1/2027,
Optional 12/1/2022
@ 100.00	200,000	238,410
Fort Collins Colorado Waste Water Utility
Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,000,000	1,144,180
5.000%, 12/1/2027,
Optional 12/1/2018
@ 100.00	465,000	530,393
Golden Colorado Water & Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	150,000	153,859
Parker Co., Water & Sanitation District Enterprise
Revenue,
5.000%, 11/1/2026,
Optional 5/1/2022 @
100.00	400,000	479,392
Platte River Power Authority, Series HH:
5.000%, 6/1/2022,
Optional 6/1/2019 @
100.00	485,000	584,066
5.000%, 6/1/2027,
Optional 6/1/2019 @
100.00	2,000,000	2,361,800
5.000%, 6/1/2028,
Optional 6/1/2019 @
100.00	1,000,000	1,176,950
Thornton Colorado Water Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, NATL-RE	500,000	537,805
		18,900,988

Total Revenue Bonds
(Cost $60,471,729)		64,214,775

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.67%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	1,594,812	$1,594,812
Fidelity Institutional
Money Market Tax
Exempt - Class I
(7 Day Yield 0.010%)	3,803,677	3,803,677

Total Money Market Mutual Funds
(Cost $5,398,489)		5,398,489

Total Investments
(Cost $138,414,958)	100.08%	146,937,621

Liabilities in Excess of
Other Assets	(0.08%)	(117,574)

Net Assets	100.00%	$146,820,047

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different form another. Investment classifications are unaudited.

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MBIA-RE	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.
MTNB	Medium Term Notes Bond.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
Pty Ltd.	Proprietary Limited Company.
NA	National Association.
NATL-RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
REIT(s)	Real Estate Investment Trust.
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anonima Bursatil de Capital Variable is a Spanish Variable Capital Company.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

WESTCORE FUNDS AS OF DECEMBER 31, 2012

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund
Assets
Investments at value (cost - see below)	$72,892,458	$108,578,437	$177,778,348	$61,903,092	$40,341,992	$17,886,597
Foreign cash at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	0	2,220,105	0	0	483,544
Dividends and interest receivable	14,756	17,069	47	53,043	50,643	5,638
Receivable for fund shares subscribed	174,303	4,519	126,115	19,765	5,301	1,126
Investment for trustee deferred compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Receivable due from adviser	0	0	0	0	0	0
Prepaid and other assets	14,194	15,519	18,238	9,265	11,137	12,997
Total Assets	73,120,672	108,961,320	180,150,640	62,024,676	40,413,476	18,424,696

Liabilities
Payable for investment securities purchased	1,779,563	760,311	0	0	0	0
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	153,122	42,066	1,410,284	67,928	9,164	14,165
Payable for investment advisory fee	37,869	57,209	102,060	38,924	27,930	13,325
Payable for administration fee	8,588	12,847	22,132	7,746	4,914	2,407
Payable for shareholder servicing reimbursements	9,172	6,938	23,552	3,066	5,502	2,298
Payable for trustee fee	1,542	2,410	4,692	1,460	1,212	2,230
Payable for trustee deferred compensation plan	24,961	345,776	7,787	39,511	4,403	34,794
Payable for chief compliance officer fee	474	863	3,413	465	284	259
Payable for transfer agent fee	2,157	5,070	13,398	11,686	1,635	2,204
Payable for audit fee	17,195	17,195	15,074	17,195	15,074	16,134
Payable for printing fee	2,628	1,455	36,564	4,284	1,332	515
Payable for custody fee	1,445	2,648	6,661	1,191	896	873
Other payables	3,990	4,165	1,550	4,420	459	4,158
Total Liabilities	2,042,706	1,258,953	1,647,167	197,876	72,805	93,362
Net Assets	$71,077,966	$107,702,367	$178,503,473	$61,826,800	$40,340,671	$18,331,334

Net Assets Consist of:
Paid-in capital	$58,502,063	$95,368,696	$310,913,997	$47,900,128	$41,771,987	$14,454,853
(Over)/Undistributed net investment income	(34,834)	(258,248)	(28,125)	20,790	(10,198)	(23,873)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	(840,204)	636,100	(144,684,611)	412,556	(8,229,190)	26,357
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies	13,450,941	11,955,819	12,302,212	13,493,326	6,808,072	3,873,997
Net Assets	$71,077,966	$107,702,367	$178,503,473	$61,826,800	$40,340,671	$18,331,334

Net Assets:
Retail Class	$66,513,861	$74,220,571	$178,503,473	$55,214,613	$40,340,671	$16,117,826
Institutional Class	4,564,105	33,481,796	N/A	6,612,187	N/A	2,213,508
Shares of Beneficial Interest Outstanding:
Retail Class	4,725,848	12,143,412	10,752,541	4,602,659	2,005,906	596,389
Institutional Class	322,857	5,432,422	N/A	553,059	N/A	81,238
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$14.07	$6.11	$16.60	$12.00	$20.11	$27.03
Institutional Class	14.14	6.16	N/A	11.96	N/A	27.25

Cost of Investments	$59,441,517	$96,622,618	$165,476,136	$48,409,766	$33,533,920	$14,012,600
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS AS OF DECEMBER 31, 2012

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$316,544,232	$3,003,117	$330,794,278	$79,760,805	$1,685,326,054	$146,937,621
Foreign cash at value (cost - see below)	0	0	731,986	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	765,401	0	0	0
Receivable for investment securities sold	0	0	192,785	0	0	0
Dividends and interest receivable	323,923	1,561	322,681	1,032,679	14,148,163	876,119
Receivable for fund shares subscribed	919,913	1,716	1,048,935	2,559	1,912,492	267,843
Investment for trustee deferred compensation plan	1,290	0	6,925	23,256	54,006	25,258
Receivable due from adviser	0	2,445	0	0	0	0
Prepaid and other assets	25,659	9,273	26,534	14,494	52,474	5,262
Total Assets	317,815,017	3,018,112	333,889,525	80,833,793	1,701,493,189	148,112,103

Liabilities
Payable for investment securities purchased	2,240,869	11,354	4,495,670	0	0	1,092,070
Unrealized loss on forward foreign currency contracts	0	0	940,834	0	0	0
Payable for fund shares redeemed	1,279,865	0	274,872	47,165	1,049,287	74,912
Payable for investment advisory fee	264,015	0	202,078	24,365	265,846	31,737
Payable for administration fee	37,153	1,000	34,843	11,352	206,419	20,072
Payable for shareholder servicing reimbursements	27,115	327	38,251	11,093	203,599	18,438
Payable for trustee fee	6,816	56	5,787	1,161	38,896	2,388
Payable for trustee deferred compensation plan	1,290	0	6,925	23,256	54,006	25,258
Payable for chief compliance officer fee	2,042	14	1,273	626	11,213	841
Payable for transfer agent fee	3,989	1,340	7,812	2,838	22,342	1,856
Payable for audit fee	17,195	14,013	15,604	24,599	30,964	19,317
Payable for printing fee	14,657	219	17,835	7,710	69,296	3,309
Payable for custody fee	5,102	2,254	21,908	1,502	23,865	1,858
Other payables	3,956	1,100	466	4,230	3,452	0
Total Liabilities	3,904,064	31,677	6,064,158	159,897	1,979,185	1,292,056
Net Assets	$313,910,953	$2,986,435	$327,825,367	$80,673,896	$1,699,514,004	$146,820,047

Net Assets Consist of:
Paid-in capital	$272,095,218	$2,570,174	$296,057,773	$121,025,907	$1,595,484,620	$139,343,365
(Over)/Undistributed net investment income	16,325	(850)	(2,985,238)	(41,046)	(104,329)	(20,435)
Accumulated net realized gain/(loss) on investments
and foreign currency transactions	(2,456,943)	(13,103)	(14,512,427)	(41,484,418)	1,218,033	(1,025,546)
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies	44,256,353	430,214	49,265,259	1,173,453	102,915,680	8,522,663
Net Assets	$313,910,953	$2,986,435	$327,825,367	$80,673,896	$1,699,514,004	$146,820,047

Net Assets:
Retail Class	$189,858,494	$2,986,435	$327,825,367	$74,206,321	$1,457,799,571	$146,820,047
Institutional Class	124,052,459	N/A	N/A	6,467,575	241,714,433	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	15,013,265	241,759	18,270,115	8,302,630	129,733,018	12,433,018
Institutional Class	9,812,504	N/A	N/A	733,516	21,752,658	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$12.65	$12.35	$17.94	$8.94	$11.24	$11.81
Institutional Class	12.64	N/A	N/A	8.82	11.11	N/A

Cost of Investments	$272,287,879	$2,572,903	$281,351,620	$78,587,352	$1,582,410,374	$138,414,958
Cost of Foreign Currency Held	$0	$0	$734,672	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2012

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund
Investment Income
Dividends, net of foreign taxes*	$999,638	$1,165,992	$2,607,633	$1,554,557	$911,218	$480,177
Interest	0	0	0	0	0	0
Other Income	0	0	0	0	0	0
Total Income	999,638	1,165,992	2,607,633	1,554,557	911,218	480,177

Expenses
Investment advisory fee	448,682	814,756	3,011,503	442,880	308,829	415,700
Administrative fee	104,175	183,968	689,495	102,937	60,222	64,443
Shareholder servicing reimbursement -
Retail Class	96,817	93,344	665,116	35,442	60,548	48,219
Transfer agent fees	24,617	49,348	139,869	110,408	18,960	24,152
Fund accounting fees and expenses	16,913	19,458	49,203	16,151	13,925	18,718
Legal fees	1,700	3,235	12,721	237	1,045	1,224
Printing fees	8,599	12,904	94,914	13,056	4,757	3,402
Registration fees	32,211	33,683	37,250	20,923	18,215	30,421
Audit and tax preparation fees	17,073	17,120	14,921	17,073	15,024	16,064
Custodian fees	7,248	13,160	32,275	4,447	3,156	3,867
Insurance	1,654	3,470	18,519	1,984	1,074	1,130
Trustee fees and expenses	6,120	11,165	37,724	6,237	4,118	5,131
Chief compliance officer fee	2,188	4,017	15,466	2,173	1,315	1,355
Other	10,630	13,015	97,922	17,176	6,134	7,589
Total expenses before waivers	778,627	1,272,643	4,916,898	791,124	517,322	641,415
Expenses waived by:
Investment adviser
Retail Class	0	0	0	(13,801)	(2,389)	(77,395)
Institutional Class	(22,087)	(21,583)	N/A	(10,796)	N/A	(26,432)
Administrator
Retail Class	0	0	0	(405)	(218)	(885)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	756,540	1,251,060	4,916,898	766,122	514,715	536,703
Net Investment Income/(Loss)	243,098	(85,068)	(2,309,265)	788,435	396,503	(56,526)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	11,100,245	2,042,823	(63,537,082)	4,477,951	3,130,864	6,158,423
Net change in unrealized appreciation/
(depreciation) on investments	(1,358,593)	4,529,984	12,445,599	3,364,175	1,340,075	(2,362,153)
Net Realized And Unrealized Gain/(Loss)	9,741,652	6,572,807	(51,091,483)	7,842,126	4,470,939	3,796,270
Net Increase/(Decrease) in Net Assets Resulting
from Operations	$9,984,750	$6,487,739	$(53,400,748)	$8,630,561	$4,867,442	$3,739,744

*Foreign tax withholdings	$2,354	$562	$0	$10,514	$1,117	$532

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2012

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$6,792,055	$61,053	$7,838,407	$480,976	$307,159	$412
Interest	0	0	0	5,554,320	69,652,004	4,995,257
Other Income	0	0	0	222,666	693,467	0
Total Income	6,792,055	61,053	7,838,407	6,257,962	70,652,630	4,995,669

Expenses
Investment advisory fee	3,111,857	27,294	2,527,373	430,579	6,482,863	570,331
Administrative fee	454,251	7,305	304,426	143,086	2,473,305	192,678
Shareholder servicing reimbursement -
Retail Class	325,970	3,671	321,394	127,076	2,262,361	183,428
Transfer agent fees	39,167	16,173	55,891	29,168	197,177	20,639
Fund accounting fees and expenses	33,659	23,363	21,992	22,639	143,086	34,911
Legal fees	7,968	71	5,181	2,447	43,271	3,345
Printing fees	41,097	1,180	49,485	21,993	198,683	12,004
Registration fees	38,983	19,352	37,014	32,861	66,076	4,096
Audit and tax preparation fees	17,098	14,361	15,468	26,368	29,804	19,886
Custodian fees	19,517	10,572	65,643	6,258	94,847	7,351
Insurance	7,438	42	3,736	1,664	38,623	2,633
Trustee fees and expenses	28,436	256	21,921	8,720	164,351	12,299
Chief compliance officer fee	9,736	82	6,335	3,047	53,627	4,134
Other	29,987	4,711	43,938	17,671	135,943	7,841
Total expenses before waivers	4,165,164	128,433	3,479,797	873,577	12,384,017	1,075,576
Expenses waived by:
Investment adviser
Retail Class	(178,165)	(91,919)	(318,495)	(41,855)	(2,897,381)	(209,572)
Institutional Class	(111,260)	N/A	N/A	(22,962)	(425,854)	N/A
Administrator
Retail Class	(2,120)	(1,032)	(2,085)	(804)	(69,201)	(5,496)
Institutional Class	0	N/A	N/A	0	0	N/A
Net Expenses	3,873,619	35,482	3,159,217	807,956	8,991,581	860,508
Net Investment Income	2,918,436	25,571	4,679,190	5,450,006	61,661,049	4,135,161

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	18,043,495	115,659	(5,207,128)	(2,535,581)	2,283,329	28,125
Net realized loss on foreign currency transactions	0	0	(3,712,446)	0	0	0
Net change in unrealized appreciation
on investments	7,417,075	223,854	47,316,798	6,502,936	29,344,199	2,783,282
Net change in unrealized appreciation on
translation of assets and liabilities denominated
in foreign currencies	0	0	417,953	0	0	0
Net Realized And Unrealized Gain	25,460,570	339,513	38,815,177	3,967,355	31,627,528	2,811,407
Net Increase in Net Assets Resulting
from Operations	$28,379,006	$365,084	$43,494,367	$9,417,361	$93,288,577	$6,946,568

*Foreign tax withholdings	$0	$875	$463,302	$0	$0	$0

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$243,098	$(179,734)	$(85,068)	$(318,337)	$(2,309,265)	$(2,739,231)
Net realized gain/(loss)	11,100,245	18,413,891	2,042,823	19,868,579	(63,537,082)	(80,970,008)
Change in unrealized net appreciation or (depreciation)	(1,358,593)	(16,827,055)	4,529,984	(31,100,226)	12,445,599	(52,626,326)
Net increase/(decrease) in net assets resulting
from operations	9,984,750	1,407,102	6,487,739	(11,549,984)	(53,400,748)	(136,335,565)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(232,436)	0	0	0	0	0
Institutional Class	(17,566)	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	(1,029,689)	0	(760,840)	(5,891,648)	0	(4,503,597)
Institutional Class	(70,313)	0	(339,147)	(2,315,777)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(1,350,004)	0	(1,099,987)	(8,207,425)	0	(4,503,597)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	19,056,400	19,424,275	6,090,254	31,551,259	86,638,341	749,733,215
Institutional Class	2,414,976	6,247,263	1,304,843	2,485,681	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,234,215	0	749,043	5,631,877	0	4,326,560
Institutional Class	80,896	0	339,147	2,315,777	N/A	N/A
Cost of shares redeemed
Retail Class	(20,480,651)	(70,157,197)	(33,350,636)	(30,000,928)	(535,966,630)	(324,510,682)
Institutional Class	(7,814,917)	(945,897)	(7,976,072)	(3,285,283)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(5,509,081)	(45,431,556)	(32,843,421)	8,698,383	(449,328,289)	429,549,093
Redemption Fees	4,046	7,982	602	25,155	32,235	316,754
Net Increase/(Decrease) in Net Assets	3,129,711	(44,016,472)	(27,455,067)	(11,033,871)	(502,696,802)	289,026,685

Net Assets:
Beginning of year	67,948,255	111,964,727	135,157,434	146,191,305	681,200,275	392,173,590
End of year*	$71,077,966	$67,948,255	$107,702,367	$135,157,434	$178,503,473	$681,200,275
*Including overdistributed net investment
income of:	$(34,834)	$(33,868)	$(258,248)	$(293,186)	$(28,125)	$(19,448)

See Notes to Financial Statements.

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$788,435	$877,509	$396,503	$372,255	$(56,526)	$(158,695)
Net realized gain	4,477,951	7,398,042	3,130,864	2,091,266	6,158,423	3,955,323
Change in unrealized net appreciation or (depreciation)	3,364,175	(5,436,635)	1,340,075	(2,310,994)	(2,362,153)	(5,724,320)
Net increase/(decrease) in net assets resulting
from operations	8,630,561	2,838,916	4,867,442	152,527	3,739,744	(1,927,692)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(687,084)	(760,025)	(458,000)	(368,999)	0	0
Institutional Class	(97,938)	(153,076)	N/A	N/A	0	0
From net realized capital gains
Retail Class	(3,795,064)	(241,989)	0	0	(3,627,116)	(630,978)
Institutional Class	(438,957)	(30,647)	N/A	N/A	(474,886)	(47,259)
Decrease in net assets from distributions
to shareholders	(5,019,043)	(1,185,737)	(458,000)	(368,999)	(4,102,002)	(678,237)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	1,158,398	980,177	3,488,915	6,346,699	6,851,167	9,939,698
Institutional Class	397,306	288,298	N/A	N/A	148,857	163,381
Shares issued in reinvestment of distributions
Retail Class	3,432,166	764,528	442,928	357,023	3,055,722	220,089
Institutional Class	536,895	159,696	N/A	N/A	474,886	47,259
Cost of shares redeemed
Retail Class	(13,850,826)	(69,212,722)	(11,190,423)	(9,712,933)	(37,279,064)	(13,012,158)
Institutional Class	(2,562,825)	(14,091,045)	N/A	N/A	(1,445,090)	(371,352)
Acquisition - Retail Class (Note 9)	N/A	113,157,517	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(10,888,886)	32,046,449	(7,258,580)	(3,009,211)	(28,193,522)	(3,013,083)
Redemption Fees	22	127,727	153	2,347	552	520
Net Increase/(Decrease) in Net Assets	(7,277,346)	33,827,355	(2,848,985)	(3,223,336)	(28,555,228)	(5,618,492)

Net Assets:
Beginning of year	69,104,146	35,276,791	43,189,656	46,412,992	46,886,562	52,505,054
End of year*	$61,826,800	$69,104,146	$40,340,671	$43,189,656	$18,331,334	$46,886,562
*Including (over)/undistributed net investment
income of:	$20,790	$17,377	$(10,198)	$(4,827)	$(23,873)	$(26,990)

See Notes to Financial Statements.

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$2,918,436	$2,748,938	$25,571	$(2,374)	$4,679,190	$2,087,923
Net realized gain/(loss)	18,043,495	32,246,405	115,659	73,243	(8,919,574)	40,365
Change in unrealized net appreciation or (depreciation)	7,417,075	(38,131,332)	223,854	(156,720)	47,734,751	(14,413,726)
Net increase/(decrease) in net assets resulting
from operations	28,379,006	(3,135,989)	365,084	(85,851)	43,494,367	(12,285,438)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,895,995)	(1,885,679)	(33,000)	0	(4,000,006)	(2,200,004)
Institutional Class	(1,204,005)	(1,004,321)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	(2,740,533)	0	(91,526)	0	0	0
Institutional Class	(1,759,445)	0	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	(7,599,978)	(2,890,000)	(124,526)	0	(4,000,006)	(2,200,004)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	45,516,132	49,872,763	2,372,162	616,074	220,971,841	136,056,940
Institutional Class	42,188,048	31,310,278	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	3,243,868	1,309,356	122,819	0	3,765,442	2,056,851
Institutional Class	2,663,220	906,945	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(70,158,455)	(93,484,313)	(1,482,878)	(392,372)	(69,703,244)	(51,359,867)
Institutional Class	(19,531,373)	(51,802,172)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	3,921,440	(61,887,143)	1,012,103	223,702	155,034,039	86,753,924
Redemption Fees	1,075	19,853	228	1,941	60,905	42,992
Net Increase/(Decrease) in Net Assets	24,701,543	(67,893,279)	1,252,889	139,792	194,589,305	72,311,474

Net Assets:
Beginning of year	289,209,410	357,102,689	1,733,546	1,593,754	133,236,062	60,924,588
End of year*	$313,910,953	$289,209,410	$2,986,435	$1,733,546	$327,825,367	$133,236,062
*Including (over)/undistributed net investment
income of:	$16,325	$(20,059)	$(850)	$(813)	$(2,985,238)	$(333,380)

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase in Net Assets from:

Operations:
Net investment income	$5,450,006	$4,245,580	$61,661,049	$61,978,180	$4,135,161	$3,716,973
Net realized gain/(loss)	(2,535,581)	(7,762,882)	2,283,329	1,607,731	28,125	(961,741)
Change in unrealized net appeciation	6,502,936	8,925,277	29,344,199	49,562,532	2,783,282	5,823,128
Net increase in net assets resulting from operations	9,417,361	5,407,975	93,288,577	113,148,443	6,946,568	8,578,360

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(5,228,008)	(4,044,106)	(53,215,419)	(53,488,522)	(4,137,342)	(3,719,074)
Institutional Class	(221,064)	(105,044)	(8,315,060)	(10,139,677)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(1,630,298)	(4,722,973)	0	0
Institutional Class	0	0	(269,723)	(670,271)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(5,449,072)	(4,149,150)	(63,430,500)	(69,021,443)	(4,137,342)	(3,719,074)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	26,706,780	38,618,862	357,709,979	384,569,833	42,151,593	26,106,710
Institutional Class	5,258,201	1,782,533	70,995,499	59,415,788	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,987,531	3,830,946	52,567,700	55,668,327	3,788,089	3,366,982
Institutional Class	221,064	105,044	7,779,335	9,737,865	N/A	N/A
Cost of shares redeemed
Retail Class	(49,321,441)	(21,597,975)	(378,159,270)	(469,945,911)	(15,150,342)	(39,591,894)
Institutional Class	(1,250,763)	(1,293,550)	(37,109,716)	(95,733,299)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(13,398,628)	21,445,860	73,783,527	(56,287,397)	30,789,340	(10,118,202)
Redemption Fees	47,418	42,185	50,057	220,743	619	1,634
Net Increase/(Decrease) in Net Assets	(9,382,921)	22,746,870	103,691,661	(11,939,654)	33,599,185	(5,257,282)

Net Assets:
Beginning of year	90,056,817	67,309,947	1,595,822,343	1,607,761,997	113,220,862	118,478,144
End of year*	$80,673,896	$90,056,817	$1,699,514,004	$1,595,822,343	$146,820,047	$113,220,862
*Including overdistributed net investment
income of:	$(41,046)	$(260,036)	$(104,329)	$(312,793)	$(20,435)	$(18,254)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions

	Net			Net Realized And	Total Income/
	Asset Value	Net		Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment		(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year Ended	the Year	Income/(Loss)		Investments	Operations	Investment Income	Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/12	$12.46	$0.05	(a)	$1.83	$1.88	$(0.05)	$(0.22)	$(0.27)
12/31/11	12.54	(0.03)	(a)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00)
12/31/10	10.88	(0.01)		1.67	1.66	(0.00)	(0.00)	(0.00)
12/31/09	7.80	(0.01)		3.09	3.08	(0.00) (b)	(0.00)	(0.00) (b)
12/31/08	15.45	0.00	(b)	(7.02)	(7.02)	(0.00)	(0.63)	(0.63)
Institutional Class
12/31/12	12.50	0.04	(a)	1.88	1.92	(0.06)	(0.22)	(0.28)
12/31/11	12.56	0.00	(a)(b)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00)
12/31/10	10.88	0.01		1.67	1.68	(0.00)	(0.00)	(0.00)
12/31/09	7.81	(0.00)	(b)	3.10	3.10	(0.03)	(0.00)	(0.03)
12/31/08	15.45	0.01		(7.02)	(7.01)	(0.00)	(0.63)	(0.63)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/12	5.90	(0.01)	(a)	0.28	0.27	(0.00)	(0.06)	(0.06)
12/31/11	6.77	(0.02)	(a)	(0.47)	(0.49)	(0.00)	(0.38)	(0.38)
12/31/10	5.20	(0.01)		1.58	1.57	(0.00)	(0.00)	(0.00)
12/31/09	3.55	(0.01)		1.66	1.65	(0.00)	(0.00)	(0.00)
12/31/08	6.94	(0.04)		(3.09)	(3.13)	(0.00)	(0.26)	(0.26)
Institutional Class
12/31/12	5.93	0.00	(a)(b)	0.29	0.29	(0.00)	(0.06)	(0.06)
12/31/11	6.80	(0.01)	(a)	(0.48)	(0.49)	(0.00)	(0.38)	(0.38)
12/31/10	5.22	0.00	(b)	1.58	1.58	(0.00)	(0.00)	(0.00)
12/31/09	3.56	(0.00)	(b)	1.66	1.66	(0.00)	(0.00)	(0.00)
12/31/08	6.95	(0.04)		(3.09)	(3.13)	(0.00)	(0.26)	(0.26)

(a) Calculated using the average shares method.
(b) Less than $0.005 and $(0.005) per share.

						Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Year	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Year	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00	(b)	$14.07	15.13%	$66,514	1.11%	1.11%	0.36%	0.36%	167%
0.00	(b)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%
0.00	(b)	12.54	15.26%	108,694	1.08%	1.08%	(0.07%)	(0.07%)	99%
0.00	(b)	10.88	39.54%	120,456	1.06%	1.06%	(0.05%)	(0.05%)	83%
0.00	(b)	7.80	(45.33%)	133,174	1.03%	1.03%	0.02%	0.02%	183%

0.00	(b)	14.14	15.37%	4,564	0.92%	1.32%	0.31%	(0.09%)	167%
0.00	(b)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%
0.00	(b)	12.56	15.44%	3,271	0.94%	2.13%	0.08%	(1.11%)	99%
0.00	(b)	10.88	39.64%	2,619	0.94%	2.55%	0.05%	(1.56%)	83%
0.00	(b)	7.81	(45.26%)	1,797	0.92%	1.90%	0.13%	(0.85%)	183%

0.00	(b)	6.11	4.64%	74,221	1.05%	1.05%	(0.12%)	(0.12%)	114%
0.00	(b)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%
0.00	(b)	6.77	30.19%	104,119	1.05%	1.05%	(0.19%)	(0.19%)	98%
0.00	(b)	5.20	46.48%	85,559	1.08%	1.08%	(0.20%)	(0.20%)	121%
0.00	(b)	3.55	(44.92%)	64,515	1.03%	1.03%	(0.48%)	(0.48%)	142%

0.00	(b)	6.16	4.96%	33,482	0.87%	0.93%	0.06%	0.01%	114%
0.00	(b)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%
0.00	(b)	6.80	30.27%	42,072	0.93%	0.98%	(0.07%)	(0.12%)	98%
0.00	(b)	5.22	46.63%	34,148	0.95%	1.03%	(0.08%)	(0.15%)	121%
0.00	(b)	3.56	(44.86%)	23,863	0.93%	0.97%	(0.36%)	(0.40%)	142%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations					Distributions

	Net			Net Realized And	Total Income/
	Asset Value	Net		Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment		(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year Ended	the Year	Income/(Loss)		Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SELECT FUND
Retail Class
12/31/12	$18.71	$(0.09)	(a)	$(2.02)	$(2.11)	$(0.00)	$(0.00)	$(0.00)
12/31/11	21.07	(0.08)	(a)	(2.17)	(2.25)	(0.00)	(0.12)	(0.12)
12/31/10	16.14	(0.01)		4.93	4.92	(0.00)	(0.00)	(0.00)
12/31/09	11.44	(0.03)		4.73	4.70	(0.00)	(0.00)	(0.00)
12/31/08	17.43	(0.09)		(5.91)	(6.00)	(0.00)	(0.00) (b)	(0.00) (b)
WESTCORE BLUE CHIP FUND
Retail Class
12/31/12	11.49	0.14	(a)	1.40	1.54	(0.16)	(0.87)	(1.03)
12/31/11	11.12	0.13	(a)	0.43	0.56	(0.16)	(0.05)	(0.21)
12/31/10	10.76	0.07		0.36	0.43	(0.07)	(0.00)	(0.07)
12/31/09	8.32	0.06		2.43	2.49	(0.05)	(0.00)	(0.05)
12/31/08	13.18	0.07		(4.85)	(4.78)	(0.07)	(0.01)	(0.08)
Institutional Class
12/31/12	11.46	0.17	(a)	1.39	1.56	(0.19)	(0.87)	(1.06)
12/31/11	11.10	0.13	(a)	0.46	0.59	(0.19)	(0.05)	(0.24)
12/31/10	10.76	0.09		0.35	0.44	(0.10)	(0.00)	(0.10)
12/31/09	8.32	0.07		2.43	2.50	(0.06)	(0.00)	(0.06)
12/31/08	13.18	0.13		(4.89)	(4.76)	(0.09)	(0.01)	(0.10)
WESTCORE MID–CAP VALUE FUND
Retail Class
12/31/12	18.10	0.19	(a)	2.05	2.24	(0.23)	(0.00)	(0.23)
12/31/11	18.26	0.15	(a)	(0.15)	0.00	(0.16)	(0.00)	(0.16)
12/31/10	15.27	0.08		3.00	3.08	(0.09)	(0.00)	(0.09)
12/31/09	11.65	0.11		3.61	3.72	(0.10)	(0.00)	(0.10)
12/31/08	20.57	0.16		(8.89)	(8.73)	(0.17)	(0.02)	(0.19)

(a) Calculated using the average shares method.
(b) Less than $0.005 and $(0.005) per share.

						Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Year	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Year	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00	(b)	$16.60	(11.28%)	$178,503	1.06%	1.06%	(0.50%)	(0.50%)	167%
0.01		18.71	(10.61%)	681,200	1.05%	1.05%	(0.39%)	(0.39%)	155%
0.01		21.07	30.55%	392,174	1.07%	1.07%	(0.11%)	(0.11%)	143%
0.00	(b)	16.14	41.08%	67,199	1.15%	1.16%	(0.30%)	(0.31%)	217%
0.01		11.44	(34.35%)	28,233	1.15%	1.21%	(0.66%)	(0.72%)	237%

0.00	(b)	12.00	13.39%	55,215	1.15%	1.17%	1.13%	1.11%	9%
0.02		11.49	5.19%	61,295	1.15%	1.30%	1.12%	0.97%	37%
0.00	(b)	11.12	3.99%	14,610	1.15%	1.28%	0.65%	0.52%	39%
0.00	(b)	10.76	29.87%	16,632	1.15%	1.26%	0.53%	0.41%	21%
0.00	(b)	8.32	(36.24%)	16,490	1.13%	1.13%	0.45%	0.45%	27%

0.00	(b)	11.96	13.66%	6,612	0.92%	1.06%	1.35%	1.21%	9%
0.01		11.46	5.34%	7,809	1.00%	1.17%	1.11%	0.94%	37%
0.00	(b)	11.10	4.05%	20,667	1.05%	1.11%	0.76%	0.70%	39%
0.00	(b)	10.76	30.10%	21,585	0.95%	1.14%	0.72%	0.53%	21%
0.00		8.32	(36.09%)	18,101	0.98%	1.03%	0.68%	0.63%	27%

0.00	(b)	20.11	12.39%	40,341	1.25%	1.26%	0.96%	0.96%	21%
0.00	(b)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%
0.00	(b)	18.26	20.18%	46,413	1.25%	1.27%	0.43%	0.41%	33%
0.00	(b)	15.27	31.95%	48,572	1.25%	1.26%	0.77%	0.77%	27%
0.00	(b)	11.65	(42.38%)	40,714	1.19%	1.19%	0.74%	0.74%	35%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations					Distributions

	Net			Net Realized And	Total Income/
	Asset Value	Net		Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of	Investment		(Loss) on	Investment	Dividends from Net	Realized Gain on	Total
Year Ended	the Year	Income/(Loss)		Investments	Operations	Investment Income	Investments	Distributions
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
12/31/12	$32.31	$(0.05)	(a)	$2.23	$2.18	$(0.00)	$(7.46)	$(7.46)
12/31/11	34.13	(0.11)	(a)	(1.24)	(1.35)	(0.00)	(0.47)	(0.47)
12/31/10	28.28	(0.08)		5.94	5.86	(0.02)	(0.00)	(0.02)
12/31/09	22.01	0.06		6.20	6.26	(0.00)	(0.00)	(0.00)
12/31/08	34.34	(0.03)		(12.41)	(12.44)	(0.00)	(0.00) (b)	(0.00) (b)
Institutional Class
12/31/12	32.47	0.05	(a)	2.19	2.24	(0.00)	(7.46)	(7.46)
12/31/11	34.26	(0.07)	(a)	(1.25)	(1.32)	(0.00)	(0.47)	(0.47)
12/31/10	28.41	0.39		5.52	5.91	(0.07)	(0.00)	(0.07)
12/31/09	22.07	0.05		6.28	6.33	(0.00)	(0.00)	(0.00)
12/31/08	34.36	0.03		(12.41)	(12.38)	(0.00)	(0.00) (b)	(0.00)
WESTCORE SMALL–CAP VALUE FUND
Retail Class
12/31/12	11.82	0.11	(a)	1.03	1.14	(0.13)	(0.18)	(0.31)
12/31/11	11.97	0.09	(a)	(0.13)	(0.04)	(0.11)	(0.00)	(0.11)
12/31/10	9.51	0.11		2.46	2.57	(0.11)	(0.00)	(0.11)
12/31/09	7.87	0.11		1.62	1.73	(0.10)	(0.00)	(0.10)
12/31/08	12.06	0.13		(4.20)	(4.07)	(0.13)	(0.00)	(0.13)
Institutional Class
12/31/12	11.80	0.13	(a)	1.02	1.15	(0.13)	(0.18)	(0.31)
12/31/11	11.97	0.11	(a)	(0.15)	(0.04)	(0.13)	(0.00)	(0.13)
12/31/10	9.51	0.11		2.47	2.58	(0.12)	(0.00)	(0.12)
12/31/09	7.87	0.13		1.62	1.75	(0.11)	(0.00)	(0.11)
12/31/08	12.06	0.14		(4.19)	(4.05)	(0.14)	(0.00)	(0.14)

(a) Calculated using the average shares method.
(b) Less than $0.005 and $(0.005) per share.

						Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Year	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Year	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00	(b)	$27.03	7.02%	$16,118	1.30%	1.50%	(0.16%)	(0.36%)	40%
0.00	(b)	32.31	(3.95%)	43,570	1.30%	1.52%	(0.32%)	(0.54%)	51%
0.01		34.13	20.77%	48,857	1.30%	1.52%	(0.21%)	(0.43%)	49%
0.01		28.28	28.49%	32,380	1.30%	1.64%	0.15%	(0.19%)	24%
0.11		22.01	(35.90%)	16,027	1.30%	1.70%	(0.08%)	(0.48%)	57%

0.00	(b)	27.25	7.17%	2,214	1.18%	2.07%	0.14%	(0.76%)	40%
0.00	(b)	32.47	(3.85%)	3,317	1.19%	2.37%	(0.21%)	(1.39%)	51%
0.01		34.26	20.84%	3,648	1.22%	2.39%	(0.14%)	(1.31%)	49%
0.01		28.41	28.73%	3,172	1.15%	2.76%	0.25%	(1.36%)	24%
0.09		22.07	(35.76%)	2,326	1.08%	2.38%	0.18%	(1.13%)	57%

0.00	(b)	12.65	9.69%	189,858	1.30%	1.39%	0.87%	0.78%	35%
0.00	(b)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%
0.00	(b)	11.97	27.03%	242,817	1.30%	1.39%	1.03%	0.93%	39%
0.01		9.51	22.08%	192,180	1.30%	1.37%	1.38%	1.31%	33%
0.01		7.87	(33.57%)	148,135	1.30%	1.38%	1.51%	1.44%	45%

0.00	(b)	12.64	9.78%	124,052	1.14%	1.24%	1.07%	0.96%	35%
0.00	(b)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%
0.00	(b)	11.97	27.15%	114,286	1.18%	1.29%	1.17%	1.07%	39%
0.00	(b)	9.51	22.16%	52,278	1.20%	1.33%	1.53%	1.39%	33%
0.00	(b)	7.87	(33.51%)	20,684	1.21%	1.51%	1.80%	1.49%	45%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions

	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return of	Total
Year or Period Ended	the Period	Income/(Loss)		Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE MICRO–CAP OPPORTUNITY FUND
Retail Class
12/31/12	$11.15	$0.11	(a)	$1.62	$1.73	$(0.14)	$(0.39)	$(0.00)	$(0.53)
12/31/11	11.56	(0.02)	(a)	(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)
12/31/10	8.66		(0.03)	2.93	2.90	(0.00)	(0.00)	(0.00)	(0.00)
12/31/09	7.53	0.02		1.14	1.16	(0.03)	(0.00)	(0.00)	(0.03)
12/31/08(d)	10.00	0.04		(2.49)	(2.45)	(0.03)	(0.00)	(0.00)	(0.03)
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
12/31/12	14.55	0.37	(a)	3.24	3.61	(0.22)	(0.00)	(0.00)	(0.22)
12/31/11	15.70	0.29	(a)	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)	(0.24)
12/31/10	11.67	0.11		4.00	4.11	(0.08)	(0.00)	(0.00)	(0.08)
12/31/09	7.19	0.15		4.46	4.61	(0.13)	(0.00)	(0.00)	(0.13)
12/31/08	14.41	0.18		(7.23)	(7.05)	(0.17)	(0.00)	(0.00)	(0.17)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/12	8.57	0.50	(a)	0.38	0.88	(0.51)	(0.00)	(0.00)	(0.51)
12/31/11	8.42	0.53	(a)	0.12	0.65	(0.51)	(0.00)	(0.00)	(0.51)
12/31/10	7.98	0.56		0.43	0.99	(0.55)	(0.00)	(0.00) (b)	(0.55)
12/31/09	6.12	0.51		1.86	2.37	(0.51)	(0.00)	(0.00)	(0.51)
12/31/08	9.44	0.56		(3.26)	(2.70)	(0.62)	(0.00)	(0.01)	(0.61)
Institutional Class
12/31/12	8.43	0.50	(a)	0.38	0.88	(0.49)	(0.00)	(0.00)	(0.49)
12/31/11	8.34	0.53	(a)	0.12	0.65	(0.57)	(0.00)	(0.00)	(0.57)
12/31/10	7.96	0.57		0.42	0.99	(0.61)	(0.00)	(0.00) (b)	(0.61)
12/31/09	6.11	0.52		1.85	2.37	(0.52)	(0.00)	(0.00)	(0.52)
12/31/08	9.43	0.58		(3.27)	(2.69)	(0.63)	(0.00)	(0.01)	(0.62)

(a) Calculated using the average shares method.
(b) Less than $0.005 and $(0.005) per share.
(c) Total return is not annualized for periods less than one full year.
(d) Period from June 23, 2008 (inception date) through December 31, 2008.

						Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00	(b)	$12.35	15.60%	$2,986	1.30%	4.71%	0.94%	(2.47%)	132%
0.01		11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%
0.00	(b)	11.56	33.49%	1,594	1.30%	6.96%	(0.25%)	(5.91%)	107%
0.00	(b)	8.66	15.40%	1,924	1.30%	7.96%	0.27%	(6.39%)	130%
0.01		7.53	(24.33%) (c)	1,104	1.30%	18.13%	1.06%	(15.77%)	60%

0.00	(b)	17.94	24.84%	327,825	1.50%	1.65%	2.22%	2.07%	14%
0.01		14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%
0.00	(b)	15.70	35.25%	60,925	1.50%	1.84%	1.10%	0.77%	44%
0.00	(b)	11.67	64.17%	32,356	1.50%	2.01%	1.68%	1.17%	65%
0.00	(b)	7.19	(48.86%)	18,282	1.50%	1.98%	1.47%	0.99%	70%

0.00	(b)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%
0.01		8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%
0.00	(b)	8.42	12.71%	65,829	0.85%	0.93%	6.75%	6.67%	38%
0.00	(b)	7.98	40.09%	72,783	0.85%	0.91%	7.21%	7.15%	30%
0.00	(b)	6.12	(29.97%)	65,043	0.85%	0.92%	6.91%	6.83%	21%

0.00	(b)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%
0.01		8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%
0.00	(b)	8.34	12.79%	1,481	0.75%	3.24%	6.82%	4.32%	38%
0.00	(b)	7.96	40.30%	1,234	0.72%	3.98%	7.26%	4.00%	30%
0.00	(b)	6.11	(29.89%)	748	0.74%	3.21%	7.12%	4.65%	21%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions

	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax	Total
Year Ended	the Year	Income/(Loss)		Investments	Operations	Income	Investments	Return of Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
12/31/12	$11.04	$0.40	(a)	$0.21	$0.61	$(0.40)	$(0.01)	$(0.00)	$(0.41)
12/31/11	10.72	0.43	(a)	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
12/31/10	10.42	0.45		0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
12/31/09	9.85	0.44		0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
12/31/08	10.55	0.51		(0.70)	(0.19)	(0.51)	(0.00)	(0.00)	(0.51)
Institutional Class
12/31/12	10.92	0.42	(a)	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	(a)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
12/31/10	10.42	0.47		0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
12/31/09	9.85	0.45		0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
12/31/08	10.55	0.52		(0.70)	(0.18)	(0.52)	(0.00)	(0.00)	(0.52)
WESTCORE COLORADO TAX–EXEMPT FUND
12/31/12	11.54	0.37	(a)	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	(a)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
12/31/10	11.19	0.40		(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
12/31/09	10.48	0.40		0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)
12/31/08	11.04	0.42		(0.56)	(0.14)	(0.42)	(0.00)	(0.00)	(0.42)

(a) Calculated using the average shares method.
(b) Less than $0.005 and $(0.005) per share.

						Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid–in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Year	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Year	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00	(b)	$11.24	5.67%	$1,457,800	0.55%	0.75%	3.61%	3.41%	32%
0.00	(b)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%
0.00	(b)	10.72	7.22%	1,389,702	0.55%	0.83%	4.20%	3.92%	45%
0.00	(b)	10.42	10.42%	1,326,659	0.55%	0.81%	4.32%	4.05%	36%
0.00	(b)	9.85	(1.86%)	1,069,006	0.55%	0.81%	4.98%	4.72%	54%

0.00	(b)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%
0.00	(b)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%
0.00	(b)	10.68	7.25%	218,060	0.43%	0.70%	4.31%	4.04%	45%
0.00	(b)	10.42	10.56%	131,815	0.44%	0.73%	4.40%	4.11%	36%
0.00	(b)	9.85	(1.77%)	65,263	0.46%	0.73%	5.09%	4.82%	54%

0.00	(b)	11.81	5.57%	146,820	0.65%	0.81%	3.12%	2.96%	7%
0.00	(b)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%
0.00	(b)	10.99	1.77%	118,478	0.65%	0.91%	3.56%	3.30%	6%
0.00	(b)	11.19	10.71%	105,891	0.65%	0.90%	3.67%	3.42%	8%
0.00	(b)	10.48	(1.34%)	67,206	0.65%	0.91%	3.85%	3.59%	16%

See Notes to Financial Statements.

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2012, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2012, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom, Japan, and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Management of the Funds has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities and has concluded that no provision for income tax is required for uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2009 through December 31, 2012 for the federal jurisdiction and for the years ended December 31, 2008 through December 31, 2012, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended December 31, 2008, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

At December 31, 2012, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

				Expiring
	2013	2014	2015	2016	2017	2018	Total
Westcore Mid-Cap Value Fund	$–	$–	$–	$613,748	$7,328,000	$–	$7,941,748
Westcore International
Small-Cap Fund	–	–	–	–	7,275,307	–	7,725,307
Westcore Flexible Income Fund	18,958	340,539	775,600	20,255,986	9,408,999	1,064,911	31,864,993
Westcore Colorado
Tax-Exempt Fund	–	–	–	18,307	22,684	–	40,991

At December 31, 2012, the following Funds had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$110,053,685	$27,115,231
Westcore International Small-Cap Fund	–	1,335,726
Westcore Flexible Income Fund	–	10,066,606
Westcore Colorado Tax-Exempt Fund	550,467	386,643

During the year ended December 31, 2012, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore	Westcore Small-Cap	Westcore Micro-Cap
Growth Fund	Mid-Cap Value Fund	Value Fund	Opportunity Fund
$9,989,640	$3,174,222	$12,627,608	$9,736

The Westcore Growth Fund, Westcore Select Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2013, approximately $822,285, $3,865,236, $120,342, $300,527, $11,116, $4,158,841, and $47,445 of capital losses recognized during the period from November 1, 2012 to December 31, 2012, respectively. Additionally, the Westcore International Small-Cap Fund elected to defer to its fiscal year ending December 31, 2013, approximately $1,466,101 of specified losses recognized during the period from November 1, 2012 to December 31, 2012.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2012, each Fund recorded the following reclassifications to the accounts listed below:

		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$0	$5,938	$(5,938)
Westcore MIDCO Growth Fund	(120,006)	120,006	0
Westcore Select Fund	(2,300,588)	2,300,588	0
Westcore Blue Chip Fund	0	0	0
Westcore Mid-Cap Value Fund	(56,126)	56,126	0
Westcore Small-Cap Opportunity Fund	2,227,949	59,643	(2,287,592)
Westcore Small-Cap Value Fund	0	217,948	(217,948)
Westcore Micro-Cap Opportunity Fund	0	7,392	(7,392)
Westcore International Small-Cap Fund	2	(3,331,042)	3,331,040
Westcore Flexible Income Fund	(241,043)	218,056	22,987
Westcore Plus Bond Fund	(202,118)	77,894	124,224
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Growth Fund
Ordinary Income	$244,064	$0
Long-Term Capital Gain	1,105,940	0
Total	$1,350,004	$0

Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	1,099,987	8,207,425
Total	$1,099,987	$8,207,425

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Select Fund
Ordinary Income	$0	$3,924,950
Long-Term Capital Gain	0	578,650
Total	$0	$4,503,600

Westcore Blue Chip Fund
Ordinary Income	$1,019,023	$913,101
Long-Term Capital Gain	4,000,020	272,636
Total	$5,019,043	$1,185,737

Westcore Mid-Cap Value Fund
Ordinary Income	$458,000	$368,999
Long-Term Capital Gain	0	0
Total	$458,000	$368,999

Westcore Small-Cap Opportunity Fund*
Ordinary Income	$102,000	$0
Long-Term Capital Gain	4,000,002	678,237
Total	$4,102,002	$678,237

Westcore Small-Cap Value Fund
Ordinary Income	$2,882,052	$2,890,000
Long-Term Capital Gain	4,717,926	0
Total	$7,599,978	$2,890,000

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$30,164	$0
Long-Term Capital Gain	94,362	0
Total	$124,526	$0

Westcore International Small-Cap Fund
Ordinary Income	$4,000,006	$2,200,004
Long-Term Capital Gain	0	0
Total	$4,000,006	$2,200,004

Westcore Flexible Income Fund
Ordinary Income	$5,449,072	$4,149,150
Long-Term Capital Gain	0	0
Total	$5,449,072	$4,149,150

Westcore Plus Bond Fund
Ordinary Income	$61,771,153	$63,981,542
Long-Term Capital Gain	1,659,347	5,039,901
Total	$63,430,500	$69,021,443

* In addition to the long-term capital gain distribution paid, the Westcore Small-Cap Opportunity Fund designates $2,217,747 of earnings and profits distributed to shareholders on redemptions as long-term capital gain distribution.

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$15,545	$14,864
Tax-Exempt Income	4,121,797	3,704,210
Total	$4,137,342	$3,719,074

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Fund
Undistributed net investment income	$0	$0	$0	$120,680
Accumulated net realized gain/(loss)
on investments	34,096	761,516	(141,034,152)	563,734
Net unrealized appreciation on investments	13,398,926	11,830,403	8,651,753	13,273,698
Effect of other timing differences	(857,119)	(258,248)	(28,125)	(31,440)
Total	$12,575,903	$12,333,671	$(132,410,524)	$13,926,672

		Westcore	Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Fund	Opportunity Fund	Value Fund	Opportunity Fund
Undistributed net investment income	$0	$0	$0	$0
Accumulated net realized gain/(loss)
on investments	(8,062,090)	75,715	35,426	2,260
Net unrealized appreciation on investments	6,640,972	3,824,639	42,064,511	425,967
Effect of other timing differences	(10,198)	(23,873)	(284,202)	(11,966)
Total	$(1,431,316)	$3,876,481	$41,815,735	$416,261

				Westcore
	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$247,200	$23,009	$87,786	$4,501
Accumulated net realized loss on investments	(12,769,874)	(41,931,599)	0	(1,025,546)
Net unrealized appreciation on investments	45,605,980	1,620,634	104,139,630	8,522,663
Effect of other timing differences	(1,315,712)	(64,055)	(198,032)	(24,936)
Total	$31,767,594	$(40,352,011)	$104,029,384	$7,476,682

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – Westcore Micro-Cap Opportunity, Westcore International Small-Cap and Westcore Flexible Income impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading. Prior to May 1, 2012, all of the Funds imposed such Redemption Fees.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2012, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$100,869
Shareholder servicing reimbursement	96,817	0	0
Transfer agent fees	7,278	102	17,237
Fund accounting fees and expenses	0	2,480	14,433
Registration fees	16,609	15,602	0
Other	6,493	597	3,540
Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$183,968
Shareholder servicing reimbursement	93,344	0	0
Transfer agent fees	26,317	224	22,807
Fund accounting fees and expenses	0	0	19,458
Registration fees	17,922	15,761	0
Other	6,564	719	5,732
Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$99,631
Shareholder servicing reimbursement	35,442	0	0
Transfer agent fees	75,497	95	34,816
Fund accounting fees and expenses	0	2,480	13,671
Registration fees	18,859	2,064	0
Other	9,169	594	7,413
Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$61,137
Shareholder servicing reimbursement	48,219	0	0
Transfer agent fees	6,860	58	17,234
Fund accounting fees and expenses	0	2,480	16,238
Registration fees	15,160	15,261	0
Other	3,587	592	3,410

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$454,251
Shareholder servicing reimbursement	325,970	0	0
Transfer agent fees	9,582	9,665	19,920
Fund accounting fees and expenses	0	0	33,659
Registration fees	16,954	22,029	0
Other	14,261	8,047	7,679
Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$3,306	$139,780
Shareholder servicing reimbursement	127,076	0	0
Transfer agent fees	10,808	67	18,293
Fund accounting fees and expenses	0	2,480	20,159
Registration fees	16,846	16,015	0
Other	9,692	614	7,365
Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$2,473,305
Shareholder servicing reimbursement	2,262,361	0	0
Transfer agent fees	140,516	3,027	53,634
Fund accounting fees and expenses	0	0	143,086
Registration fees	47,709	18,367	0
Other	102,818	6,898	26,227

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. At December 31, 2012, the Funds held no when-issued securities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms of debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2012, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	1,365,107	1,497,983	977,641	4,486,508
Institutional Class	168,597	504,955	209,758	365,436
Shares issued in reinvestment of distributions
Retail Class	88,474	0	124,219	962,714
Institutional Class	5,774	0	55,781	393,840
Shares redeemed
Retail Class	(1,489,095)	(5,407,310)	(5,369,359)	(4,417,129)
Institutional Class	(542,611)	(74,307)	(1,303,288)	(474,615)
Net increase/(decrease) in shares	(403,754)	(3,478,679)	(5,305,248)	1,316,754

	Westcore Select Fund		Westcore Blue Chip Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	4,612,402	34,267,036	95,811	84,537
Institutional Class	N/A	N/A	31,450	25,109
Shares issued in reinvestment of distributions
Retail Class	0	232,611	287,211	66,904
Institutional Class	N/A	N/A	45,079	14,034
Shares redeemed
Retail Class	(30,271,029)	(16,697,082)	(1,113,090)	(5,930,025)
Institutional Class	N/A	N/A	(204,806)	(1,219,035)
Acquisition - Retail Class	N/A	N/A	N/A	9,797,590
Net increase/(decrease) in shares	(25,658,627)	17,802,565	(858,345)	2,839,114

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	181,802	343,736	202,079	293,153
Institutional Class	N/A	N/A	4,248	4,790
Shares issued in reinvestment of distributions
Retail Class	22,191	19,824	114,447	6,846
Institutional Class	N/A	N/A	17,641	1,462
Shares redeemed
Retail Class	(584,438)	(518,638)	(1,068,794)	(383,014)
Institutional Class	N/A	N/A	(42,787)	(10,610)
Net decrease in shares	(380,445)	(155,078)	(773,166)	(87,373)

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	3,680,222	4,127,583	199,360	53,214
Institutional Class	3,329,943	2,619,276	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	258,682	111,151	10,076	0
Institutional Class	212,548	77,187	N/A	N/A
Shares redeemed
Retail Class	(5,565,733)	(7,877,676)	(123,153)	(35,567)
Institutional Class	(1,565,481)	(4,412,014)	N/A	N/A
Net increase/(decrease) in shares	350,181	(5,354,493)	86,283	17,647

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	13,062,552	8,479,408	3,050,589	4,542,219
Institutional Class	N/A	N/A	603,385	211,727
Shares issued in reinvestment of distributions
Retail Class	211,423	143,434	568,106	451,430
Institutional Class	N/A	N/A	25,410	12,534
Shares redeemed
Retail Class	(4,162,441)	(3,344,897)	(5,585,484)	(2,546,525)
Institutional Class	N/A	N/A	(143,660)	(153,478)
Net increase/(decrease) in shares	9,111,534	5,277,945	(1,481,654)	2,517,907

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Shares issued and redeemed:
Shares sold
Retail Class	31,986,034	35,314,517	3,583,879	2,320,503
Institutional Class	6,414,270	5,483,227	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,697,791	5,118,092	322,265	300,777
Institutional Class	702,912	900,490	N/A	N/A
Shares redeemed
Retail Class	(33,714,387)	(43,353,055)	(1,287,749)	(3,589,700)
Institutional Class	(3,351,548)	(8,808,833)	N/A	N/A
Net increase/(decrease) in shares	6,735,072	(5,345,562)	2,618,395	(968,420)

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Fund	Fund
As of December 31, 2012
Gross appreciation (excess of value over tax cost)	$13,668,613	$13,565,189	$13,579,599	$14,408,855	$7,482,282
Gross depreciation (excess of tax cost over value)	(269,687)	(1,734,786)	(4,927,846)	(1,135,157)	(841,310)
Net unrealized appreciation	$13,398,926	$11,830,403	$8,651,753	$13,273,698	$6,640,972
Cost of investment for income tax purposes	$59,493,532	$96,748,034	$169,126,595	$48,629,394	$33,701,020

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap	Micro-Cap	International
	Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
As of December 31, 2012
Gross appreciation (excess of value over tax cost)	$4,296,656	$50,650,313	$494,676	$58,963,603
Gross depreciation (excess of tax cost over value)	(472,017)	(8,585,802)	(68,709)	(13,180,224)
Gross depreciation of foreign currency and
other derivatives	0	0	0	(177,399)
Net unrealized appreciation	$3,824,639	$42,064,511	$425,967	$45,605,980
Cost of investment for income tax purposes	$14,061,958	$274,479,721	$2,577,150	$285,010,899

Westcore Bond Funds

	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of December 31, 2012
Gross appreciation (excess of value over tax cost)	$5,825,845	$117,691,713	$8,705,897
Gross depreciation (excess of tax cost over value)	(4,205,211)	(13,552,083)	(183,234)
Net unrealized appreciation	$1,620,634	$104,139,630	$8,522,663
Cost of investment for income tax purposes	$78,140,171	$1,581,186,424	$138,414,958

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.35% and 0.40% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively. Prior to May 1, 2012 the investment advisory fee was 0.45% and 0.50% for the Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS revised the agreement with the Funds effective May 1, 2012 and agreed to allocate the co-administration fee as shown in the chart below. In addition, the Bookkeeping and Pricing services provided by ALPS were consolidated into the revised agreement and fee schedule below.

	ALPS	Denver Investments	Total
First $3.5 billion in average daily Net Assets of the Trust	0.04%	0.10%	0.14%
Net Assets greater than $3.5 billion in average daily Net Assets
of the Trust	0.025%	0.05%	0.075%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

The minimum Trust level fees, Institutional Class fees and Westcore Micro-Cap Opportunity Fund fees were all eliminated.

Prior to May 1, 2012 the following fees applied.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets. ALPS was also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

In addition, ALPS was entitled to an Institutional Class minimum administration fee up until May 1, 2012. The fee was charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000- $19,999,999	$7,500
$20,000,000- $29,999,999	$5,000
$30,000,000- $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS was entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund up until May 1, 2012. The fee was charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000- $19,999,999	$7,500
$20,000,000- $29,999,999	$5,000
Over $30,000,000	$0

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Co-Administrators and the Adviser contractually agreed to waive fees or reimburse expenses for each of the Funds until April 29, 2012. Effective April 30, 2012 the Adviser contractually agreed that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively until at least April 30, 2013. Without such fee waivers, for the year ended December 31, 2012, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.17%, 1.26%, 1.50%, 1.39%, 4.71%, 1.65%, 0.90%, 0.75% and 0.81%, respectively.

Denver Investments as Adviser and Co-Administrator has contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 30, 2013. Denver Investments will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the year ended December 31, 2012, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.32%, 0.93%, 1.06%, 2.07%, 1.24%, 1.30% and 0.59%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS received from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of pocket expenses. Effective May 1, 2012, these services were consolidated into the Administration Agreement.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

6. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU NO. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2012 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$69,416,878	$–	$–	$69,416,878
Money Market Mutual Funds	3,475,580	–	–	3,475,580
Total	$72,892,458	$–	$–	$72,892,458

Westcore MIDCO Growth Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$105,289,941	$–	$–	$105,289,941
Money Market Mutual Funds	3,288,496	–	–	3,288,496
Total	$108,578,437	$–	$–	$108,578,437

Westcore Select Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$173,492,774	$–	$–	$173,492,774
Money Market Mutual Funds	4,285,574	–	–	4,285,574
Total	$177,778,348	$–	$–	$177,778,348

Westcore Blue Chip Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$61,533,354	$–	$–	$61,533,354
Money Market Mutual Funds	369,738	–	–	369,738
Total	$61,903,092	$–	$–	$61,903,092

Westcore Mid-Cap Value Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$38,935,228	$–	$–	$38,935,228
Money Market Mutual Funds	1,406,764	–	–	1,406,764
Total	$40,341,992	$–	$–	$40,341,992

Westcore Small-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$17,823,356	$–	$–	$17,823,356
Money Market Mutual Funds	63,241	–	–	63,241
Total	$17,886,597	$–	$–	$17,886,597

Westcore Small-Cap Value Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$303,323,222	$–	$–	$303,323,222
Money Market Mutual Funds	13,221,010	–	–	13,221,010
Total	$316,544,232	$–	$–	$316,544,232

Westcore Micro-Cap Opportunity Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$2,909,578	$–	$–	$2,909,578
Money Market Mutual Funds	93,539	–	–	93,539
Total	$3,003,117	$–	$–	$3,003,117

Westcore International Small-Cap Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$85,010,436	$234,066,587	$–	$319,077,023
Money Market Mutual Funds	11,717,255	–	–	11,717,255
Total	$96,727,691	$234,066,587	$–	$330,794,278

Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$765,401	$–	$765,401
Liabilities:
Forward Foreign
Currency Contracts	–	(940,834)	–	(940,834)
Total	$–	$(175,433)	$–	$(175,433)

Westcore Flexible Income Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Convertible Preferred Stocks	$1,295,865	$–	$–	$1,295,865
Nonconvertible Preferred Stocks	3,826,977	–	1,688,400	5,515,377
Corporate Bonds	–	66,889,219	2,130,488	69,019,707
Commercial Mortgage-Backed
Securities & Residential
Mortgage-Backed Securities	–	2,065,284	–	2,065,284
Money Market Mutual Funds	1,864,572	–	–	1,864,572
Total	$6,987,414	$68,954,503	$3,818,888	$79,760,805

Westcore Plus Bond Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$1,028,428	$1,071,563	$2,184,000	$4,283,991
Corporate Bonds	–	825,230,049	19,606,306	844,836,355
Municipal Bonds	–	7,013,212	–	7,013,212
Asset-Backed Securities,
Commercial Mortgage-
Backed Securities, Residential
Mortgage-Backed Securities
& Agency Mortgage-Backed
Securities	–	612,148,415	–	612,148,415
U.S. Government & Agency
Obligations	–	68,387	–	68,387
U.S. Treasury Bonds & Notes	213,977,028	–	–	213,977,028
Money Market Mutual Funds	2,998,666	–	–	2,998,666
Total	$218,004,122	$1,445,531,626	$21,790,306	$1,685,326,054

Westcore Colorado Tax-Exempt Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$141,539,132	$–	$141,539,132
Money Market Mutual Funds	5,398,489	–	–	5,398,489
Total	$5,398,489	$141,539,132	$–	$146,937,621

* For detailed Industry descriptions, see the accompanying Statements of Investments.

** Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period for financial statement purposes.  A nonconvertible preferred stock in the Westcore Plus Bond Fund was transferred out of Level 1 and into Level 2 due to the security trading on a private market with a price not readily available.  The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2012 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2011.
	Level 1 - Quoted and Unadjusted Prices			Level 2 - Other Significant Observable Inputs
	Transfers In		Transfers (Out)	Transfers In	Transfers (Out)
Westcore Plus Bond Fund -
Nonconvertible Preferred Stocks		$–	$(1,071,563)	$1,071,563		$–
Westcore International Small-Cap Fund -
Common Stocks		$–	$(165,397,083)	$165,397,083
Total		$–	$(166,468,646)	$166,468,646		$–

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2012. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
								Net change in
								unrealized appreciation/
								(depreciation) included
				Change in				in the Statement of
	Balance as of	Accrued		unrealized			Balance as of	Operations attributable to
	December 31,	discount/	Realized	appreciation/		Sales	December 31,	Level 3 investments held
Investments in Securities	2011	premium	gain/(loss)*	(depreciation)*	Purchases	proceeds	2012	at December 31, 2012
Nonconvertible
Preferred Stocks	$883,125	$–	$–	$17,475	$787,800	$–	$1,688,400	$17,475
Corporate Bonds	2,236,817	15,441	7,707	189,547	–	(319,024)	2,130,488	189,547
Asset-Backed Securities,
Collateralized
Debt Obligations &
Commercial Mortgage-
Backed Securities	126,077	7,035	(3,592,370)	3,700,199	–	(240,941)	–	–
Total	$3,246,019	$22,476	$(3,584,663)	$3,907,221	$787,800	$(559,965)	$3,818,888	$207,022

Westcore Plus Bond Fund
								Net change in
								unrealized appreciation/
								(depreciation) included
				Change in				in the Statement of
	Balance as of	Accrued		unrealized			Balance as of	Operations attributable to
	December 31,	Discount/	Realized	appreciation/	Sales	Transfer into	December 31,	level 3 investments held
Investments in Securities	2011	Premium	gain/(loss)*	(depreciation)*	proceeds	Level 3	2012	at December 31, 2012
Nonconvertible
Preferred Stocks	$2,296,125	$–	$–	$(112,125)	$–	$–	$2,184,000	$(112,125)
Corporate Bonds	18,332,924	17,144	19,696	598,077	(426,197)	1,064,662	19,606,306	594,068
Asset-Backed Securities,
Collateralized
Debt Obligations,
Commercial Mortgage-
Backed Securities,
Residential Mortgage-
Backed Securities &
Agency Mortgage-
Backed Securities	264,111	11,229	(5,102,868)	5,214,783	(387,255)	–	–	–
Total	$20,893,160	$28,373	$(5,083,172)	$5,700,735	$(813,452)	$1,064,662	$21,790,306	$481,943

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, at least one member of Denver Investments’ Management Committee and compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). The Westcore Plus Bond Fund transferred one security from Level 2 to Level 3 because of a decrease in observable market activity and information.

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2012:

Westcore Flexible Income Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2012	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$1,688,400	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds
	2,055,878	Adjusted Spread Pricing*	Comparability Adjustment	2.375%
			Liquidity Adjustment	1.50%

	74,610	Consensus Pricing**	Broker Quotes	N/A
Total	$3,818,888

Westcore Plus Bond Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2012	Valuation Technique	Unobservable Input	Level/Range
Nonconvertible Preferred Stocks	$2,184,000	Consensus Pricing**	Broker Quotes	N/A
Corporate Bonds
	5,253,909	Adjusted Spread Pricing*	Comparability Adjustment	2.375%
			Liquidity Adjustment	1.50%

	14,352,397	Consensus Pricing**	Broker Quotes	N/A
Total	$21,790,306

*	Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.
**	Denver Investments seeks up to 3 independent price quotes, but in certain cases only one may be available. Denver Investments evaluates whether the source of the pricing uses valuation techniques in accordance with ASC topic 820 by developing an internal reasonableness check. For those quotes that are considered reasonable, quantitative unobservable inputs are not developed by Denver Investments.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

The number of forward foreign currency contracts held at December 31, 2012 as disclosed at the end of the Statement of Investments is representative of activity during the year ended December 31, 2012.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2012 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Unrealized gain (loss) on forward currency contracts	$765,401	$(940,834)
Total		$765,401	$(940,834)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized loss on foreign currency transactions	$(3,202,643)
	Net change in unrealized appreciation on translation of
Forward Foreign Currency Contracts	assets and liabilities denominated in foreign currencies	192,955
Total		$(3,009,688)

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2012 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$113,795,777	$120,462,011
Westcore MIDCO Growth Fund	138,467,311	173,330,359
Westcore Select Fund	736,928,420	1,160,039,311
Westcore Blue Chip Fund	5,989,427	20,544,552
Westcore Mid-Cap Value Fund	8,241,728	15,143,155
Westcore Small-Cap Opportunity Fund	15,913,897	46,595,661
Westcore Small-Cap Value Fund	106,139,465	104,483,333
Westcore Micro-Cap Opportunity Fund	4,429,882	3,536,555
Westcore International Small-Cap Fund	173,706,885	29,076,548
Westcore Flexible Income Fund	31,032,170	41,855,255
Westcore Plus Bond Fund	461,802,221	400,015,167
Westcore Colorado Tax-Exempt Fund	45,038,380	8,950,065
Purchases and sales of long-term U.S. government securities for the year ended December 31, 2012, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$166,066,190	$135,887,069

10. REORGANIZATION

Westcore Blue Chip Fund Acquisition of Blue Chip Value Fund: On February 8, 2011, stockholders of the Blue Chip Value Fund (the “Acquired Fund”), formally approved a plan to reorganize whereby Westcore Blue Chip Fund (the “Acquiring Fund”) would acquire all the assets and assume all the liabilities of the Acquired Fund in a tax free reorganization (the “Merger”). As of the close of business on March 25, 2011, the assets and liabilities of the Acquired Fund were acquired and assumed by the Acquiring Fund in exchange for shares of the Acquiring Fund. Upon the closing of the acquisition, the Acquiring Fund issued 9,797,590 shares of the Retail Class, in exchange for net assets of the Acquired Fund valued at $113,157,517 based on the conversion ratio of .344210925. At the close of business on March 25, 2011 the combined net asset value of the Acquired Fund (which included unrealized appreciation of $9,654,066 and a capital loss carryforward of $4,734,122) and the Acquiring Fund was $148,271,317. The unused capital loss carryforward for potential future utilization is subject to certain tax limitations.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net Investment Income	$1,076,694
Net Realized and Unrealized Gain on Investments	3,218,124
Net Increase in Net Assets Resulting from Operations	$4,294,818

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to present in the table above the separate amounts of Net Investment Income and Net Realized and Unrealized Gain on Investments of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since March 25, 2011.

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND THE SHAREHOLDERS OF EACH PORTFOLIO OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Westcore Trust as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United states of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 25, 2013

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2012.

During the year ended December 31, 2012, 99.62% of the dividend paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2012:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Westcore Growth Fund	100.00%	100.00%
Westcore MIDCO Growth Fund	–	–
Westcore Select Fund	–	–
Westcore Blue Chip Fund	100.00	100.00
Westcore Mid-Cap Value Fund	100.00	100.00
Westcore Small-Cap Opportunity Fund	99.31	99.31
Westcore Small-Cap Value Fund	100.00	100.00
Westcore Micro-Cap Opportunity Fund	99.32	99.32
Westcore International Small-Cap Fund	100.00	–
Westcore Flexible Income Fund	–	–
Westcore Plus Bond Fund	0.16	0.16
Westcore Colorado Tax-Exempt Fund	–	–

During the year ended December 31, 2012, the Westcore Funds paid the following distributions per share:

	Ordinary	Capital	Total
	Income Dividends	Gains Distributions	Distributions
Retail Class:
Westcore Growth Fund	$0.049034	$0.223741	$0.272775
Westcore MIDCO Growth Fund	–	0.063078	0.063078
Westcore Select Fund	–	–	–
Westcore Blue Chip Fund	0.204903	0.819175	1.024078
Westcore Mid-Cap Value Fund	0.231042	–	0.231042
Westcore Small-Cap Opportunity Fund	0.185440	7.272149	7.457589
Westcore Small-Cap Value Fund	0.118705	0.193430	0.312135
Westcore Micro-Cap Opportunity Fund	0.129080	0.403802	0.532882
Westcore International Small-Cap Fund	0.222695	–	0.222695
Westcore Flexible Income Fund	0.506128	–	0.506128
Westcore Plus Bond Fund	0.405822	0.010936	0.416758
Westcore Colorado Tax-Exempt Fund	0.365595	–	0.365595

Institutional Class:
Westcore Growth Fund	$0.054394	$0.223741	$0.278135
Westcore MIDCO Growth Fund	–	0.063078	0.063078
Westcore Blue Chip Fund	0.241385	0.819175	1.060560
Westcore Small-Cap Opportunity Fund	0.185440	7.272149	7.457589
Westcore Small-Cap Value Fund	0.117316	0.193430	0.310746
Westcore Flexible Income Fund	0.492777	–	0.492777
Westcore Plus Bond Fund	0.416776	0.010936	0.427712

PROXY RESULTS (UNAUDITED)

Shareholder Meeting
A special meeting of shareholders of the Funds was held on October 17, 2012. At the meeting the following matter was voted on and approved by the Shareholders. The results of the special meeting of shareholders are noted below.

Proposal 1
To elect seven Trustees to serve on the Board of Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

			Number of Votes		Percentage of Total Outstanding Votes			Percentage Voted
	Record Date
Independent Trustees	Votes	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jack D. Henderson	238,673,931	234,114,090	4,559,841	238,673,931	86.96%	1.69%	88.65%	98.09%	1.91%	100%
Mary K. Anstine	238,673,931	234,833,763	3,840,168	238,673,931	87.22%	1.43%	88.65%	98.39%	1.61%	100%
Rick A. Pederson	238,673,931	235,220,089	3,453,842	238,673,931	87.37%	1.28%	88.65%	98.55%	1.45%	100%
Douglas M. Sparks	238,673,931	235,142,321	3,531,610	238,673,931	87.34%	1.31%	88.65%	98.52%	1.48%	100%
James A. Smith	238,673,931	235,142,321	3,531,610	238,673,931	87.34%	1.31%	88.65%	98.52%	1.48%	100%
Janice M. Teague	238,673,931	235,142,321	3,531,610	238,673,931	87.34%	1.31%	88.65%	98.52%	1.48%	100%

Interested Trustee
John A. DeTore	238,673,931	235,142,321	3,531,610	238,673,931	87.34%	1.31%	88.65%	98.52%	1.48%	100%

APPROVAL OF AGREEMENTS

The Independent Trustees requested and received information from Denver Investments in advance of the Board meeting held on October 17, 2012 and requested and received additional information in advance of the Board meetings held on November 14-15, 2012. The information included, among other things:

  Overview of Denver Investments’ Business – including organizational charts, summaries of personnel changes, the Form ADV of Denver Investments, financial data about Denver Investments (including a balance sheet and a profitability analysis calculated at the fund level), a list of Denver Investments service providers, discussions about the various agreements between Denver Investments and the Funds, and discussions about the arrangements, if any, between Denver Investments and various fund intermediaries;

  Overview of Portfolio Managers, Compensation Methodology, and Mitigation of Conflicts – including summaries about the portfolio team members and the roles played by such members, the compensation methodologies for such team members, and the potential conflicts and related mitigation strategies with respect to side-by-side management of various institutional accounts and other portfolios;

  Compensation of Denver Investments By the Funds – including (i) certain expense reports prepared by an independent third party and other reports prepared by Denver Investments, in each case comparing the Westcore Funds to other funds in the same peer group, and (ii) information prepared by Denver Investments regarding the compensation arrangements for other accounts managed by Denver Investments;

  Performance of the Funds – including certain performance reports prepared by an independent third party and other reports prepared by Denver Investments comparing the Westcore Funds to other funds in the same peer group;

  Other – including compliance information, brokerage-related data, marketing information, shareholder composition of the Funds, and information about anticipated economies of scale as the Funds grow and information about any other “fall-out” benefits that might accrue to Denver Investments as result of the relationship with the Westcore Funds.

The Trustees were assisted by independent legal counsel throughout the process. Based on analysis of the information presented to the Trustees, the Trustees had concluded that:

  Nature, Extent, and Quality of Services – The nature, extent and quality of services performed by Denver Investments are beneficial to the Westcore Funds’ shareholders, and Denver Investments continues to have the institutional capabilities to continue to deliver those services.

  Performance – The relative performance of the Westcore Funds was generally fair to good to excellent although some of the Funds significantly lag their peer groups, their fund universe category, or their benchmark for certain periods. The Board discussed with Denver Investments the reasons behind such results for each applicable Fund, including the steps being undertaken by Denver Investments to seek to improve such performance (such as changes to the portfolio management team, reevaluation of investment screening techniques and valuation models, and other investment techniques and methodologies). The Board also noted that several Funds had improving performance trends relative to both peer group and fund universe, in the 1 year and 3 year performance periods. The Board is hopeful about the possibility of continued improving future performance with respect to each Fund.

  Management Fees and Other Compensation – The management fees and other compensation paid by each Fund to Denver Investments are reasonable in relation to the nature, extent and quality of services provided, the fees and expenses of each Fund’s peer group and fund universe category, and the fees charged to other clients of Denver Investments, to the extent comparable to the Funds, taking into account the differing needs and characteristics of such clients.

  Expense Ratio – The overall expense ratio for each Fund is reasonable, taking into account various factors such as Fund size, quality of service, performance and contractual expense limitations (where applicable), resulting in the majority of the Funds being in the first or second quartile with respect to their peer group and fund universe category, and no fund being in the fourth quartile with respect to their peer group and fund universe category.

  Profitability to Denver Investments – Based on financial analyses provided by Denver Investments, Denver Investments was earning a profit both with respect to several Funds and on the Fund complex as a whole that was not unreasonable, although the profitability varied significantly by Fund and by class.

  Economies of Scale – Under the current annual fund operating expense structure, as adjusted based on contractual expense limitations (where applicable), the Funds are equitably protected from significant increases in operating expenses that would otherwise potentially be incurred in light of the lack of economies of scale with respect to most of the Funds at this time.

  Other Benefits – The use of “soft” dollars is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Amended and Restated Investment Advisory Agreement for another year.

Westcore Trustees and Officers:

Jack D. Henderson, Chairman (retired, December 31, 2012)

Mary K. Anstine, Trustee (Chairman, effective January 1, 2013)

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Todger Anderson, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

John H. Moore, Asst. Treasurer

David T. Buhler, Secretary

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

	(b)	Not applicable.

	(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

	(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees:  For the registrant’s fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $174,500 and $174,500, respectively.

(b)

Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2012 and December 31, 2011, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees:  For the registrant’s fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $41,460 and $39,660, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)

All Other Fees:  For the registrant’s fiscal years ended December 31, 2012 and December 31, 2011, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

	(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

(g)

Aggregate non-audit fees of $41,460 and $39,660 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2012 and December 31, 2011, respectively.  All such services were rendered to the registrant.

	(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

	(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

	(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 8, 2013